FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-286173-02

October 3, 2025

BENCHMARK 2025-V18
Mortgage Trust

Free Writing Prospectus
Structural and Collateral Term Sheet

$1,316,438,800
(Approximate Mortgage Pool Balance)

$1,109,922,000
(Approximate Offered Certificates)

GS Mortgage Securities Corporation II Depositor

Commercial Mortgage Pass-Through Certificates Series 2025-V18

Goldman Sachs Mortgage Company German American Capital Corporation Citi Real Estate Funding Inc. Bank of Montreal Barclays Capital Real Estate Inc.
As Sponsors and Mortgage Loan Sellers

Goldman Sachs & Co. LLC	Citigroup	Barclays	BMO Capital Markets	Deutsche Bank Securities

 Co-Lead Managers and Joint Bookrunners

Academy Securities	Drexel Hamilton, LLC

Co-Managers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-286173) (the “Preliminary Prospectus”) anticipated to be dated October 6, 2025. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY
CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	AAA(sf) / AAAsf / AAA(sf)	$3,291,000		30.000%	[ ]%	(5)	2.18	11/25 – 12/29
Class A-2	AAA(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class A-3	AAA(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class X-A	NR / AAAsf / AAA(sf)	$998,930,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / A-sf / AAA(sf)	$110,992,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S	NR / AAAsf / AAA(sf)	$123,499,000		20.125%	[ ]%	(5)	4.96	10/30 – 10/30
Class B	NR / AA-sf / AA-(sf)	$62,531,000		15.125%	[ ]%	(5)	4.96	10/30 – 10/30
Class C	NR / A-sf / A-(sf)	$48,461,000		11.250%	[ ]%	(5)	4.96	10/30 – 10/30

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class X-D	NR / BBB-sf / BBB(sf)	$39,082,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-F	NR / BB-sf / BBB-(sf)	$25,012,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-G	NR / B-sf / BB(sf)	$15,633,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-J	NR / NR / NR	$60,967,860	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class D	NR / BBB-sf / BBB(sf)	$39,082,000		8.125%	[ ]%	(5)	4.96	10/30 – 10/30
Class F	NR / BB-sf / BBB-(sf)	$25,012,000		6.125%	[ ]%	(5)	4.96	10/30 – 10/30
Class G	NR / B-sf / BB(sf)	$15,633,000		4.875%	[ ]%	(5)	4.96	10/30 – 10/30
Class J	NR / NR / NR	$60,967,860		0.000%	[ ]%	(5)	4.96	10/30 – 10/30
Class R(9)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA” and, together with S&P and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-J certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class F, Class G and Class J certificates (collectively, the “principal balance certificates” and, together with the Class X certificates, the “non-VRR certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.
(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2 and Class A-3 certificates, are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the VRR interest. However, losses incurred on the mortgage loans will be allocated between the VRR interest and the principal balance certificates, pro rata, in accordance with their respective outstanding balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.
(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates of the mortgage loans or whole loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)
(5)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.
(6)	The exact initial certificate balances of the Class A-2 and Class A-3 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balance, weighted average life and principal window of the Class A-2 and Class A-3 certificates are expected to be within the applicable ranges reflected in the following chart. The initial aggregate certificate balance of the Class A-2 and Class A-3 certificates is expected to be approximately $872,140,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Wtd. Avg. Life (Yrs)	Expected Range of Principal Window
Class A-2	$0 – $348,650,000	NAP – 4.76	NAP / 12/29 – 09/30
Class A-3	$523,490,000 – $872,140,000	4.95 – 4.87	09/30 – 10/30 /12/29 – 10/30
(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related classes of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class(es)
Class X-A	Class A-1, Class A-2, Class A-3 and Class A-S certificates
Class X-B	Class B and Class C certificates
Class X-D	Class D certificates
Class X-F	Class F certificates
Class X-G	Class G certificates
Class X-J	Class J certificates

(8)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus.

(9)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

VRR INTEREST SUMMARY

Non-Offered Eligible Vertical Interests(1)	Approximate Initial VRR Interest Balance	Approximate Initial VRR Interest Rate	VRR Interest Rate Description	Wtd. Avg. Life (Yrs)(2)	Principal Window(2)
RR Interest	$13,178,815	[__]%	(3)	4.89	11/25 – 10/30
Class RR Certificates	$52,643,125	[__]%	(3)	4.89	11/25 – 10/30

(1)	Each of the RR interest and the Class RR certificates will constitute an “eligible vertical interest” (as such term is defined in the Credit Risk Retention Rules) (the Class RR certificates and the RR interest collectively, the “VRR interest”) and is expected to be acquired and retained by the applicable sponsors (or their “majority-owned affiliates”, as such term is defined in the Credit Risk Retention Rules) as described under “Credit Risk Retention” in the Preliminary Prospectus. The VRR interest represents the right to receive approximately 5.0% of all amounts collected on the mortgage loans (net of all expenses of the issuing entity) that are available for distribution to the certificates (other than the Class R certificates) and the RR interest on each Distribution Date, as further described under “Credit Risk Retention” in the Preliminary Prospectus.
(2)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the VRR interest are based on the assumptions described in “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates of the mortgage loans or whole loans.
(3)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the RR interest and the Class RR certificates will be a per annum rate equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs.

The Class X-D, Class X-F, Class X-G, Class X-J, Class D, Class F, Class G, Class J, Class R and Class RR certificates and the RR interest are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates or the RR interest is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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KEY FEATURES OF THE CERTIFICATES
Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,316,438,800
Number of Mortgage Loans	47
Number of Mortgaged Properties	88
Average Cut-off Date Mortgage Loan Balance	$28,009,336
Weighted Average Mortgage Interest Rate	6.46236%
Weighted Average Remaining Term to Maturity Date (months)	59
Weighted Average Remaining Amortization Term (months)	360
Weighted Average Cut-off Date LTV Ratio(3)	60.4%
Weighted Average Maturity Date LTV Ratio(4)	60.2%
Weighted Average Underwritten NCF Debt Service Coverage Ratio	1.80x
Weighted Average Debt Yield on Underwritten NOI	12.3%
% of Mortgage Loans with Mezzanine Debt	4.6%
% of Mortgage Loans with Subordinate Debt(5)	4.6%
% of Mortgage Loans with Preferred Equity	4.6%
% of Mortgage Loans with Single Tenants(6)	13.3%

(1)	With respect to 10 mortgage loans, representing approximately 27.0% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, rooms or unit calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to one mortgage loan, representing approximately 4.6% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.
(2)	Subject to a variance of plus or minus 5%.
(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to four mortgage loans (12.3% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 61.4%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.
(4)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to four mortgage loans (12.3% of the initial pool balance) the respective Maturity Date LTV Ratios were calculated using a valuation other than an “as-is” value of each related mortgaged property. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 61.3%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
(5)	The 180 Water mortgage loan (4.6% of the initial pool balance) is part of a whole loan that includes one subordinate companion note that is generally subordinate in right of payment to the related mortgage loan (the “180 Water Subordinate Companion Loan”). The 180 Water Subordinate Companion Loan has an outstanding principal balance of $132,000,000 as of the Cut-off Date. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.
(6)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5

KEY FEATURES OF THE CERTIFICATES (continued)
Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Deutsche Bank Securities Inc. Citigroup Global Markets Inc. BMO Capital Markets Corp. Barclays Capital Inc.
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,316,438,800
Master Servicer:	Trimont LLC
Special Servicer:	Torchlight Loan Services, LLC
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Computershare Trust Company, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which German American Capital Corporation, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of October 6, 2025
Closing Date:	October 30, 2025
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in October 2025 (or, in the case of any mortgage loan that has its first due date after October 2025, the date that would have been its due date in October 2025 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 11th day of each month or next business day, commencing in November 2025
Distribution Date:	The 4th business day after the Determination Date, commencing in November 2025
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	October 2058
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

6

COLLATERAL OVERVIEW
■	$1,109,922,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 47 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,316,438,800 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $28,009,336 and are secured by 88 mortgaged properties located throughout 19 states and the District of Columbia
—	LTV: 60.4% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.80x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 12.3% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3
■	Loan Structural Features:
—	Amortization: 5.7% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:
-	5.7% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity
—	Hard Lockboxes: 49.7% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 92.9% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.05x DSCR and 8.75% Debt Yield on Underwritten NOI, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 44 mortgage loans representing 90.7% of the Initial Pool Balance
-	Insurance: 25 mortgage loans representing 41.6% of the Initial Pool Balance
-	Replacement Reserves: 42 mortgage loans representing 86.0% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 17 mortgage loans representing 84.8% of the portion of the Initial Pool Balance that is secured by office, mixed use, retail and industrial properties only
—	Predominantly Defeasance: 69.3% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■ Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—   Multifamily: 34.7% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—   Office: 24.9% of the mortgaged properties by allocated Initial Pool Balance are office properties

—   Hospitality: 16.1% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—   Mixed Use: 11.4% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—   Retail: 9.3% of the mortgaged properties by allocated Initial Pool Balance are retail properties (7.4% are anchored retail properties)

■	Geographic Diversity: The mortgaged properties are located throughout 19 states and the District of Columbia with seven states having greater than 5.0% of the allocated Initial Pool Balance: New York (23.7%), California (13.3%), New Jersey (8.8%), Texas (8.5%), Virginia (8.0%), Florida (7.6%) and Maryland (6.1%).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

COLLATERAL OVERVIEW (continued)

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance	Roll-up Aggregate Cut-off Date Balance	Roll-up Aggregate % of Cut-off Date Balance
Goldman Sachs Mortgage Company	10	29	$248,576,300	18.9%	$263,576,300	20.0%
German American Capital Corporation	13	23	428,532,500	32.6	483,532,500	36.7
Citi Real Estate Funding Inc.	18	29	430,490,000	32.7	430,490,000	32.7
Bank of Montreal	3	3	90,800,000	6.9	90,800,000	6.9
Barclays Capital Real Estate Inc.	1	2	13,040,000	1.0	48,040,000	3.6
German American Capital Corporation / Barclays Capital Real Estate Inc.	1	1	80,000,000	6.1	-	-
Goldman Sachs Mortgage Company / Barclays Capital Real Estate Inc.	1	1	25,000,000	1.9	-	-
Total	47	88	$1,316,438,800	100.0%	$1,316,438,800	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/ Rooms/ Pads	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
9911 Belward	$80,000,000	6.1%	Office	289,912	Refinance	3.41x	17.3%	40.6%
Park Place Village	62,000,000	4.7	Mixed Use	484,980	Acquisition	2.28x	15.9	61.0
180 Water	60,000,000	4.6	Multifamily	581	Refinance	2.50x	13.6	39.2
City Center at Oyster Point	57,785,000	4.4	Mixed Use	573,931	Refinance	1.55x	11.5	65.3
1515 West Webster	56,440,000	4.3	Office	207,000	Refinance	1.84x	12.3	64.9
Waterford Multifamily Portfolio	55,110,000	4.2	Multifamily	398	Refinance	1.32x	8.7	70.0
1010 Pacific Street	54,500,000	4.1	Multifamily	175	Refinance	1.32x	7.7	68.7
REVA Portfolio	53,000,000	4.0	Office	846,765	Refinance/Recapitalization	2.32x	18.2	46.0
Hotel Valencia Santana Row	50,000,000	3.8	Hospitality	216	Refinance	2.01x	16.4	53.2
Royal Ledges Apartments	50,000,000	3.8	Multifamily	272	Refinance	1.28x	8.4	67.9
Top 10 Total / Wtd. Avg.	$578,835,000	44.0%				2.06x	13.2%	56.9%
Remaining Total / Wtd. Avg.	737,603,800	56.0				1.60x	11.6	63.2
Total / Wtd. Avg.	$1,316,438,800	100.0%				1.80x	12.3%	60.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance(1)	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
9911 Belward	$80,000,000	6.1%	4	$48,740,000	NAP	$128,740,000	Benchmark 2025-V18	Trimont	Torchlight
180 Water	$60,000,000	4.6%	5	$88,000,000	$132,000,000	$280,000,000	COMM 2025-180W	Trimont	Mount Street
1010 Pacific Street	$54,500,000	4.1%	1	$30,000,000	NAP	$84,500,000	Benchmark 2025-V18	Trimont	Torchlight
Yosemite Hospitality Portfolio	$31,650,000	2.4%	1	$63,350,000	NAP	$95,000,000	BANK5 2025-5YR17(2)	Trimont	Torchlight
ESA Portfolio	$30,000,000	2.3%	1	$60,160,000	NAP	$90,160,000	(3)	Trimont(3)	Torchlight(3)
80-02 Kew Gardens	$30,000,000	2.3%	1	$40,000,000	NAP	$70,000,000	(3)	Trimont(3)	Torchlight(3)
Springfield Town Center	$25,000,000	1.9%	7	$125,000,000	NAP	$150,000,000	BBCMS 2025-5C37	Midland	3650 REIT
161 Washington Street	$22,500,000	1.7%	1	$31,520,000	NAP	$54,020,000	(3)	Trimont(3)	Torchlight(3)
Pacifica Hotel Portfolio (4-Pack)	$11,420,000	0.9%	1	$60,000,000	NAP	$71,420,000	Benchmark 2025-V17	Trimont	Greystone
CFS Industrial HQ	$10,000,000	0.8%	1	$42,800,000	NAP	$52,800,000	(3)	Trimont(3)	Torchlight(3)

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.
(2)	The BANK5 2025-5YR17 transaction is expected to close on or prior to the Closing Date of the Benchmark 2025-V18 transaction.
(3)	In the case of each of the ESA Portfolio mortgage loan, the 80-02 Kew Gardens mortgage loan, the 161 Washington Street mortgage loan and the CFS Industrial HQ mortgage loan, until the securitization of the related controlling pari passu companion loan, the related mortgage loan (and therefore the related whole loan) will be serviced and administered pursuant to the pooling and servicing agreement for the Benchmark 2025-V18 securitization transaction by the parties thereto. Upon the securitization of the related controlling pari-passu companion loan, servicing of the related mortgage loan (and therefore the related whole loan) will shift to the servicers under the servicing agreement with respect to such future securitization transaction, which servicing agreement will become the Controlling Pooling/Trust & Servicing Agreement.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV Ratio	Cut-off Date Total Debt LTV Ratio	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
180 Water	$60,000,000	$100,000,000	$380,000,000	9.39337105263158%	39.2%	100.5%	2.50x	0.55x

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
9911 Belward	Rockville	Maryland	Office	$80,000,000	6.1%	COMM 2015-LC19
180 Water	New York	New York	Multifamily	$60,000,000	4.6%	Benchmark 2019-B14
City Center at Oyster Point	Newport News	Virginia	Mixed Use	$57,785,000	4.4%	STWD 2021-FL2, STWD 2022-FL3
Yorkshire Apartments	Hamilton	New Jersey	Multifamily	$18,660,000	1.4%	AREIT 2024-CRE9
Holly Brook Apartments	Vestal	New York	Multifamily	$11,700,000	0.9%	AREIT 2024-CRE9, FREMF 2012-K21, FHMS K021
The Fairfax Building	Richmond	Virginia	Office	$10,200,000	0.8%	WFCM 2015-SG1
Hotel Valencia Santana Row	San Jose	California	Hospitality	$50,000,000	3.8%	MSBAM 2015-C27
Royal Ledges Apartments	Hyde Park	New York	Multifamily	$50,000,000	3.8%	FREMF 2023-KJ44
Torrey Ridge Apartments	Fresno	California	Multifamily	$44,000,000	3.3%	WFCM 2019-C54
Haven at Bellaire	Richmond	Texas	Multifamily	$41,600,000	3.2%	LNCR 2022-CRE7
Yosemite View Lodge	El Portal	California	Hospitality	$26,086,263	2.0%	WFCM 2015-NXS3, WFCM 2015-NXS4
Yosemite Cedar Lodge	El Portal	California	Hospitality	$5,563,737	0.4%	WFCM 2015-NXS3, WFCM 2015-NXS4
Providence at Champions	Houston	Texas	Multifamily	$27,500,000	2.1%	LCCM 2021-FL3
Landings I & II	Indianapolis	Indiana	Office	$24,000,000	1.8%	M360 2021-CRE3
365 West Passaic	Rochelle Park	New Jersey	Office	$22,500,000	1.7%	HUNTC 2018-FL2
Village Square	Woodmere	Ohio	Retail	$21,000,000	1.6%	COMM 2015-CR25
Cottage Inn by the Sea	Pismo Beach	California	Hospitality	$15,650,000	1.2%	COMM 2015-CR24
The Market on Cherry Road	Rock Hill	South Carolina	Retail	$11,700,000	0.9%	COMM 2016-CR28
Orchard Street Portfolio	Yonkers	New York	Multifamily	$9,600,000	0.7%	FRESB 2017-SB28, FRESB 2017-SB30, FRESB 2023-SB109
Wyndham Garden Norfolk Downtown	Norfolk	Virginia	Hospitality	$8,940,000	0.7%	CSAIL 2019-C18
Best Western Seven Seas	San Diego	California	Hospitality	$5,750,000	0.4%	WFCM 2015-LC22
The Raleigh	Burien	Washington	Multifamily	$5,100,000	0.4%	FREMF 2018-KJ20, FHMS KJ20

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Multifamily	26	$456,516,587	34.7%	1.47x	64.6%	9.2%
Garden	10	277,410,000	21.1	1.30x	68.6	8.7
High Rise	2	114,500,000	8.7	1.94x	53.2	10.8
Mid Rise	9	53,396,242	4.1	1.35x	66.8	8.9
Low Rise	5	11,210,345	0.9	1.45x	69.1	9.6
Office	15	$327,190,000	24.9%	2.29x	55.4%	14.9%
Suburban	11	178,440,000	13.6	2.02x	59.0	14.7
Lab/R&D	1	80,000,000	6.1	3.41x	40.6	17.3
CBD	3	68,750,000	5.2	1.66x	63.4	12.5
Hospitality	29	$211,976,300	16.1%	1.81x	57.9%	15.0%
Full Service	5	132,590,000	10.1	1.90x	56.6	15.6
Limited Service	5	39,672,424	3.0	1.66x	57.7	14.7
Extended Stay	17	30,000,000	2.3	1.68x	64.0	12.9
Select Service	2	9,713,876	0.7	1.76x	57.2	14.3
Mixed Use	6	$149,865,913	11.4%	1.81x	64.5%	12.9%
Office/Retail	4	127,453,050	9.7	1.90x	63.3	13.5
Multifamily/Retail	2	22,412,863	1.7	1.33x	71.5	9.0
Retail	5	$122,700,000	9.3%	1.82x	54.6%	12.8%
Anchored	4	97,700,000	7.4	1.81x	54.6	12.5
Super Regional Mall	1	25,000,000	1.9	1.86x	54.6	14.0
Industrial	2	$16,350,000	1.2%	1.57x	67.1%	11.0%
Manufacturing	1	10,000,000	0.8	1.57x	70.5	11.1
Flex	1	6,350,000	0.5	1.57x	61.7	10.8
Other	2	$13,040,000	1.0%	1.10x	78.6%	7.2%
Leased Fee	2	13,040,000	1.0	1.10x	78.6	7.2
Self Storage	2	$11,800,000	0.9%	1.42x	64.8%	9.3%
Self Storage	2	11,800,000	0.9	1.42x	64.8	9.3
Manufactured Housing	1	$7,000,000	0.5%	1.64x	55.6%	11.2%
Manufactured Housing	1	7,000,000	0.5	1.64x	55.6	11.2
Total / Wtd. Avg.	88	$1,316,438,800	100.0%	1.80x	60.4%	12.3%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

11

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	25	$312,287,500	23.7%	$861,450,000	25.7%	$49,877,588	20.6%
California	11	175,036,300	13.3	505,100,000	15.1	41,786,165	17.2
New Jersey	4	115,910,000	8.8	167,650,000	5.0	11,062,703	4.6
Texas	12	111,448,579	8.5	208,700,000	6.2	14,323,012	5.9
Virginia	5	105,875,000	8.0	402,100,000	12.0	32,132,539	13.2
Florida	6	100,150,000	7.6	202,500,000	6.1	14,498,930	6.0
Maryland	1	80,000,000	6.1	317,000,000	9.5	22,282,319	9.2
Kansas	1	62,000,000	4.7	101,700,000	3.0	9,836,014	4.1
Illinois	1	56,440,000	4.3	87,000,000	2.6	6,919,154	2.9
Georgia	2	47,740,000	3.6	81,800,000	2.4	6,517,761	2.7
Indiana	5	31,670,455	2.4	75,000,000	2.2	6,312,238	2.6
Ohio	6	29,330,966	2.2	72,000,000	2.2	5,213,875	2.1
Pennsylvania	1	22,500,000	1.7	78,000,000	2.3	8,157,778	3.4
North Carolina	2	17,700,000	1.3	49,800,000	1.5	3,144,753	1.3
South Carolina	1	11,700,000	0.9	18,700,000	0.6	1,438,113	0.6
Massachusetts	1	10,000,000	0.8	74,900,000	2.2	5,862,696	2.4
District of Columbia	1	9,750,000	0.7	15,200,000	0.5	1,565,272	0.6
Louisiana	1	6,550,000	0.5	9,500,000	0.3	608,483	0.3
Mississippi	1	5,250,000	0.4	8,700,000	0.3	484,209	0.2
Washington	1	5,100,000	0.4	9,100,000	0.3	494,742	0.2
Total	88	$1,316,438,800	100.0%	$3,345,900,000	100.0%	$242,518,344	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4,100,000 - 9,999,999	10	$71,877,500	5.5%
10,000,000 - 19,999,999	10	135,976,300	10.3
20,000,000 - 29,999,999	9	217,500,000	16.5
30,000,000 - 39,999,999	3	91,650,000	7.0
40,000,000 - 49,999,999	4	170,600,000	13.0
50,000,000 - 80,000,000	11	628,835,000	47.8
Total	47	$1,316,438,800	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.10 - 1.49	21	$520,766,300	39.6%
1.50 - 1.99	17	410,482,500	31.2
2.00 - 2.49	6	239,440,000	18.2
2.50 - 3.41	3	145,750,000	11.1
Total	47	$1,316,438,800	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	45	$1,241,438,800	94.3%
Amortizing Balloon	2	75,000,000	5.7
Total	47	$1,316,438,800	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	22	$654,151,300	49.7%
Springing	20	465,687,500	35.4
Soft	3	119,100,000	9.0
Soft (Residential); Hard (Commercial)	2	77,500,000	5.9
Total	47	$1,316,438,800	100.0%

Distribution of Cut-off Date LTV Ratios(1)

Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
39.2 - 39.9	1	$60,000,000	4.6%
40.0 - 49.9	3	176,000,000	13.4
50.0 - 59.9	9	171,776,300	13.0
60.0 - 78.6	34	908,662,500	69.0
Total	47	$1,316,438,800	100.0%

(1)	See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
39.2 - 39.9	1	$60,000,000	4.6%
40.0 - 49.9	3	176,000,000	13.4
50.0 - 59.9	9	171,776,300	13.0
60.0 - 78.6	34	908,662,500	69.0
Total	47	$1,316,438,800	100.0%

(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	40	$1,106,138,800	84.0%
Acquisition	6	157,300,000	11.9
Refinance/ Recapitalization	1	53,000,000	4.0
Total	47	$1,316,438,800	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.0000 - 5.9999	4	$237,500,000	18.0%
6.0000 - 6.4999	12	323,410,000	24.6
6.5000 - 6.9999	21	559,802,500	42.5
7.0000 - 7.4999	8	163,510,000	12.4
7.5000 - 7.6130	2	32,216,300	2.4
Total	47	$1,316,438,800	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.2 - 8.9	11	$358,150,000	27.2%
9.0 - 9.9	7	108,400,000	8.2
10.0 - 10.9	3	34,237,500	2.6
11.0 - 11.9	4	103,785,000	7.9
12.0 - 12.9	6	160,356,300	12.2
13.0 - 13.9	3	106,500,000	8.1
14.0 - 26.3	13	445,010,000	33.8
Total	47	$1,316,438,800	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.2 - 8.9	11	$358,150,000	27.2%
9.0 - 9.9	7	108,400,000	8.2
10.0 - 10.9	5	102,022,500	7.7
11.0 - 11.9	7	139,916,300	10.6
12.0 - 12.9	5	156,360,000	11.9
13.0 - 13.9	5	182,150,000	13.8
14.0 - 19.2	7	269,440,000	20.5
Total	47	$1,316,438,800	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
0	0	$0	0.0%

Distribution of Original Terms to Maturity Date (1)(2)
Original Term to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
58	1	$56,440,000	4.3%
60	46	1,259,998,800	95.7
Total	47	$1,316,438,800	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity Date(1)(2)
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
51 - 59	17	$436,186,300	33.1%
60	30	880,252,500	66.9
Total	47	$1,316,438,800	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	45	$1,241,438,800	94.3%
360	2	75,000,000	5.7
Total	47	$1,316,438,800	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	45	$1,241,438,800	94.3%
360	2	75,000,000	5.7
Total	47	$1,316,438,800	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	29	$781,202,500	59.3%
Yield Maintenance	14	404,486,300	30.7
Yield Maintenance or Defeasance	4	130,750,000	9.9
Total	47	$1,316,438,800	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	42	$1,131,958,800	86.0%
Real Estate Tax	44	$1,194,398,800	90.7%
Insurance	25	$547,027,500	41.6%
TI/LC(2)	17	$532,085,000	84.8%

(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total retail, office, industrial and mixed use properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

STRUCTURAL OVERVIEW

Allocations Between

the Non-VRR Certificates

and the VRR Interest	On each Distribution Date, the aggregate amount available for distributions to holders of the non-VRR certificates and the VRR interest owners (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (a) the VRR interest, in an amount equal to the product of such amount multiplied by approximately 5% (the “VRR Percentage”) and (b) the non-VRR certificates, in an amount equal to the product of such amount multiplied by the difference between 100% and the VRR Percentage (the “Non-VRR Percentage”).

Distributions	On each Distribution Date, funds available for distribution to holders of the non-VRR certificates, net of any yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the non-VRR certificates):
1.	Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-J certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.
2.	Class A-1, Class A-2 and Class A-3 certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:
(i) to the Class A-1 certificates until their certificate balance is reduced to zero, then (ii) to the Class A-2 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-1 in clause (i) above and then (iii) to the Class A-3 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-2 in clause (ii) above
However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-2 and Class A-3 certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-2 and Class A-3 certificates, pro rata, based on their respective certificate balances.
3.	Class A-1, Class A-2 and Class A-3 certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2 and Class A-3 certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)
7.	Class D certificates: (i) first, to interest on the Class D certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
8.	Class F certificates: (i) first, to interest on the Class F certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates), to principal on the Class F certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
9.	Class G certificates: (i) first, to interest on the Class G certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class F certificates), to principal on the Class G certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
10.	Class J certificates: (i) first, to interest on the Class J certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class F and Class G certificates), to principal on the Class J certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class J certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
Realized Losses	The certificate balances of the principal balance certificates and outstanding balance of the VRR interest will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates or the VRR interest, as applicable, on such Distribution Date. On each Distribution Date, the Non-VRR Percentage of any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class J certificates; then to the Class G certificates; then, to the Class F certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2 and Class A-3 certificates, based on their then-current respective certificate balances.
The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, the VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed to the VRR Interest Owners, and the Non-VRR Percentage of any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed as follows: (a) pro rata, between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class A-S and Class X-A certificates, (ii) the group (the “YM Group B”) of the Class X-B, Class B and Class C certificates, and (iii) the group (together with the YM Group A and the YM Group B, the “YM Groups”) of the Class X-D and Class D Certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date; and (b) as among the respective classes of principal balance certificates in each YM Group in the following manner: (i) each class of principal balance certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in such YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (ii) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable classes of principal balance certificates, will be distributed to the class of Class X Certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the aggregate amount of such yield maintenance charges will be allocated among all such classes of Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-F, Class X-G, Class X-J or Class R certificates. Instead, after the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, the Non-VRR Percentage of all prepayment premiums and yield maintenance charges with respect to mortgage loans allocated to the certificateholders will be distributed by the certificate administrator pro rata to holders of the Class F, Class G and Class J certificates (based on their respective certificate balances). For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A-1 to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided that if such discount rate is greater than or equal to the mortgage loan rate on such mortgage loan, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Non-Serviced Loans	The 180 Water, Yosemite Hospitality Portfolio, Springfield Town Center and Pacifica Hotel Portfolio (4-Pack) mortgage loans are referred to in this Term Sheet as “non-serviced loans”. Each of the ESA Portfolio, 80-02 Kew Gardens, 161 Washington and CFS Industrial HQ mortgage loans (each, a “servicing shift mortgage loan”) will become a “non-serviced loan” upon the securitization of the related controlling companion loan. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.
Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).
A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the VRR interest (to the extent of the VRR Percentage of the reduction in such P&I Advance), on the one hand, and to the most subordinate class of non-VRR certificates then-outstanding (i.e., first to the Class J certificates, then to the Class G certificates, then to the Class F certificates, then to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G and Class X-J certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.
At any time an appraisal is ordered with respect to a property that would result in an appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.
Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.
If the aggregate certificate balances and notional amounts of all certificates senior to the Class F certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) and the RR interest for the mortgage loans and each REO property remaining in the issuing entity.

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be (a) with respect to any mortgage loan (other than any non-serviced mortgage loan, any servicing shift mortgage loan and any mortgage loan for which the directing holder or controlling class representative is a borrower party) and any related serviced companion loan, the Controlling Class Representative; and (b) with respect to any servicing shift mortgage loan, (i) until the securitization of the related controlling companion loan, the holder of the related controlling companion loan, and (ii) upon the securitization of the related controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by more than 50% of the controlling class certificateholders (by certificate balance). The controlling class is the most subordinate class of the Class F, Class G and Class J certificates then-outstanding that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when the most senior class of control eligible certificates is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.
On the Closing Date, Torchlight Debt Fund VIII Holdings (US), LLC or its affiliate will purchase the Class X-F, Class X-G, Class X-J, Class F, Class G and Class J certificates and, on the Closing Date, Torchlight Debt Fund VIII Holdings (US), LLC is expected to be appointed as the initial Controlling Class Representative.

Control/Consultation
Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).
Generally, a “Control Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan, in each case excluding any servicing shift mortgage loan (and any related companion loan), when there is no class of control eligible certificates that has an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is at least equal to 25% of the initial certificate balance of that class of certificates.
So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.
Generally, a “Consultation Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan, in each case excluding any servicing shift mortgage loan (and any related companion loan), when the there is no class of control eligible certificates that has an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is at least equal to 25% of the initial certificate balance of that class of certificates.
No Control Termination Event or Consultation Termination Event may occur with respect to the holder of the controlling companion loan related to a servicing shift mortgage loan and the terms Control Termination Event and Consultation Termination Event will not be applicable to such holder of the related controlling companion loan.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Risk Retention

Consultation Parties	Each VRR Interest Owner will have the right to appoint a risk retention consultation party. Except with respect to an excluded loan as to such parties, each risk retention consultation party will be entitled to consult with the special servicer with respect to certain material servicing actions as described in the Preliminary Prospectus.
Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans (if any) described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the Benchmark 2025-V18 pooling and servicing agreement (referred to as the “Benchmark 2025-V18 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the Benchmark 2025-V18 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
9911 Belward	Note	Control	Original Balance	Note Holder
	A-1	Yes	$55,000,000	Benchmark 2025-V18
	A-2(1)	No	16,500,000	GACC
	A-3(1)	No	17,240,000	GACC
	A-4	No	25,000,000	Benchmark 2025-V18
	A-5(1)	No	7,500,000	BCREI or an affiliate
	A-6(1)	No	7,500,000	BCREI or an affiliate
Total			$128,740,000
(1)	Expected to be contributed to one or more future securitization trusts.

180 Water	Note	Control	Original Balance	Note Holder
	A-1	Yes	$1,000,000	COMM 2025-180W
	A-2	No	50,000,000	Benchmark 2025-V17
	A-3	No	40,000,000	Benchmark 2025-V18
	A-4	No	20,000,000	Benchmark 2025-V18
	A-5	No	15,000,000	BMO 2025-5C12
	A-6	No	12,000,000	BMO 2025-5C12
	A-7	No	10,000,000	Benchmark 2025-V17
	B	Yes	132,000,000	COMM 2025-180W
Total			$280,000,000

1010 Pacific Street	Note	Control	Original Balance	Note Holder
	A-1	Yes	$54,500,000	Benchmark 2025-V18
	A-2(1)	No	30,000,000	MSBNA
Total			$84,500,000
(1)	Expected to be contributed to one or more future securitization trusts.

Yosemite Hospitality Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$63,350,000	BANK5 2025-5YR17(1)
	A-2	No	31,650,000	Benchmark 2025-V18
Total			$95,000,000
(1)	The BANK 2025-5YR17 transaction is expected to close on or prior to the Closing Date of the Benchmark 2025-V18 transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans (continued)

ESA Portfolio	Note	Control	Original Balance	Note Holder
	A-1(1)	Yes	$60,160,000	GSBI
	A-2	No	30,000,000	Benchmark 2025-V18
Total			$90,160,000
(1)	Expected to be contributed to one or more future securitization trusts.

80-02 Kew Gardens	Note	Control	Original Balance	Note Holder
	A-1(1)	Yes	$40,000,000	CREFI
	A-2	No	30,000,000	Benchmark 2025-V18
Total			$70,000,000
(1)	Expected to be contributed to one or more future securitization trusts.

Springfield Town Center	Note	Control	Original Balance	Note Holder
	A-1-1	Yes	$27,600,000	BBCMS 2025-5C37
	A-1-2	No	30,000,000	Benchmark 2025-V17
	A-1-3-a	No	17,400,000	GSBI
	A-1-3-b	No	15,000,000	Benchmark 2025-V18
	A-2-1	No	18,400,000	BBCMS 2025-5C37
	A-2-2	No	16,000,000	Benchmark 2025-V17
	A-2-3	No	11,600,000	BCREI or an affiliate
	A-2-4	No	4,000,000	Benchmark 2025-V17
	A-2-5	No	10,000,000	Benchmark 2025-V18
Total			$150,000,000

161 Washington Street	Note	Control	Original Balance	Note Holder
	A-1(1)	Yes	$31,520,000	GSBI
	A-2	No	22,500,000	Benchmark 2025-V18
Total			$54,020,000
(1)	Expected to be contributed to one or more future securitization trusts.

Pacifica Hotel Portfolio(4-Pack)	Note	Control	Original Balance	Note Holder
	A-1	Yes	$60,000,000	Benchmark 2025-V17
	A-2	No	11,420,000	Benchmark 2025-V18
Total			$71,420,000

CFS Industrial HQ	Note	Control	Original Balance	Note Holder
	A-1(1)	Yes	$42,800,000	GSBI
	A-2	No	10,000,000	Benchmark 2025-V18
Total			$52,800,000
(1)	Expected to be contributed to one or more future securitization trusts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

21

STRUCTURAL OVERVIEW (continued)

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the Benchmark 2025-V18 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the RR Interest Owner (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders and the RR Interest Owner (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.
“Calculation Rate” means:
(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and
(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal) of the related mortgaged property.

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.
If at any time a Control Termination Event is continuing, the holders of the principal balance certificates and the Class RR certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates and the Class RR certificates may request a vote to replace the special servicer (other than with respect to a non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates and Class RR certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.
A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates and Class RR certificates on an aggregate basis.
If, during the continuance of a Control Termination Event, the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders and the RR Interest Owner as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of certificates representing at least a majority of the voting rights (taking into account the application of appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates and Class RR certificates whose holders voted on the matter; provided that holders of principal balance certificates and Class RR certificates that so voted on the matter (i) hold principal balance certificates and Class RR certificates representing at least 20% of the aggregate voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates and Class RR certificates on an aggregate basis and (ii) consist of at least three certificateholders or certificate owners that are not affiliated with each other.
If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the Benchmark 2025-V18 PSA.

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced companion loans certain fees resulting from modifications, extensions, amendments, waivers or other changes to the terms of the loan documents, as more

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

22

STRUCTURAL OVERVIEW (continued)

Servicing Compensation (continued)	fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.
All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).
Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.
Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% (or 0.50%, in the case of the 9911 Belward mortgage loan) and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.
Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

23

STRUCTURAL OVERVIEW (continued)

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. During the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, the RR Interest Owner and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders, the RR Interest Owner and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).
The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

24

STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.
“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
—all special notices delivered.
—summaries of final asset status reports.
—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.
—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

25

CERTAIN DEFINITIONS
■	“ADR”: For any hospitality property, average daily rate.
■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than five months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.
■	“CBD”: Central business district.
■	“FF&E”: Furniture, fixtures and equipment.
■	“GLA”: Gross leasable area.
■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.
■	“MSA”: Metropolitan statistical area.
■	“Non-Reduced Interests”: Each class of certificates (other than Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.
■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.
■	“Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.
■	“RevPAR”: With respect to any hospitality property, revenues per available room.
■	“SF”: Square Feet or Square Foot.
■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.
■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.
■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.
■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.
■	“TTM”: Trailing twelve months.
■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.
■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

26

CERTAIN DEFINITIONS (continued)
■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.
■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 1 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 40.6% 3.41x 17.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

28

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 1 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 40.6% 3.41x 17.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

29

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 1 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 40.6% 3.41x 17.3%
Mortgage Loan Information		Property Information
Loan Seller:	GACC, Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office – Lab/R&D
Borrower Sponsor(s):	TechCore, LLC	Collateral:	Fee
Borrower(s):	GI TC Rockville, LLC	Location:	Rockville, MD
Original Balance(1):	$80,000,000	Year Built / Renovated:	2005 / NAP
Cut-off Date Balance(1):	$80,000,000	Property Management:	GI Property Manager LP
% by Initial UPB:	6.1%	Size:	289,912 SF
Interest Rate:	5.00000%	Appraised Value / Per SF(3):	$317,000,000 / $1,093
Note Date:	September 30, 2025	Appraisal Date:	August 25, 2025
Original Term:	60 months	Occupancy:	100.0% (as of October 6, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	99.0%
Original Amortization:	NAP	Underwritten NOI:	$22,282,319
Interest Only Period:	60 months	Underwritten NCF:	$22,282,319
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$22,745,063 (TTM June 30, 2025)
Additional Debt Balance(1):	$48,740,000	2024 NOI:	$24,654,063
Call Protection:	L(24),YM1(29),O(7)	2023 NOI:	$27,431,087
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$26,884,242

Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$444
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$444
Insurance:	$0	Springing	NAP	Cut-off Date LTV(3):	40.6%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV(3):	40.6%
TI / LC:	$19,292,063	Springing	NAP	UW NOI DY:	17.3%
				UW NCF DSCR:	3.41x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$128,740,000	100.0%	Loan Payoff	$101,634,203	78.9%
			Upfront Reserves	19,292,063	15.0
			Closing Costs	4,514,149	3.5
			Principal Equity Distribution	3,299,585	2.6
Total Sources	$128,740,000	100.0%	Total Uses	$128,740,000	100.0%
(1)	The 9911 Belward Mortgage Loan (as defined below) is part of the 9911 Belward Whole Loan (as defined below), which is comprised of six pari passu promissory notes with an aggregate original principal balance of $128,740,000. The Financial Information in the chart above is based on the 9911 Belward Whole Loan. See “—The Loan” below.
(2)	Please see “—Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	The Appraised Value set forth above is the Market Value - Assuming Outstanding TIs Funded, which assumes that $21,743,000 of outstanding tenant improvement allowances was reserved. At origination, the then tenant improvement allowances outstanding amount of $19,292,063 was reserved, as certain of the allowances were already funded between the appraisal date and origination date. The appraisal also provided an “As Is” appraised value of the 9911 Belward Property of $297,000,000, which results in an Appraised Value Per SF of $1,024.45, and a Cut-off Date LTV and Maturity Date LTV of 43.3% each.

The Loan. The largest mortgage loan (the “9911 Belward Mortgage Loan”) is part of a whole loan (the “9911 Belward Whole Loan”) which is comprised of six pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $128,740,000. The 9911 Belward Whole Loan is secured by the borrower’s fee simple interest in a 289,912 square foot lab/R&D office complex located in Rockville, Maryland (the “9911 Belward Property”). The 9911 Belward Mortgage Loan is evidenced by the controlling Note A-1 and the non-controlling note A-4 with an aggregate outstanding principal balance as of the Cut-off Date of $80,000,000. The 9911 Belward Whole Loan was originated by German American Capital Corporation (“GACC”) and Barclays Capital Real Estate Inc. (“BCREI”). GACC is contributing Note A-1 and BCREI is contributing Note A-4 to the Benchmark 2025-V18 securitization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 1 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 40.6% 3.41x 17.3%

The relationship between the holders of the 9911 Belward Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The 9911 Belward Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2025-V18 securitization trust. See “Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the 9911 Belward Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$55,000,000	$55,000,000	Benchmark 2025-V18	Yes
A-2(1)	$16,500,000	$16,500,000	GACC	No
A-3(1)	$17,240,000	$17,240,000	GACC	No
A-4	$25,000,000	$25,000,000	Benchmark 2025-V18	No
A-5(1)	$7,500,000	$7,500,000	BCREI or an affiliate	No
A-6(1)	$7,500,000	$7,500,000	BCREI or an affiliate	No
Total	$128,740,000	$128,740,000
(1)	Expected to be contributed to one or more future securitization transactions.

The Property. The 9911 Belward Property is a 289,912 square foot lab/R&D office building that was originally constructed as a build-to-suit for Human Genome Sciences, Inc. (“HGSI”) in 2005 for approximately $233.4 million ($805 per square foot). In 2006, BioMed Realty Trust completed a sale leaseback transaction in which it purchased the 9911 Belward Property and leased it back to HGSI on a 20-year, absolute triple net lease expiring in May 2026. In 2012, GlaxoSmithKline plc (“GSK”) (S&P / Moody’s: A / A2) acquired HGSI for $3.6 billion and spent approximately $139 million ($480 per square foot) substantially redeveloping the 9911 Belward Property in 2017. Additionally, from 2023 to 2024, GSK invested approximately an additional $20 million ($69 per square foot) in safety improvements and equipment upgrades. The 9911 Belward Property is 100% leased to HGSI, which lease is fully guaranteed by its investment grade parent company, GSK. HGSI extended its lease for 10 years in May 2024, two years prior to its original lease expiration in May 2026, resulting in a current lease expiration date in May 2034, approximately 3.7 years beyond the maturity date of the 9911 Belward Whole Loan. HGSI currently has one additional 10-year renewal option and no termination or contraction options. The 9911 Belward Property serves as a production point for HGSI’s FDA-approved drugs, BENLYSTA and NUCALA, two of GSK’s best-selling pharmaceuticals. NUCALA’s patent does not expire until after the loan term in 2033. BENLYSTA’s patent is set to expire in 2027.

Sole Tenant. The sole tenant at the 9911 Belward Property is HGSI.

HGSI (289,912 SF, 100.0% of net rentable area, 100.0% of UW base rent). HGSI researches and develops proprietary pharmaceutical and diagnostic products. HGSI products predict, prevent, detect, treat, and cure disease based on the discovery of human and microbial genes. In 2012, HGSI was purchased by GSK (ADR NYSE: GSK) for $3.6 billion or $14.25 per share. GSK is a global biopharmaceutical company headquartered in the United Kingdom with a legacy dating back to the 18th century and officially formed through a merger of Glaxo Wellcome and SmithKline Beecham in 2000. The company focuses on the research, development, and manufacturing of innovative medicines and vaccines. GSK’s top-selling biopharmaceutical products include Shingrix (a shingles vaccine), Arexvy (the first approved respiratory syncytial virus (RSV) vaccine for adults), and Dovato (a leading human immunodeficiency virus (HIV) treatment). As of 2024, GSK has approximately 70,000 employees globally (approximately 12,000 in the U.S.) and an expanding pipeline of vaccines and specialty medicines. The 9911 Belward Property functions as the primary manufacturing point for BENLYSTA and NUCALA, two key prescription medications for adults with active systemic lupus erythematosus (BENLYSTA) and COPD/asthma (NUCALA). HGSI’s lease is fully guaranteed by GSK.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

31

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 1 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 40.6% 3.41x 17.3%

The following table presents certain information relating to the sole tenant at the 9911 Belward Property:

Tenant Summary(1)
Tenant	Ratings (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)	Renewal Option
Sole Tenant
HGSI	A2/A/NR	289,912	100.0%	$23,590,139	$81.37	100.0%	5/31/2034	N	1 x 10 Yr
Vacant Space		0	0.0
Collateral Total		289,912	100.0%

(1)	Based on the underwritten rent roll as of October 6, 2025.
(2)	Ratings provided are those of the parent company of the entity shown.

The following table presents certain information relating to the lease rollover schedule at the 9911 Belward Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2025	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	0	0.0%	0.0%	$0	0.0%	$0.00	0
2034	289,912	100.0%	100.0%	$23,590,139	100.0%	$81.37	1
2035 & Thereafter	0	0.0%	100.0%	$0	0.0%	$0.00	0
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	289,912	100.0%		$23,590,139	100.0%	$81.37	1
(1)	Based on the underwritten rent roll as of October 6, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

32

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 1 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 40.6% 3.41x 17.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 9911 Belward Property:

Cash Flow Analysis
	2022	2023	2024	TTM 6/30/2025	UW(1)	UW PSF
Base Rent	$26,891,010	$27,428,830	$24,882,931	$22,960,306	$23,590,139	$81.37
Credit Tenant Rent Steps(2)	0	0	0	0	1,619,386	$5.59
Potential Income from Vacant Space	0	0	0	0	0	$0.00
Gross Potential Rent	$26,891,010	$27,428,830	$24,882,931	$22,960,306	$25,209,526	$86.96
Total Reimbursements	1,824,757	1,981,820	2,173,385	2,240,644	4,790,109	$16.52
Net Rental Income	$28,715,767	$29,410,650	$27,056,316	$25,200,949	29,999,635	$103.48
Other Income	0	0	0	95,844	0	$0.00
(Vacancy & Credit Loss)	0	0	0	0	(2,146,736)	($7.40)
Effective Gross Income	$28,715,767	$29,410,650	$27,056,316	$25,296,793	$27,852,899	$96.07

Real Estate Taxes	1,761,955	1,904,155	2,095,699	2,116,949	2,381,011	$8.21
Insurance	13,633	13,823	19,548	20,333	16,884	$0.06
Management Fee(3)	55,937	61,585	287,006	84,712	835,587	$2.88
Repairs and Maintenance(3)	0	0	0	329,736	2,337,098	$8.06
Total Expenses	$1,831,526	$1,979,563	$2,402,254	$2,551,730	$5,570,580	$19.21

Net Operating Income	$26,884,242	$27,431,087	$24,654,063	$22,745,063	$22,282,319	$76.86
Replacement Reserves	0	0	0	0	0	$0.00
TI/LC	0	0	0	0	0	$0.00
Net Cash Flow	$26,884,242	$27,431,087	$24,654,063	$22,745,063	$22,282,319	$76.86

Occupancy %	100.0%	100.0%	100.0%	100.0%	99.0%
NCF DSCR	4.12x	4.20x	3.78x	3.49x	3.41x
NOI Debt Yield	20.9%	21.3%	19.2%	17.7%	17.3%
(1)	Based on the underwritten rent roll dated October 6, 2025.
(2)	Represents straight lined rent through the loan term.
(3)	The lender is underwriting to a 3% management fee and 20% Repairs and Maintenance expense assumption and then recovering the assumed Repairs and Maintenance expense and management fee reimbursements up to $72,000 in accordance with the sole tenant’s lease.

Appraisal. According to the appraisal, the 9911 Belward Property had an “as-is” appraised value of $297,000,000, as of August 25, 2025. The Appraised Value set forth below is the Market Value - Assuming Outstanding TIs Funded.

9911 Belward Appraised Value(1)(2)
Property	Value	Capitalization Rate
9911 Belward	$317,000,000	7.75%
(1)	Source: Appraisal.
(2)	The Appraised Value set forth above is the Market Value - Assuming Outstanding TIs Funded of the 9911 Belward Property, which assumes that $21,743,000 of outstanding tenant improvement allowances was reserved. At origination, the then outstanding amount of tenant improvement allowances of $19,292,063 was reserved. The appraisal also provided an “As Is” appraised value of the 9911 Belward Property of $297,000,000, which results in an Appraised Value Per SF of $1,024.45, and a Cut-off Date LTV and Maturity Date LTV of 43.3% each.

Environmental Matters. According to the Phase I environmental site assessment report dated September 11, 2025, there was no evidence of any recognized environmental conditions at the 9911 Belward Property.

The Market. The 9911 Belward Property is located in the I-270 corridor market in the greater market of suburban Maryland within Montgomery County. Montgomery County is the state of Maryland’s most populous and affluent area. It is approximately 20 miles from the nation’s capital and home to more than 300 biotech companies such as GSK and MedImmune.

The 9911 Belward Property is located in the life sciences cluster known as “DNA Alley” in Montgomery County, Maryland, a nationally recognized center for biotechnology and biomedical companies. Stretching along the I-270 corridor from Bethesda through Rockville, Gaithersburg, Germantown, and up to Frederick, the area earned its nickname from a news magazine in 2000 due to its high concentration

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

33

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 1 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 40.6% 3.41x 17.3%

of genomic and biotech firms. The cluster’s growth has been fueled by its proximity to major federal agencies such as the National Institutes of Health (NIH) in Bethesda, the Food and Drug Administration in White Oak and the National Institute of Standards and Technology in Gaithersburg.

The table below presents certain information relating to office leases comparable to those at the 9911 Belward Property identified by the appraisal:

Comparable Life Science Leases(1)
Property Name	Year Built/Renovated	Total NRA	Tenant	Rent PSF(3)	Lease Term (Years)
9911 Belward(2)	2005 / NAP	289,912	HGSI	$81.37	8.7
4MLK	2024 / NAP	255,830	UMD – Flex Labs	$47.40	10.0
9605 Medical Center Drive – Building III	2004 / NAP	115,000	AbelZeta	$43.50	8.6
Cloverleaf Center IV	1995 / NAP	82,728	UBriGene Biosciences	$45.00	5.6
7495 New Horizon	2021 / NAP	75,000	Cartesian	$47.00	7.3
45 West Watkins Mill Road	1989 / NAP	54,737	AstraZeneca	$41.00	5.0
(1)	Source: Appraisal.
(2)	Based on underwritten rent roll as of October 6, 2025.
(3)	All rents shown are NNN. The appraiser concluded to a forecast market rent of $65.00 PSF for the 9911 Belward Property.

The Borrower and the Borrower Sponsor. The borrower is GI TC Rockville, LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 9911 Belward Whole Loan.

The borrower sponsor and the non-recourse carveout guarantor is TechCore, LLC. TechCore, LLC is a core investment vehicle actively investing in or owning technology-advantaged real estate in the United States, including data centers, carrier hotels, specialized technology corporate campuses, “Always On” facilities, and life sciences properties located in primary markets and leased to industry leading tenants. TechCore, LLC is a real estate fund formed by GI Partners, a private investment firm, and the California Public Employees Retirement System (CalPERS). The fund seeks to acquire technology-advantaged properties, capitalizing on the themes of growing data and connectivity usage, the increase in the importance of complex treatments for human health challenges and the growth of other forms of technology and research in everyday life. Since 2012, TechCore, LLC has acquired 19 properties and invested in over 3.6 million square feet of stabilized core technology-advantaged real estate and continues to actively invest in this sector.

Property Management. 9911 Belward is currently managed by GI Property Manager LP, a borrower sponsor affiliated management company.

Initial and Ongoing Reserves. At origination, the borrower deposited into escrow approximately $19,292,063 for outstanding tenant improvements and/or leasing commissions for the sole tenant at the 9911 Belward Property.

Tax Escrows – During a Cash Sweep Period (as defined below), the borrower is required to deposit into a real estate tax reserve, on a monthly basis, an amount equal to 1/12th of the real estate taxes that the lender estimates will be payable during the next ensuing twelve months. Notwithstanding the foregoing, deposits to the tax reserve are waived if either (A) (i) no Cash Sweep Period is in effect, (ii) the borrower timely pays taxes prior to delinquency and (iii) the borrower provides evidence of payment acceptable to the lender or the lender independently verifies payment or (B) (i) the tenant is obligated to pay taxes directly, (ii) the tenant pays taxes, (iii) the tenant or borrower furnishes receipts and (iv) the HGSI lease is in full force and effect.

Insurance Escrows – The borrower is required to deposit into an insurance reserve, on a monthly basis, an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof; provided, however, that the insurance reserve will be conditionally waived for so long as the borrower maintains a blanket policy acceptable to the lender. A blanket policy was in place at origination. Notwithstanding the foregoing, deposits to the insurance reserve are waived if either (A) (i) no Cash Sweep Period is in effect, (ii) the borrower timely pays insurance premiums prior to delinquency (iii) the borrower provides evidence of payment acceptable to the lender or the lender independently verifies payment, and (iv) there is no (x) material monetary or non-monetary default under the HGSI lease that would reasonably be anticipated to have a

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

34

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 1 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 40.6% 3.41x 17.3%

material adverse effect or (y) failure to pay base rent under the HGSI lease or (B) the insurance policies consist of blanket policies that satisfy the requirements of the loan documents, or are maintained by any tenant that satisfies the requirements of the loan documents, and the borrower provides proof of payment.

Replacement Reserves – During a Cash Sweep Period, the borrower is required to deposit approximately $4,832, on a monthly basis, into a replacement reserve.

TI/LC Reserves – During a Cash Sweep Period, the borrower is required to deposit approximately $36,239, on a monthly basis, into a reserve for future tenant improvements and leasing commissions.

Lockbox / Cash Management. The 9911 Belward Whole Loan is structured with a hard lockbox and springing cash management. The borrower and property manager, as applicable, are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received into such account within two business days after receipt. So long as no Cash Sweep Period is continuing, the amounts on deposit in the lockbox account will be swept to the borrower’s operating account. During the continuance of a Cash Sweep Period, transfers to the borrower’s operating account are required to cease and such sums on deposit in the lockbox account are required to be transferred on a daily basis to a cash management account controlled by the lender, at a financial institution selected by the lender (and the borrower is required to cooperate with the lender and the cash management bank in the establishment of such account). Funds swept to the cash management account are required to be applied to payment of all monthly amounts due under the 9911 Belward Whole Loan documents, including deposits to the tax and insurance reserves, payments of monthly debt service, deposits to the replacement reserve and TI/LC reserve, payment of monthly operating expenses set forth in the lender-approved annual budget with such adjustments set forth in the Whole Loan documents and lender-approved, as well as pre-approved, extraordinary expenses, with all excess cash flow remaining after such application to be deposited (i) in the case of a Cash Sweep Period due to a material default, into an excess cash flow account, to be held as additional collateral during the continuance of such Cash Sweep Period (provided that such reserve may be used for leasing expenses, taxes, insurance premiums and certain operating expenses if requested by the borrower, subject, in each case, to satisfaction of certain conditions) and (ii) in the case of a Cash Sweep Period due to a Specified Tenant Sweep Event (as defined below), into a lease sweep reserve (the “Lease Sweep Reserve”).

A “Cash Sweep Period” will commence upon (i) the occurrence of a material event of default (including failure to pay debt service or reserve deposits, taxes or insurance premiums, bankruptcy related defaults or any covenant default that would have a material adverse effect) under the 9911 Belward Whole Loan documents, (ii) a Specified Tenant Sweep Event if the borrower fails to timely make any cash deposit or to provide a letter of credit, in each case in the Lease Sweep Reserve Deposit Amount (as defined below)as described in the 9911 Belward Whole Loan documents, and (B) will expire upon (x) with regard to any Cash Sweep Period commenced in connection with clause (i) above, the cure or waiver (if applicable) of such material event of default, (y) with regard to any Cash Sweep Period commenced in connection with clause (ii) above, the expiration of all Specified Tenant Sweep Periods or borrower makes the cash deposit or provides a letter of credit in the Lease Sweep Reserve Deposit Amount (as defined below).

“Lease Sweep Reserve Deposit Amount” means an amount equal to the total rentable square feet of the applicable (portion of the) space leased pursuant to a Specified Tenant (as defined below) lease multiplied by $75.00.

“Specified Tenant” means (i) HGSI, (ii) any successor-in-interest to the tenant under the HGSI lease, or (iii) any other tenant or its affiliates under a lease (or combination of leases) covering more than 50% of the premises demised under the HGSI lease.

A “Specified Tenant Sweep Event” will commence (a) in the event that, unless the Specified Tenant or its lease guarantor has an IG Rating (as defined below), a Specified Tenant goes dark or ceases operations in all or substantially all of its space at the 9911 Belward Property for more than 30 consecutive days excluding (i) the temporary closure of building amenity space such as cafeterias and gyms pursuant to applicable legal requirements, (ii) a temporary closure as a result of repairs, alterations, or restoration being performed diligently and in accordance with the 9911 Belward Whole Loan documents, and/or (iii) a temporary closure effectuated in order to comply with governmental restrictions which restrict use or occupancy or (iv) a temporary closure caused by force majeure; provided that with respect to clauses (iii) and (iv) the Specified Tenant occupies the applicable space and recommences operations within 60 days following the termination of the event that caused the closure, (b) upon a bankruptcy or insolvency proceeding of a Specified Tenant or the guarantor of its lease (or its parent company to the extent there is no lease guarantor), (c) a Specified Tenant fails to renew its lease by the later of (i) the date that is 12 months prior to the expiration date or (ii) the latest date the Specified Tenant is required under its lease to give notice of its exercise of a renewal option, in each case, unless such event is cured within 5 business days as described below; (d) upon the early termination, surrender or cancellation of a Specified Tenant’s lease or Specified Tenant gives notice of its intention to do so, or its intention not to renew its lease; or (e) upon a default by a Specified Tenant under its lease beyond any applicable notice and cure period which such default is (x) a material monetary or non-monetary default that would reasonably be anticipated to have a material

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

35

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 1 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 40.6% 3.41x 17.3%

adverse effect on the value or condition of the 9911 Belward Property and/or the borrower’s ability to perform its material obligations under the 9911 Belward Whole Loan documents, and/or (y) a failure (beyond applicable notice and cure periods) to pay base rent.

“IG Rating” means (A) with respect to the Specified Tenant lease in place as of the origination date, (a long-term unsecured debt rating of at least “BBB-“ from Moody’s and S&P, and (B) with respect to any other entity, such entity has a long-term unsecured debt rating of at least “BBB-“ from Moody’s and S&P and an equivalent rating from each of the other rating agencies which rate such entity.

A Specified Tenant Sweep Event will end once (i) with respect to clause (a) above, the applicable Specified Tenant resumes occupancy and operations in substantially all its space, or with respect to clauses (b) through (e), at least 70% of the space demised under the Specified Tenant’s lease has been re-tenanted pursuant to one or more “qualified leases” as defined in the 9911 Belward Whole Loan documents, (ii) with respect to clause (b) above, the applicable Specified Tenant, lease guarantor or parent entity is no longer deemed insolvent or subject to bankruptcy or insolvency proceedings and has affirmed in bankruptcy the applicable lease and any lease guaranty pursuant to final non-appealable order of the bankruptcy court, (iii) in the case of clause (c), the applicable Specified Tenant (A) renews its lease pursuant to its terms, or (B) otherwise extends its lease at the fair market rental rate or otherwise on terms reasonably approved by the lender, with respect to at least 70% of such Specified Tenant’s space, together with other qualified leases, (iv) in the case of clause (d), any such notice is rescinded or waived, (v) in the case of clause (e), the subject default has been cured or is otherwise no longer reasonably anticipated to have a material adverse effect, and (vi) in the case of any Specified Tenant Sweep Event, the 9911 Belward Property has achieved a debt yield of at least 10% as the result of re-tenanting all or any portion of the applicable space pursuant to one or more “qualified leases” (calculated to include the replacement “qualified leases” in question), and, in connection with any of the events described in the foregoing clauses(i), (iii) or (vi), in the lender’s reasonable judgment, sufficient funds (including any termination payments from any Specified Tenants that have been delivered to the lender in accordance with the terms of the 9911 Belward Whole Loan documents) have been accumulated in the Lease Sweep Reserve to cover all anticipated tenant improvement and leasing commissions and free, gap and/or abated rent in connection therewith (which such free, gap and/or abated rent reserve may not exceed an amount that would be sufficient to cause the debt service coverage ratio to be equal to 1.50x until the commencement of full rent payments) (the

“Lease Sweep Re-tenanting Costs”), whereupon (i) any funds remaining in the Lease Sweep Reserve in excess of the amount required to cover all such Lease Sweep Re-tenanting Costs are required to be released to the borrower and (ii) the funds retained in the Lease Sweep Reserve to cover all such Lease Sweep Re-tenanting Costs are required to be disbursed to the borrower to fund such Lease Sweep Re-tenanting Costs. A Specified Tenant Sweep Event will also cease on the date on which the following amounts have accumulated in the Lease Sweep Reserve: (x) the Lease Sweep Reserve Deposit Amount with respect to any portion of the space demised under the applicable lease that has not been re-tenanted and (y) to the extent a portion of the space demised under the applicable Specified Tenant lease has been re-tenanted pursuant to one or more qualified leases, in the lender’s judgment, sufficient funds have also been accumulated in the Lease Sweep Reserve, subject to the cap described above, to cover all anticipated Lease Sweep Re-tenanting Costs related to the space that has been re-tenanted.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

36

Mixed Use – Office/Retail 11549 Ash Street Leawood, KS 66211	Collateral Asset Summary – Loan No. 2 Park Place Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 61.0% 2.28x 15.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

37

Mixed Use – Office/Retail 11549 Ash Street Leawood, KS 66211	Collateral Asset Summary – Loan No. 2 Park Place Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 61.0% 2.28x 15.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

38

Mixed Use – Office/Retail 11549 Ash Street Leawood, KS 66211	Collateral Asset Summary – Loan No. 2 Park Place Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 61.0% 2.28x 15.9%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Mixed Use - Office/Retail
Borrower Sponsor(s):	Vijaya Borra	Collateral:	Fee
Borrower(s):	Park Place Village Holdings LLC	Location:	Leawood, KS
Original Balance:	$62,000,000	Year Built / Renovated:	2007-2013 / 2016
Cut-off Date Balance:	$62,000,000	Property Management:	CBRE, Inc.
% by Initial UPB:	4.7%	Size:	484,980 SF
Interest Rate:	6.54000%	Appraised Value (As Is) / Per SF:	$101,700,000 / $210
Note Date:	September 23, 2025	Appraisal Date:	July 16, 2025
Original Term:	60 months	Occupancy:	93.4% (as of August 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	94.4%
Original Amortization:	NAP	Underwritten NOI:	$9,836,014
Interest Only Period:	60 months	Underwritten NCF:	$9,385,453
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$10,290,058 (TTM June 30, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$10,573,361
Call Protection:	L(24),D(31),O(5)	2023 NOI:	$9,103,010
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$128
Taxes:	$1,654,568	$275,761	NAP	Maturity Date Loan / SF:	$128
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	61.0%
Replacement Reserves:	$0	$18,591	NAP	Maturity Date LTV:	61.0%
TI/LC Reserve:	$5,000,000	Springing	$2,000,000	UW NOI DY:	15.9%
Deferred Maintenance:	$25,800	$0	NAP	UW NCF DSCR:	2.28x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$62,000,000	56.4%	Purchase Price	$100,000,000	90.9%
Borrower Sponsor Equity	47,985,728	43.6	Upfront Reserves	6,680,368	6.1
			Closing Costs	3,305,360	3.0
Total Sources	$109,985,728	100.0%	Total Uses	$109,985,728	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.

The Loan. The second largest mortgage loan (the “Park Place Village Mortgage Loan”) is secured by a first lien on the borrower’s fee interest in a 484,980 square foot, mixed use, office and retail property located in Leawood, Kansas (the “Park Place Village Property”). The Park Place Village Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $62,000,000. The Park Place Village Mortgage Loan was originated by German American Capital Corporation on September 23, 2025 and has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 6.54000% per annum on an Actual/360 basis.

The Property. The Park Place Village Property is a ten-building, 484,980 square foot, Class A mixed-use office and retail development located at 11549 Ash Street in the city of Leawood, Kansas, within the Kansas City metropolitan area. Constructed in phases between 2007 and 2013, the Park Place Village Property is situated on a 6.07-acre site within the larger Park Place Village development, which features a pedestrian-friendly town square and serves as a suburban destination for business, dining, and retail. The Park Place Village Property benefits from connectivity to Interstate 435 (1.3 miles north), US-69, and other major thoroughfares, providing direct access to downtown Kansas City (20 minutes north), the Country Club Plaza, and Kansas City International Airport (35 minutes north). The

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

39

Mixed Use – Office/Retail 11549 Ash Street Leawood, KS 66211	Collateral Asset Summary – Loan No. 2 Park Place Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 61.0% 2.28x 15.9%

surrounding area includes some of the region’s most desirable residential communities such as Overland Park, Prairie Village, and Mission Hills.

The Park Place Village Property comprises ten buildings, including two office buildings, three retail buildings, and five mixed-use buildings with office space above ground-floor retail. The property features 381,086 square feet of office space (78.6% of NRA and 83.5% of underwritten base rent) and 102,907 square feet of retail space (21.2% of NRA and 16.5% of underwritten base rent). As of August 1, 2025, the property was 93.4% leased to a diverse roster of 56 tenants, including financial services, legal, technology, and hospitality users.

The Park Place Village Property offers a robust amenity package, including 1,693 parking spaces across five garages (3.49/1,000 SF NRA), high-end restaurants such as 801 Chophouse, Aqua Penny’s, Plate Italiano Moderno, and RA Sushi, boutique retail, wellness studios, and nearby non-collateral assets such as a 156-room Aloft Hotel and multifamily residences. Office leases are generally structured on a base-year reimbursement basis, while retail leases are typically net. The tenant roster is granular, with no tenant other than American Multi-Cinema occupying more than 8.3% of NRA, and the average tenant occupying less than 2.0% of NRA.

Major Tenants. The three largest tenants based on underwritten base rent are American Multi-Cinema (“AMC”), SCOR Global Life USA (“SCOR”) and Northwestern Mutual.

American Multi-Cinema (127,340 square feet; 26.3% of net rentable area; 28.2% of underwritten base rent). Founded in 1920 in Kansas City, Missouri, American Multi-Cinema (AMC Theatres) is the largest movie theater chain in the United States and globally, operating over 10,000 screens across nearly 900 theaters. Headquartered in Leawood, Kansas, AMC has pioneered numerous innovations in the cinema industry, including the first multiplex in 1962, stadium seating, dine-in theaters, and premium formats like Dolby Cinema and IMAX. AMC’s operations span entertainment, hospitality, and retail, with a focus on delivering immersive cinematic experiences. The company went public in 2013 and has since expanded through acquisitions of Carmike Cinemas, Odeon & UCI Cinemas, and Starplex Cinemas. AMC has maintained its corporate headquarters in the Kansas City metropolitan area throughout its 105-year history and is currently headquartered at the Park Place Village Property. The company has been a tenant at the property since June 2013. In July 2025, AMC executed a lease amendment to extend its lease term through December 31, 2035. AMC retains two five-year renewal options at market rates and has no remaining termination options.

SCOR Global Life USA (40,286 square feet; 8.3% of net rentable area; 10.0% of underwritten base rent). Founded in 1970 and headquartered in Paris, France, SCOR Global Life USA is the U.S. subsidiary of SCOR SE, the world’s sixth-largest reinsurer and France’s largest. SCOR provides property/casualty and life/health reinsurance products globally and is publicly traded on the Euronext Paris stock exchange under the ticker symbol SCR. The company has grown both organically and through acquisitions, including reinsurance portfolios from Allstate, ReMark, Transamerica Re, and Generali US. SCOR operates with approximately 3,500 employees across 35 global offices. SCOR Global has maintained a regional hub at the Park Place Village Property since December 2011. The location serves as SCOR’s westernmost outpost in the United States and is one of six U.S. offices. The current lease term for SCOR Global Life USA Reinsurance Company runs through November 2026, with no remaining renewal or termination options. The leased premises support SCOR’s regional operations and reinforce its presence in the Kansas City metropolitan area.

Northwestern Mutual (32,523 square feet; 6.7% of net rentable area; 7.8% of underwritten base rent). Founded in 1857 and headquartered in Milwaukee, Wisconsin, Northwestern Mutual is a leading financial services firm ranked 111 on the 2023 Fortune 500. The company is the largest direct provider of individual life insurance in the United States and serves over 5 million customers through a network of more than 22,000 financial professionals. As of fiscal year 2023, Northwestern Mutual reported $359 billion in company assets, $281 billion in investment client assets under management, and $36 billion in annual revenue. The leased premises house financial planners, wealth managers, and insurance professionals. Northwestern Mutual does not have any remaining termination options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

40

Mixed Use – Office/Retail 11549 Ash Street Leawood, KS 66211	Collateral Asset Summary – Loan No. 2 Park Place Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 61.0% 2.28x 15.9%

The following table presents certain information relating to the largest tenants by underwritten base rent at the Park Place Village Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Termination Option (Y/N)
Major Tenants-Office
American Multi-Cinema	Caa2/CCC+/NR	127,340	26.3%	$4,026,491	$31.62	28.2%	12/31/2035	N
SCOR Global Life USA	A1/A+/A	40,286	8.3%	$1,432,974	$35.57	10.0%	11/30/2026	N
Northwestern Mutual	Aa1/AA+/AA+	32,523	6.7%	$1,113,913	$34.25	7.8%	4/30/2030	N
First Federal Bank of KC	NR/NR/NR	24,146	5.0%	$796,818	$33.00	5.6%	7/31/2032	N
Rouse Frets White Goss Gentile Rhodes	NR/NR/NR	23,437	4.8%	$790,764	$33.74	5.5%	7/31/2032	N
Total Major Office Tenants		247,732	51.1%	$8,160,960	$32.94	57.2%

Major Tenants-Retail
801 Chophouse - I	NR/NR/NR	7,793	1.6%	$219,373	$28.15	1.5%	3/31/2034	N
Aqua Penny's	NR/NR/NR	7,500	1.5%	$217,500	$29.00	1.5%	3/31/2034	N
Plate	NR/NR/NR	5,972	1.2%	$114,662	$19.20	0.8%	1/31/2029	N
RA Sushi	NR/NR/NR	5,569	1.1%	$196,953	$35.37	1.4%	8/31/2029	N
Bamboo Penny's	NR/NR/NR	5,208	1.1%	$109,941	$21.11	0.8%	6/30/2028	N
Total Major Retail Tenants		32,042	6.6%	$858,429	$26.79	6.0%

Total Major Tenants		279,774	57.7%	9,019,389	$32.24	63.2%
Non- Major Tenants		173,259	35.7%	$5,256,816	$30.34	36.8%
Total Occupied		453,033	93.4%	$14,276,206	$31.51	100.0%
Vacant		31,947	6.6%
Total		484,980	100.0%
(1)	Based on the underwritten rent roll dated August 1, 2025.
(2)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

41

Mixed Use – Office/Retail 11549 Ash Street Leawood, KS 66211	Collateral Asset Summary – Loan No. 2 Park Place Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 61.0% 2.28x 15.9%

The following table presents certain information relating to the lease rollover schedule at the Park Place Village Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	NAP	0
2026	69,355	14.3%	14.3%	$2,327,861	16.3%	$33.56	10
2027	27,419	5.7%	20.0%	$769,898	5.4%	$28.08	7
2028	16,573	3.4%	23.4%	$446,483	3.1%	$26.94	10
2029	28,322	5.8%	29.2%	$863,600	6.0%	$30.49	5
2030	87,818	18.1%	47.3%	$2,926,037	20.5%	$33.32	14
2031	8,737	1.8%	49.1%	$200,394	1.4%	$22.94	3
2032	47,583	9.8%	58.9%	$1,587,582	11.1%	$33.36	4
2033	10,707	2.2%	61.1%	$364,821	2.6%	$34.07	1
2034	26,466	5.5%	66.6%	$718,164	5.0%	$27.14	5
2035	127,340	26.3%	92.9%	$4,026,491	28.2%	$31.62	1
2036 & Thereafter	2,713	0.6%	93.4%	$44,876	0.3%	$16.54	2
Vacant	31,947	6.6%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	484,980	100.0%	100.0%	$14,276,206	100.0%	$31.51	62
(1)	Based on the underwritten rent roll dated August 1, 2025. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

42

Mixed Use – Office/Retail 11549 Ash Street Leawood, KS 66211	Collateral Asset Summary – Loan No. 2 Park Place Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 61.0% 2.28x 15.9%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Park Place Village:

Cash Flow Analysis
	2023	2024	TTM 6/30/2025	UW(1)	UW PSF
Base Rent	$14,023,789	$14,717,742	$14,858,986	$14,276,206	$29.44
Rent Steps	0	0	0	207,317	0.43
Potential Income from Vacant Space	0	0	0	1,094,795	2.26
Reimbursements	2,452,570	2,820,911	2,731,476	3,071,522	6.33
Gross Potential Income	$16,476,359	$17,538,653	$17,590,462	$18,649,840	$38.45
Economic Vacancy & Abatements	(504,045)	(115,313)	(207,988)	(1,094,795)	(2.26)
Other Income(2)	739,842	661,903	743,473	784,228	1.62
Effective Gross Income	$16,712,156	$18,085,243	$18,125,947	$18,339,273	$37.81

Real Estate Taxes	3,061,980	2,622,964	2,847,662	3,250,000	6.70
Insurance	125,338	156,729	107,283	359,285	0.74
Other Expenses(3)	4,421,828	4,732,189	4,880,944	4,893,974	10.09
Total Operating Expenses	$7,609,146	$7,511,882	$7,835,889	$8,503,259	$17.53

Net Operating Income	$9,103,010	$10,573,361	$10,290,058	$9,836,014	$20.28
Replacement Reserves	0	0	0	223,091	0.46
TI/LC Reserve Credit	0	0	0	(500,000)	(1.03)
TI/LC	0	0	0	727,470	1.50
Net Cash Flow	$9,103,010	$10,573,361	$10,290,058	$9,385,453	$19.35

Occupancy (%)	98.0%	99.0%	93.4%(4)	94.4%(5)
NCF DSCR	2.21x	2.57x	2.50x	2.28x
NOI Debt Yield	14.7%	17.1%	16.6%	15.9%
(1)	UW Base Rent is based on the underwritten rent roll dated August 1, 2025.
(2)	Other Income includes parking revenue, percentage rent and miscellaneous income.
(3)	Other Expenses includes management fees, general and administrative expenses, utilities, janitorial, common area maintenance, and marketing.
(4)	Based on the underwritten rent roll as of August 1, 2025.
(5)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

43

Mixed Use – Office/Retail 11549 Ash Street Leawood, KS 66211	Collateral Asset Summary – Loan No. 2 Park Place Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 61.0% 2.28x 15.9%

Appraisal. According to the appraisal, the Park Place Village Property had an “as-is” appraised value of $101,700,000 as of July 16, 2025, as shown in the table below.

Park Place Village Appraised Value(1)
Property	Value	Capitalization Rate
Park Place Village	$101,700,000	8.50%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated July 8, 2025, there was no evidence of any recognized environmental conditions at the Park Place Village Property.

The Market. The Park Place Village Property is located at 11549 Ash Street in Leawood, Kansas, within Johnson County, an affluent submarket in the Kansas City metropolitan area. The Park Place Village Property is part of a mixed-use development that combines office, retail, dining, and entertainment uses across a well-landscaped, pedestrian-friendly environment. The immediate area features a mix of national and local retailers, including Cosentino’s Market, Pinstripes, and AMC Theatres, alongside boutique restaurants such as 801 Chophouse and Aixois. The Park Place Village Property benefits from strong regional connectivity via nearby highways and is surrounded by established residential neighborhoods and commercial corridors.

According to the appraisal, Park Place Village Property is located within the Johnson County office and retail submarkets. As of the second quarter of 2025, the local office vacancy rate stood at 22.5%, while retail vacancy was significantly lower at 4.9%, reflecting continued demand for well-located retail space. The broader regional office market reported a vacancy rate of 20.7%, with competitive properties averaging 11.8% vacancy as of July 2025. Asking rents in the area vary by product type and quality. Office space in the Midwest region averaged $27.52 per square foot, while retail rents for small shop space in the Park Place Village area typically range from $30 to $40 per square foot, supported by the property’s upscale tenant mix and strong consumer demographics.

The following table presents information relating to comparable sales to the Park Place Village Property:

Comparable Office Sales(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Occupancy (%)	Transaction Date	Price	Price per SF	Sale Cap Rate	Tenancy
Park Place Village Leawood, KS	2007-2013 / 2016	484,980 SF(2)	93.4%(2)	September 2025	$100,000,000	$206.19	NAP	Multi-Tenant
Advance Auto Parts Tower	2020 / NAP	346,419 SF	100.0%	March 2025	$137,500,000	$396.92	8.00%	Multi-Tenant
Raleigh, NC
Vantage South End Mixed-Use	2022 / NAP	644,914 SF	97.4%	December 2024	$328,500,000	$509.37	7.40%	Multi-Tenant
Charlotte, NC
One and Two Barton Skyway	1999 / NAP	390,963 SF	78.7%	November 2024	$107,600,000	$275.22	8.27%	Multi-Tenant
Austin, TX
Preston Commons	1986 / 2011	427,799 SF	95.5%	November 2024	$152,000,000	$355.31	7.83%	Multi-Tenant
Dallas, TX
The Union	2018 / NAP	506,070 SF	98.0%	July 2024	$300,000,000	$592.80	7.55%	Multi-Tenant
Dallas, TX
The McEwen Building	2009 / NAP	175,262 SF	97.0%	February 2024	$48,750,000	$278.15	8.50%	Multi-Tenant
Franklin, TN
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated August 1, 2025.

The Borrower and the Borrower Sponsor. The borrower is Park Place Village Holdings LLC, a Delaware limited liability company, with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Park Place Village Mortgage Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

44

Mixed Use – Office/Retail 11549 Ash Street Leawood, KS 66211	Collateral Asset Summary – Loan No. 2 Park Place Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 61.0% 2.28x 15.9%

The borrower sponsor and non-recourse carveout guarantor is Vijaya Borra. Mr. Borra is the chief executive officer of DFW Land LLC, a firm based in Dallas Fort Worth that provides land acquisition, development and property management services. Mr. Borra is also the chief executive officer of Paramount Global Solutions Inc., where for over 26 years he has provided internet technology strategy and software development services to a diverse range of clients across various industries.

Property Management. The Park Place Village Property is managed by CBRE, Inc., a third-party property management company.

Initial and Ongoing Reserves. At origination of the Park Place Village Mortgage Loan, the borrower deposited approximately (i) $1,654,568 in the tax reserve account, (ii) $5,000,000 in an account for future tenant improvements and leasing commission (“TI/LC”) and (iii) $25,800 into the deferred maintenance account.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $275,761).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies upon the expiration thereof. Notwithstanding the foregoing, the borrower will not be required to make such deposits if an acceptable blanket policy is in place. At origination, an acceptable blanket policy was in place.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $18,591.

TI/LC Reserve – In the event that (i) the amount in the TI/LC reserve account is less than $2,000,000 or (ii) the debt service coverage ratio for the Park Place Village Property is less than 1.45x, the borrower is required to deposit into the TI/LC reserve, on a monthly basis, approximately $727,470.

Lockbox / Cash Management. The Park Place Village Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower was required at origination to establish a lender-controlled lockbox account, to deliver a notice to all tenants at the Park Place Village Property directing them to remit rent and all other sums due under the applicable lease directly to the lender-controlled lockbox account, and to cause all rents and other sums received by the borrower or the property manager, as applicable, to be deposited into such lender-controlled lockbox account within one business day of receipt. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Park Place Village Mortgage Loan documents to make the required deposits, if any, into the tax and insurance reserves, pay debt service on the Park Place Village Mortgage Loan, make the required deposits into the replacement reserve and TI/LC reserve, pay operating expenses set forth in the annual budget (which must be reasonably approved by the lender during a Trigger Period) and lender approved extraordinary expenses; and all excess cash flow funds remaining in the cash management account after such application of funds are required to (i) during a Trigger Period due to a Lease Sweep Period (as defined below), and regardless of whether another Trigger Period exists, be deposited into a lease sweep reserve, or (ii) if no Lease Sweep Period exists, be held by the lender in an excess cash flow reserve account as additional collateral for the Park Place Village Mortgage Loan. Upon the cure of the applicable Trigger Period, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Park Place Village Mortgage Loan documents, the lender may apply funds to the Park Place Village Mortgage Loan in such priority as it may determine.

“Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.30x, (iii) if the property manager is a borrower affiliate, certain bankruptcy or insolvency events of the property manager, (iv) certain bankruptcy or insolvency events of the borrower or the guarantor or (v) a Lease Sweep Period; and (B) expiring upon, with regard to any Trigger Period commenced in connection with (v) clause (i) above, the cure (if applicable) of such event of default, (w) clause (ii) above, the Park Place Village achieving a debt service coverage ratio of 1.30x or greater for two consecutive calculation periods, (x) clause (iii) above, a non-affiliated replacement manager approved by the lender being appointed, (y) clause (iv) above, if the bankruptcy or insolvency event was involuntary, upon the same being discharged or dismissed within 30 days of filing or (z) clause (v) above, the Lease Sweep Period ceasing to exist.

“Lease Sweep Period” means a period (A) commencing on the first monthly payment date following the earliest to occur of (1) the earlier of (a) twelve months prior to the earliest stated expiration of any Lease Sweep Lease (as defined below) and (b) the date by which the tenant under a Lease Sweep Lease is required to give notice of exercise of a renewal option (if such notice has not been given), (2) receipt by the borrower or manager of notice from any tenant under a Lease Sweep Lease exercising its right to terminate its Lease Sweep Lease, (3) a Lease Sweep Lease, or any material portion thereof, is surrendered, canceled or terminated, (4) any tenant under a Lease Sweep Lease goes dark, (5) default under a Lease Sweep Lease by the tenant, or (6) the occurrence of certain bankruptcy or insolvency events for a tenant under a Lease Sweep Lease or its parent or guarantor and (B) terminating upon (v) in the case of clauses (1) and (4), the entirety of the space under the Lease Sweep Lease being leased under one or more qualified leases and, in the lender’s

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

Mixed Use – Office/Retail 11549 Ash Street Leawood, KS 66211	Collateral Asset Summary – Loan No. 2 Park Place Village	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,000,000 61.0% 2.28x 15.9%

judgement, sufficient funds being accumulated in the lease sweep reserve to cover associated costs, (w) in the case of clause (2), the date on which the Lease Sweep Lease tenant exercises its renewal or extension option and enough funds are accumulated to cover associated costs, (x) in the case of clause (3), such termination option is not validly exercised or is otherwise waived in writing by the tenant, (y) in the case of clause (5), the date on which the default has been cured and no other default occurs for a period of six months, and (z) in the case of clause (6) the related bankruptcy or insolvency proceeding has terminated and the Lease Sweep Lease and guarantee thereof has been affirmed or assumed without modification.

“Lease Sweep Lease” means (i) the American Multi-Cinema lease or (ii) any replacement lease that covers the majority of the space contained in the American Multi-Cinema lease.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

46

Multifamily – High Rise 180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 3 180 Water	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.2% 2.50x 13.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

47

Multifamily – High Rise 180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 3 180 Water	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.2% 2.50x 13.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

Multifamily – High Rise 180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 3 180 Water	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.2% 2.50x 13.6%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – High Rise
Borrower Sponsor(s):	60 Guilders, LLC	Collateral:	Fee
Borrower(s):	180 Water LLC	Location:	New York, NY
Original Balance(1):	$60,000,000	Year Built / Renovated:	1971 / 2017
Cut-off Date Balance(1):	$60,000,000	Property Management:	60G MGMT, LLC
% by Initial UPB:	4.6%	Size:	581 Units
Interest Rate(2):	5.33300%	Appraised Value / Per Unit:	$378,000,000 / $650,602
Note Date:	July 29, 2025	Appraisal Date:	April 30, 2025
Original Term:	60 months	Occupancy:	97.6% (as of July 2, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	94.7%
Original Amortization:	NAP	Underwritten NOI:	$20,070,365
Interest Only Period:	60 months	Underwritten NCF:	$20,070,365
First Payment Date:	September 6, 2025
Maturity Date:	August 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu / B-Note / Mezzanine	Most Recent NOI:	$18,062,021 (TTM May 31, 2025)
Additional Debt Balance(1):	$88,000,000 / $132,000,000 / $100,000,000	2024 NOI:	$17,313,508
Call Protection:	L(26),D(30),O(4)	2023 NOI:	$15,528,907
Lockbox / Cash Management(3):	Soft (Residential); Hard (Commercial) / Springing	2022 NOI:	$12,527,357

Reserves(4)				Financial Information(1)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes(5):	$726,573	$908,216	NAP	Cut-off Date Loan / Unit:	$254,733	$481,928
Insurance(5):	$197,336	$101,195	NAP	Maturity Date Loan / Unit:	$254,733	$481,928
Replacement Reserves:	$0	$12,104	NAP	Cut-off Date LTV:	39.2%	74.1%
TI/LC Reserves:	$0	$3,178	NAP	Maturity Date LTV:	39.2%	74.1%
Immediate Repairs:	$1,209,250	$0	NAP	UW NOI DY:	13.6%	7.2%
Amenity Space Reserve:	$4,600,000	$0	NAP	UW NCF DSCR:	2.50x	1.12x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Notes	$148,000,000	40.2%	Loan Payoff(6)	$346,635,254	94.1%
Junior Note	132,000,000	35.8	Closing Costs	14,974,995	4.1
Preferred Equity	50,000,000	13.6	Reserves	6,733,159	1.8
Borrower Sponsor Equity	38,343,408	10.4
Total Sources	$368,343,408	100.0%	Total Uses	$368,343,408	100.0%
(1)	The 180 Water Mortgage Loan (as defined below) is part of the 180 Water Whole Loan (as defined below), which is comprised of seven pari passu senior promissory notes and one junior promissory note, with an aggregate original principal balance and Cut-off Date Balance of $280,000,000. The Financial Information in the chart above under the heading "Senior Loan" is based solely on the aggregate outstanding principal balance as of the Cut-off Date of the 180 Water Senior Loan (as defined below) and the Financial Information in the chart above under the heading "Whole Loan" is based on the aggregate outstanding principal balance as of the Cut-off Date of the 180 Water Whole Loan.
(2)	The Mortgage Rate represents the weighted average interest rate of Notes A-3 and A-4, which constitute the 180 Water Mortgage Loan. The weighted average interest rate for the 180 Water Senior Notes (as defined below) is 5.34703378378378% per annum and the weighted average interest rate for the 180 Water Whole Loan is 6.319575% per annum. See “Description of the Mortgage Pool—Definitions” in the Preliminary Prospectus.
(3)	The 180 Water Whole Loan is structured with a hard lockbox for commercial tenants, soft lockbox for residential tenants, and springing cash management.
(4)	See “Initial and Ongoing Reserves” below.
(5)	For the first four payment dates, the monthly deposit to the Taxes reserve will be approximately $908,216 and for the first ten payment dates, the deposit to the Insurance reserve will be approximately $101,195. Thereafter the deposit will be equal to 1/12 of the anticipated annual taxes or insurance premiums.
(6)	The prior mortgage loan matured on November 6, 2024, and thereafter was in maturity default, and a foreclosure action was filed in April 2025. The 180 Water Whole Loan repaid the prior mortgage loan in full and the foreclosure action was terminated. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

49

Multifamily – High Rise 180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 3 180 Water	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.2% 2.50x 13.6%

The Loan. The third largest loan (the “180 Water Mortgage Loan”) is part of a whole loan with an outstanding principal balance of $280,000,000 (the “180 Water Whole Loan”) comprised of (i) seven pari passu senior notes with an aggregate outstanding principal balance of $148,000,000 (collectively the “180 Water Senior Notes”), which collectively evidence the senior portion of the 180 Water Whole Loan (the “180 Water Senior Loan”), and (ii) one junior note with an outstanding principal balance of $132,000,000 (the “180 Water Junior Note”). The 180 Water Mortgage Loan is comprised of the non-controlling Notes A-3 and A-4 with an aggregate outstanding principal balance of $60,000,000, which will be contributed to the Benchmark 2025-V18 securitization trust. The 180 Water Whole Loan is secured by the borrower’s fee interest in a 581 unit, Class A, multifamily property located in New York, New York (the “180 Water Property”). The 180 Water Mortgage Loan has a five-year term, is interest-only for the full term and accrues interest at a fixed rate of 5.33300% per annum on an Actual/360 basis.

The relationship between the holders of the 180 Water Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans” in the Preliminary Prospectus. The 180 Water Whole Loan will be serviced under the trust and servicing agreement for the COMM 2025-180W securitization trust. See “The Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—Servicing of the 180 Water Mortgage Loan” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the 180 Water Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$1,000,000	$1,000,000	COMM 2025-180W	Yes
A-2	50,000,000	50,000,000	Benchmark 2025-V17	No
A-3	40,000,000	40,000,000	Benchmark 2025-V18	No
A-4	20,000,000	20,000,000	Benchmark 2025-V18	No
A-5	15,000,000	15,000,000	BMO 2025-5C12	No
A-6	12,000,000	12,000,000	BMO 2025-5C12	No
A-7	10,000,000	10,000,000	Benchmark 2025-V17	No
B	132,000,000	132,000,000	COMM 2025-180W	Yes
Total	$280,000,000	$280,000,000

The Property. The 180 Water Property is a 581-unit, 29-story, Class A multifamily property located in the Financial District of New York City. The 180 Water Property was constructed in 1971 as an office building, and subsequently converted to multifamily in 2017. The 180 Water Property was designed by CetraRuddy and offers studio to 3-bedroom residences along with an array of amenities, including a rooftop pool and terrace, a full Techno-Gym outfitted fitness center and yoga studio which feature panoramic views of Lower Manhattan, 24-hour concierge and valet services, and a residents’ lounge featuring an entertainment kitchen, dining area, and gaming room. Residences offer 10’ ceilings, over-sized picture frame windows which provide abundant natural light, white oak finished flooring and modern kitchens accented with custom paneled appliances and white lacquer cabinetry. Additionally, the 180 Water Property features 13,868 SF of grade-level and basement retail space on Water, John and Pearl Streets, of which 67.7% is vacant.

The 180 Water Property is located in Downtown Manhattan’s Financial District. Once primarily a 9-to-5 district, the Financial District has transformed into a vibrant mixed-use neighborhood. The Financial District includes restaurants, hotels, shopping malls, renovated waterfront parks, and nightlife. The 180 Water Property is located an approximately 5-minute walk away from Fulton Street Center, which provides access to the 2, 3, 4, 5, A, C, J, and Z trains. Additionally, the Dey Street Passageway, an underground passage to the World Trade Center, provides access to the PATH station to New Jersey and the WTC Cortlandt Street station (1, 2, 3, A, C, E, N, R, W). Finally, the major ferry terminal at Wall Street, approximately a 7-minute walk from the 180 Water Property, offers connections to Brooklyn, Staten Island, Hoboken, and Jersey City.

The 180 Water Property is currently 97.6% physically occupied as of July 2, 2025 and the tenants are primarily comprised of high income, young professionals. Following loan origination, the equity ownership of the borrower anticipates that it will contribute approximately $6.5 million in cash equity to enhance the 180 Water Property’s offerings by repurposing currently vacant commercial retail space into additional amenity space, as well as improving lighting in residential units during turnover. Approximately $5.6 million of that investment is planned to be spent transforming 9,382 SF of currently vacant retail space into amenities such as a spa, golf simulator, conference center, bowling alley, game room, and movie theater, although the 180 Water Whole Loan documents do not require the borrower to do such work. We cannot assure you that these capital improvements will be completed as expected or at all.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

50

Multifamily – High Rise 180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 3 180 Water	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.2% 2.50x 13.6%

Economic vacancy at the 180 Water Property has declined from 19.3% in 2022 to 7.4% in 2024, and 4.8% as of the trailing three months ended May 31, 2025 (the “May 2025 T-3”). This reduction corresponds with a decrease in rental concessions, which fell from 15.8% of gross potential rent in 2022 to 3.4% in 2024 and 3.3% as of the trailing twelve months ended May 31, 2025 (the “May 2025 T-12”). Net rental income increased from $24.4 million in 2022 to $31.8 million in the May 2025 T-12, representing a 30.2% increase. As of the May 2025 T-3, net rental income reached $32.8 million, a 34.0% increase compared to 2022.

In addition to the 180 Water Property’s 581 multifamily units and amenities, the 180 Water Property has 13,868 SF of retail space, of which 9,382 SF of currently vacant retail space is expected to be converted into amenities as described above. The 4,486 SF of remaining retail space is occupied by three tenants with a weighted average remaining lease term of 3.6 years. The largest tenant, Citibank, is a credit rated entity (Moody’s / Fitch / S&P: A3 / A / BBB+).

The following table presents certain information relating to the unit mix at the 180 Water Property:

Unit Mix Summary(1)
Type	Total Units	Occupancy(2)	Vacant Units	Employee Units	Total SF	Average SF / Unit	Rent / Unit / Month	Rent / SF / Year
Studio	260	96.9%	8	0	119,749	461	$3,780	$98.10
1 Bed 1 Bath	174	97.1%	5	0	109,347	628	$4,994	$95.37
1 Bed 2 Bath	45	100.0%	0	0	39,981	888	$6,106	$82.47
2 Bed 1 Bath	26	100.0%	0	0	19,240	740	$6,113	$99.12
2 Bed 2 Bath	27	100.0%	0	0	27,303	1,011	$7,131	$84.63
2 Bed 4 Bath	1	100.0%	0	0	1,317	1,317	$10,695	$97.45
3 Bed 3 Bath	48	97.9%	0	1	60,384	1,258	$9,176	$87.50
Total / W.A.	581	97.6%	13	1	377,321	649	$5,053	$92.99
(1)	Based on the underwritten rent roll dated July 2, 2025.
(2)	Employee Units treated as vacant for occupancy calculations.

The following table presents certain information relating to commercial tenancy at the 180 Water Property:

Tenant Summary(1)
Tenant	SF	% of NRA	Tenant Type	Start Date	Expiration Date	WALTR	UW Base Rent	UW Base Rent PSF
Citibank	3,496	77.9%	Commercial	5/1/2019	4/30/2029	3.6	$934,559	$267.32
Dunkin Donuts	750	16.7%	Commercial	8/18/2019	8/31/2029	3.9	$202,989	$270.65
AT&T Wireless	240	5.3%	Roof	11/1/2004	10/31/2029	4.1	$38,337	$159.74
Total / W.A.	4,486	100.0%				3.6	$1,175,886	$262.12
(1)	Based on the underwritten rent roll dated July 2, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

51

Multifamily – High Rise 180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 3 180 Water	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.2% 2.50x 13.6%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 180 Water Property:

Cash Flow Analysis
	2022	2023	2024	TTM May 31, 2025	U/W	Per Unit
Gross Potential Rent(1)	$30,313,385	$32,071,829	$33,609,586	$34,119,715	$35,501,863	$61,105
Vacancy	(958,084)	(1,066,072)	(1,347,645)	(1,172,478)	(1,775,093)(2)	(3,055)
Concessions	(4,800,975)	(1,872,203)	(1,153,995)	(1,122,155)	-	-
Bad Debt	(105,934)	(11,019)	(1,432)	(36)	-	-
Employee Units	-	-	-	-	(110,117)	(190)
Net Rental Income	$24,448,392	$29,122,535	$31,106,514	$31,825,046	$33,616,653	$57,860
Other Income(3)	3,014,098	2,482,562	2,571,684	2,540,692	2,786,271	4,796
Effective Gross Income	$27,462,490	$31,605,097	$33,678,198	$34,365,738	$36,402,924	$62,656
Management Fee	1,148,150	1,262,781	1,267,627	1,287,558	1,092,088	1,880
Payroll	2,279,427	2,441,771	2,492,085	2,469,960	2,571,274	4,426
Utilities	1,194,998	1,124,715	1,113,845	1,189,864	1,149,238	1,978
R&M	1,021,901	1,275,061	1,138,631	1,066,447	1,174,812	2,022
G&A	260,727	299,641	353,245	306,062	364,469	627
Advertising	146,411	189,279	186,111	194,503	315,838	544
Real Estate Taxes	7,781,777	8,292,609	8,483,601	8,410,655	8,715,781	15,001
Insurance	1,101,742	1,190,333	1,329,545	1,378,668	949,060	1,633
Total Expenses	$14,935,133	$16,076,190	$16,364,690	$16,303,717	$16,332,560	$28,111
Net Operating Income(4)	$12,527,357	$15,528,907	$17,313,508	$18,062,021	$20,070,365	$34,545
Net Cash Flow	$12,527,357	$15,528,907	$17,313,508	$18,062,021	$20,070,365	$34,545

Occupancy (%)	96.8%	96.7%	96.0%	97.6%(1)	94.7%(5)
NCF DSCR(6)	1.56x	1.94x	2.16x	2.25x	2.50x
NOI Debt Yield(6)	8.5%	10.5%	11.7%	12.2%	13.6%
(1)	Based on the underwritten rent roll dated July 2, 2025.
(2)	Concessions and Bad Debt are included in Vacancy.
(3)	Includes commercial income.
(4)	The increase from TTM May 31, 2025 Net Operating Income to U/W Net Operating Income is due to economic vacancy decreasing associated with a reduction in concessions, along with an increase in in-place rents.
(5)	Represents economic occupancy.
(6)	Based on the 180 Water Senior Notes and excludes the 180 Water Junior Note. Including the 180 Water Junior Note, U/W NCF DSCR is 1.12x and U/W NOI Debt Yield is 7.2%.

Appraisal. According to the appraisal, the 180 Water Property had an “As Is” appraised value of $378,000,000 as of April 30, 2025.

	180 Water Appraised Value(1)
Property	Appraised Value	Capitalization Rate
180 Water	$378,000,000	4.75%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report, dated May 9, 2025, there was no evidence of any recognized environmental conditions at the 180 Water Property.

The Market. According to an industry report, as of the early second quarter of 2025, New York’s apartment market remains strong, characterized by healthy tenant demand and limited new supply. With only 2.8% of the metropolitan area’s approximately 1.6 million market-rate units vacant, the New York City area outperforms the broader U.S. multifamily market. The vacancy rate has held steady at 2.8%, reflecting a minor rise of 30 basis points over the past year, while the national vacancy rate has increased to 8.1%, up by 300 basis points within the same timeframe. New York City saw approximately 26,000 units absorbed in the past year; an 18% jump compared to the long-term average of 22,000 units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

52

Multifamily – High Rise 180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 3 180 Water	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.2% 2.50x 13.6%

Simultaneously, a slowdown in new construction has played a role in maintaining low vacancy levels, with approximately 55,000 units underway as of early 2025, down from a peak of approximately 73,000 at the end of 2023. New York City’s historically slow housing expansion, coupled with strong demand, has kept vacancy rates below 4% for over two decades. This market environment has fostered notable rent growth, with annual increases in New York City reaching 2.2% at the start of the second quarter – compared to the national average of 1.1%.

Asking rents in the Financial District stand at $5,880 per month, which is above the metropolitan area average of $3,340 per month. The vacancy rate in the Financial District was 4.8% as of the early second quarter of 2025. Strong demand in the submarket is evidenced by the vacancy rate and rent growth. Annual rent growth in the submarket, measured at 3.0% at the start of the second quarter of 2025, is above the U.S. average of 1.1%. Improved transit access, the presence of significant employers, and a broadening array of retail amenities have contributed to the attractiveness of the neighborhood. The $4 billion World Trade Center Transportation Hub (connecting 13 subway lines, PATH trains, and ferry services) and the $1.4 billion Fulton Street Station (connecting nine subway lines) provide access to employers located within Manhattan, Brooklyn, and New Jersey.

Financial District Housing Rent Comparables(1)
Property	Address	Units	Stories	Built / Renovated	Avg. SF	Rent / SF / Mo	Rent / Unit	Occ %
180 Water(2)	180 Water Street	581	29	1971 / 2017	649	$7.75	$5,053	97.6%
The Crest	63 Wall Street	476	37	1929 / 2004	606	7.75	4,701	92.2%
19 Dutch	19 Dutch Street	483	64	2018 / NAV	681	7.69	5,238	98.1%
Twenty Exchange	20 Exchange Place	767	57	1931 / NAV	629	7.57	4,763	97.4%
200 Water Street	200 Pearl Street	576	31	1973 / 2009	571	7.28	4,905	100.0%
100 John	100 John Street	334	34	2002 / 2010	687	6.79	5,295	94.3%
95 Wall	95 Wall Street	503	22	1969 / 2008	673	6.71	4,515	97.0%
Wtd. Average(3)					636	$7.34	$4,870	96.8%
(1)	Source: Third party market report.
(2)	Based on the underwritten rent roll dated July 2, 2025.
(3)	Excludes 180 Water.

The Borrower and the Borrower Sponsor. The borrower is 180 Water LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 180 Water Whole Loan.

The borrower sponsor is 60 Guilders, LLC (“60 Guilders”), a New York City based real estate management and investment firm founded in 2013 by Kevin Chrisholm, and an affiliate of the property manager of the 180 Water Property. Founder and Chief Executive Officer Chisholm has 30 years of real estate investment and corporate management experience. Since inception in 2013, 60 Guilders has invested approximately $3.2 billion of debt and equity in 27 separate transactions. 60 Guilders’ investment management team is experienced in asset management, property management, construction management, leasing, marketing, design, accounting, and finance.

The non-recourse carveout guarantors are Ouni Mamrout and Yousef Althkefati. Mr. Mamrout and Mr. Althkefati are co-founders of Sentry Realty and its President and Chief Executive Officer, respectively, and jointly control the borrower.

Property Management. The 180 Water Property is managed by 60G MGMT, LLC, a Delaware limited liability company, an affiliate of 60 Guilders.

Initial and Ongoing Reserves. At origination, the borrower deposited approximately (i) $726,573 for real estate taxes, (ii) $197,336 for insurance, (iii) $1,209,250 for immediate repairs, and (iv) $4,600,000 for certain discretionary amenity space work.

Real Estate Taxes: On each payment date occurring in each of September 2025, October 2025, November 2025 and December 2025, the borrower will be required to deposit an amount equal to 125% multiplied by 1/12th of the real estate taxes that the lender estimates will be payable during the next ensuing 12 months, initially, approximately $908,216 and on each payment date thereafter, the borrower will be required to deposit an amount equal to 1/12th of the real estate taxes that the lender estimates will be payable during the next ensuing 12 months, initially approximately $748,370.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

53

Multifamily – High Rise 180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 3 180 Water	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.2% 2.50x 13.6%

Insurance: On each payment date occurring in each of September 2025, October 2025, November 2025, December 2025, January 2026, February 2026, March 2026, April 2026, May 2026 and June 2026, the borrower will be required to deposit an amount equal to 110% of 1/12th of the insurance premiums that the lender estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof, initially approximately $101,195 and on each payment date thereafter the borrower will be required to deposit an amount equal to 1/12th of the insurance premiums that the lender estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof; provided, however, if the insurance is carried under an acceptable blanket policy, deposits for insurance premiums will be suspended. As of the origination date, there is not an acceptable blanket policy in effect.

Capital Expenditures: On each payment date, the borrower will be required to deposit an amount equal to approximately $12,104 for capital expenditures.

Rollover: On each payment date, the borrower will be required to deposit an amount equal to approximately $3,178 for tenant improvements and leasing commissions that may be incurred following the origination date.

Lockbox / Cash Management. The 180 Water Whole Loan is structured with a hard lockbox for commercial tenants, soft lockbox for residential tenants, and springing cash management. All rents from the 180 Water Property collected by or on behalf of the borrower must be deposited into a clearing account controlled by the lender (the “Lockbox Account”) within two business days. The borrower has agreed to cause all rents from commercial tenants to be deposited directly to the Lockbox Account. Funds deposited into the Lockbox Account will be swept by the clearing bank on a daily basis into the borrower’s operating account at the clearing bank, unless a Cash Sweep Period (as defined below) is continuing, in which event such funds are required to be swept on a daily basis into a lender controlled cash management account and applied and disbursed in accordance with the 180 Water Whole Loan documents to make deposits into the real estate taxes and insurance reserves, pay debt service on the 180 Water Whole Loan, pay operating expenses set forth in the lender-approved annual budget, make deposits into the rollover and capital expenditures reserves, and pay lender approved extraordinary expenses, with any remainder to be deposited into a cash collateral account to be held as additional collateral for the 180 Water Whole Loan during the continuance of such Cash Sweep Period (provided that upon request of the borrower, the lender is required to release funds in such account to pay taxes, insurance and operating expenses set forth in the annual budget, and tenant improvements and leasing commissions approved by the lender).

A “Cash Sweep Period” means each period from (i) the occurrence of either (A) an event of default, (B) the commencement of a Low DSCR Period (as defined below), (C) a failure to deliver the financial statements as required under the 180 Water Whole Loan documents, (D) if the property manager is an affiliate of the borrower or the guarantor and is subject to certain bankruptcy or insolvency events or (E) if the borrower or non-recourse carveout guarantors are subject to certain bankruptcy or insolvency events, and (ii) will terminate, in each case provided no other Cash Sweep Period is then continuing; (A) with respect to a Cash Sweep Period triggered by an event of default, if the lender has accepted in writing a cure of such event of default (in its sole and absolute discretion); (B) with respect to a Low DSCR Period, the Low DSCR Period has ended pursuant to the terms of the 180 Water Whole Loan documents, (C) with respect to a failure to deliver financial statements, such failure is cured within the applicable notice and cure period pursuant to the 180 Water Whole Loan documents, (D) with respect to a Cash Sweep Period due to clause (i)(D), if the property manager is replaced with a non-affiliated manager reasonably approved by the lender, and (E) with respect to a Cash Sweep Event triggered due to clause (i)(E), if such Cash Sweep Event is solely as a result of the filing of an involuntary petition, case or proceeding against the borrower, upon either (x) the same being discharged or dismissed within 90 days of such filing or (y) (1) an approved supplemental guarantor is approved by the lender and the lender receives a rating agency confirmation with respect to such person, (2) the borrower delivers to the lender a joinder to each of the guaranty and the environmental indemnity, executed by such approved supplemental guarantor whereby such approved supplemental guarantor will be liable (on joint and several basis with all other guarantors) for any and all “Guaranteed Obligations” then existing or thereafter arising under the guaranty and any and all obligations then existing or thereafter arising under the environmental indemnity and (3) such approved supplemental guarantor, independent of any then existing guarantor(s), satisfies certain guarantor financial covenants.

A “Low DSCR Period” means each period that (I) commences if the debt service coverage ratio of the 180 Water Whole Loan is less than 1.10x as of any calculation date, and (II) ends if the 180 Water Property has achieved a debt service coverage ratio of at least 1.10x for two consecutive calculation dates.

Current Mezzanine or Secured Subordinate Indebtedness. As of the origination date, a $100,000,000 mezzanine loan secured by equity interests in the borrower was outstanding and in maturity default. An affiliate of the borrower (the “New Mezzanine Holder”) acquired the existing mezzanine loan at a 19.8% discount, paying $80.2 million for the $100.0 million existing mezzanine loan on or prior to the closing of the 180 Water Whole Loan. Accordingly, both the mezzanine borrower and the mezzanine lender are under common control with the borrower. Simultaneously with its acquisition of the mezzanine loan, the New Mezzanine Holder entered into an

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

54

Multifamily – High Rise 180 Water Street New York, NY 10038	Collateral Asset Summary – Loan No. 3 180 Water	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 39.2% 2.50x 13.6%

amendment to the mezzanine loan documents with the mezzanine loan borrower to, among other things, extend the term of the mezzanine loan by approximately 15 years, and also entered into a subordination and standstill agreement with the lender under the 180 Water Whole Loan. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

180 Water Holdco JV LLC (the “Holdco”) is a preferred equity joint venture between SVP 180 Water Preferred Investor LLC, an affiliate of Strategic Value Partners (the “Holdco Preferred Equity Holder”) and 180 Water Investors LLC. Holdco indirectly owns 49% of the borrower and directly owns 100% of the New Mezzanine Holder. The Holdco Preferred Equity Holder and the lender entered into a preferred equity recognition agreement at origination of the 180 Water Whole Loan.

The Holdco Preferred Equity Holder made a $50,000,000 preferred equity investment in Holdco (the “Preferred Equity Investment”), on which it is entitled to receive a preferred rate of 16.0% per annum, compounded annually. To the extent there is sufficient cash flow and no preferred equity trigger event is continuing, 6.0% of the 16.0% preferred rate will be paid monthly. From July 2028 until June 2029, the current pay amount will increase to 7.0% and from and after July 2029, the current pay amount will increase to 8.0%. In the event that there is insufficient cash flow, the current pay amount will accrue and will be added to the Preferred Equity Investment. After a preferred equity trigger event, the preferred rate will be 21.0%, compounded annually, and from and after the date that is 90 days following the mandatory redemption date, the preferred return is 25.0%, compounded annually. The “mandatory redemption date” will be August 6, 2030 or such earlier date that the Preferred Equity Investment and other amounts becomes due under the terms of the preferred equity documents. See “Description of the Mortgage Pool—Additional Indebtedness—Preferred Equity” in the Preliminary Prospectus.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

55

Mixed Use – Office/Retail 701 Town Center Drive Newport News, VA 23606	Collateral Asset Summary – Loan No. 4 City Center at Oyster Point	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,785,000 65.3% 1.55x 11.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

56

Mixed Use – Office/Retail 701 Town Center Drive Newport News, VA 23606	Collateral Asset Summary – Loan No. 4 City Center at Oyster Point	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,785,000 65.3% 1.55x 11.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

57

Mixed Use – Office/Retail 701 Town Center Drive Newport News, VA 23606	Collateral Asset Summary – Loan No. 4 City Center at Oyster Point	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,785,000 65.3% 1.55x 11.5%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use - Office/Retail
Borrower Sponsor(s):	William M. Murphy	Collateral:	Fee
Borrower(s):	CCOP LLC	Location:	Newport News, VA
Original Balance:	$57,785,000	Year Built / Renovated:	2002-2009 / NAP
Cut-off Date Balance:	$57,785,000	Property Management:	Colliers International Asset Services, LLC
% by Initial UPB:	4.4%	Size:	573,931 SF
Interest Rate:	6.82000%	Appraised Value (As Is) / Per SF:	$88,500,000 / $154
Note Date:	September 22, 2025	Appraisal Date:	June 27, 2025
Original Term:	60 months	Occupancy:	82.6% (as of September 9, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	83.7%
Original Amortization:	NAP	Underwritten NOI(2):	$6,670,837
Interest Only Period:	60 months	Underwritten NCF:	$6,176,380
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(2):	$5,719,470 (TTM June 30, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$5,181,078
Call Protection:	L(24),D(31),O(5)	2023 NOI:	$4,733,285
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$5,180,774
Reserves(1)				Financial Information
	Initial	Monthly	Cap
Taxes:	$417,484	$83,497	NAP	Cut-off Date Loan / SF:	$101
Insurance:	$0	Springing	NAP	Maturity Date Loan / SF:	$101
Replacement Reserves:	$0	$10,044	NAP	Cut-off Date LTV:	65.3%
Outstanding Reserve:	$382,960	$0	NAP	Maturity Date LTV:	65.3%
Future TI/LC Reserve:	$1,000,000	$47,828	NAP	UW NOI DY:	11.5%
Rent Replication Reserve:	$78,607	$0	NAP	UW NCF DSCR:	1.55x
Common Charges Reserve:	$0	Springing	NAP
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$57,785,000	94.9%	Loan Payoff	$58,584,450	96.2%
Borrower Sponsor Equity	3,133,558	5.1	Upfront Reserves	1,879,051	3.1
			Closing Costs	455,057	0.7
Total Sources	$60,918,558	100.0%	Total Uses	$60,918,558	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	The increase from Most Recent NOI to Underwritten NOI is mainly attributable to rent increases and additional leasing.

The Loan. The fourth largest mortgage loan (the “City Center at Oyster Point Mortgage Loan”) is secured by a first lien on the borrower’s fee interest in a 573,931 square foot, mixed use, office and retail property located in Newport News, Virginia (the “City Center at Oyster Point Property”). The City Center at Oyster Point Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $57,785,000. The City Center at Oyster Point Mortgage Loan was originated by German American Capital Corporation on September 22, 2025 and has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 6.82000% per annum on an Actual/360 basis.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

58

Mixed Use – Office/Retail 701 Town Center Drive Newport News, VA 23606	Collateral Asset Summary – Loan No. 4 City Center at Oyster Point	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,785,000 65.3% 1.55x 11.5%

The Property. The City Center at Oyster Point Property is a nine-building, 573,931 square foot, Class A mixed-use office and retail development located at 701 Town Center Drive in the Oyster Point Business District of Newport News, Virginia. The City Center at Oyster Point Property was constructed in phases between 2002 and 2009 and is situated on a 7.58-acre site within the larger 52-acre City Center at Oyster Point development. The property benefits from access to Interstate 64, connecting the peninsula to Norfolk/Virginia Beach (30 miles south) and Richmond (68 miles north), and is in close proximity to major retailers, hotels, and residential communities.

The City Center at Oyster Point Property is comprised of nine buildings, office buildings with ground floor retail, multi-tenant retail buildings, and a freestanding restaurant. The property features 441,845 square feet of office space (77.0% of NRA and 84.1% of underwritten rent), and 114,969 square feet of urban retail space (20.0% of NRA and 14.4% of underwritten rent), and 17,117 square feet of large-format retail (3.0% of NRA and 1.5% of underwritten rent). As of September 9, 2025, the City Center at Oyster Point Property was 82.6% leased to a roster of 69 tenants, including public sector, medical, financial, and professional services users. Major tenants include the City of Newport News (14.0% of NRA), Riverside Healthcare (3.4%), the U.S. Attorney’s Office (3.1%), and Regus Suites (3.1%). The United States General Services Administration (“GSA”) and other government tenants at the City Center at Oyster Point Property represent 26.9% of NRA and 32.2% of UW base rent, of which GSA tenants represent 8.7% of NRA and 12.3% of underwritten base rent.

The City Center at Oyster Point Property offers an amenity package that includes floorplates ranging from 11,000 to 18,000 square feet, adjacent city-owned parking garages (2,325 spaces, 4.05/1,000 SF NRA), and walkable access to restaurants, retail, a Marriott hotel and conference center, and a Cinemark movie theater (non-collateral). The City Center at Oyster Point Property’s office leases are structured on a full-service basis, while retail leases are typically triple net. The tenant roster is granular, with no tenant other than the GSA (under multiple separate lease) and the City of Newport News occupying more than 3.4% of NRA.

Major Tenants. The three largest tenants based on underwritten base rent are The City of Newport News, Regus Suites and Riverside Healthcare.

The City of Newport News (80,473 square feet; 14.0% of net rentable area; 14.0% of underwritten base rent). Founded in 1896, the City of Newport News is an independent city located in southeastern Virginia, forming part of the Hampton Roads metropolitan area. The City of Newport News provides a broad range of municipal services, including public administration, waterworks, public safety, education, and community development. As of 2025, Newport News is home to approximately 181,000 residents and serves as a major employment center in the region, with key sectors including government, defense, shipbuilding, healthcare, and education. The City of Newport News has been a tenant at the City Center at Oyster Point Property since the development was originally completed in 2002. The City’s leased premises house the waterworks division and other administrative functions. The current lease for the City of Newport News is on a full-service basis, runs through July 2027, and has no remaining termination options. City of Newport News subleases 6,458 square feet to the Economic Development Authority of the City of Newport News (the “Newport News EDA”), which in turn subleases such space to Citizen’s & Farmer’s Bank and Sate restaurant.

Regus Suites (17,544 square feet; 3.1% of net rentable area; 4.6% of underwritten base rent). Founded in 1989, Regus is a global provider of flexible workspace solutions and serviced offices. Regus Suites offers a wide range of office products and services, including private offices, coworking spaces, virtual offices, and meeting rooms, serving businesses of all sizes across more than 120 countries. Regus Suites has been a tenant at the City Center at Oyster Point Property since 2007. Regus Suites currently leases 17,544 square feet of office space, representing approximately 3.1% of the net rentable area at the City Center at Oyster Point Property. The current lease for Regus Suites runs through September 2029, is structured on a full-service basis, and does not have any remaining termination options.

Riverside Healthcare (19,372 square feet; 3.4% of net rentable area; 4.5% of underwritten base rent). Founded in 1915, Riverside Healthcare is a leading regional healthcare system headquartered in Newport News, Virginia. Riverside Healthcare employs approximately 9,500 people across southeastern Virginia. Riverside Healthcare provides a comprehensive range of medical services, including hospital care, specialty clinics, and outpatient services. Riverside Healthcare has been a tenant at the City Center at Oyster Point Property since it was originally developed in 2002. The company occupies 19,372 square feet at the property, serving as the headquarters location for the corporate offices of Riverside Health. Riverside Healthcare’s current lease runs through May 2035, with no remaining termination options. The lease is structured on a full-service basis.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59

Mixed Use – Office/Retail 701 Town Center Drive Newport News, VA 23606	Collateral Asset Summary – Loan No. 4 City Center at Oyster Point	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,785,000 65.3% 1.55x 11.5%

The following table presents certain information relating to the largest tenants by underwritten base rent at the City Center at Oyster Point Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration(3)	Termination Option (Y/N)
Major Tenants-Office
The City of Newport News(4)	NR/NR/NR	80,473	14.0%	$1,325,297	$16.47	14.0%	7/31/2027	N
Riverside Healthcare	NR/NR/NR	19,372	3.4%	$426,514	$22.02	4.5%	5/31/2035	N
US Attorney's Office(5)	Aa1/AA+/AA+(6)	17,671	3.1%	$307,800	$17.42	3.3%	11/14/2043	Y
Regus Suites	NR/NR/NR	17,544	3.1%	$434,565	$24.77	4.6%	9/30/2029	N
HII Nuclear Inc.	Baa3/BBB-/BBB	17,163	3.0%	$377,586	$22.00	4.0%	9/30/2027	N
Total Major Office Tenants		152,223	26.5%	$2,871,762	$18.87	30.4%

Major Tenants-Retail
Chef's Market, LLC	NR/NR/NR	17,117	3.0%	$145,494	$8.50	1.5%	10/31/2034	N
Hayashi Japanese Cuisine	NR/NR/NR	7,776	1.4%	$171,072	$22.00	1.8%	1/31/2030	N
Cove Tavern	NR/NR/NR	6,500	1.1%	$137,248	$21.12	1.5%	2/28/2034	N
Amaro's Italian Restaurant	NR/NR/NR	6,400	1.1%	$121,952	$19.06	1.3%	2/28/2034	N
Strayer University	NR/NR/NR	6,165	1.1%	$66,390	$10.77	0.7%	12/31/2026	N
Total Major Retail Tenants		43,958	7.7%	$642,156	$14.61	6.8%

Total Major Tenants		196,181	34.2%	3,513,918	$17.91	37.2%
Non- Major Tenants		277,842	48.4%	$5,931,585	$21.35	62.8%
Total Occupied		474,023	82.6%	$9,445,503	$19.93	100.0%
Vacant		99,908	17.4%
Total		573,931	100.0%
(1)	Based on the underwritten rent roll dated September 9, 2025.
(2)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(3)	Certain tenants may have termination options which are exercisable prior to the stated Lease Expiration.
(4)	The City of Newport News subleases 6,458 square feet to the Newport News EDA, which in turn subleases such space to Citizen’s & Farmer’s Bank and Sate restaurant.
(5)	The US Attorney’s Office can terminate its lease at any time effective after November 15, 2038 upon 90 days’ prior written notice.
(6)	Reflects credit rating for the United States of America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

60

Mixed Use – Office/Retail 701 Town Center Drive Newport News, VA 23606	Collateral Asset Summary – Loan No. 4 City Center at Oyster Point	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,785,000 65.3% 1.55x 11.5%

The following table presents certain information relating to the lease rollover schedule at the City Center at Oyster Point Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	6,222	1.1%	1.1%	$33,535	0.4%	$5.39	3
2026	48,122	8.4%	9.5%	$819,119	8.7%	$17.02	12
2027	117,613	20.5%	30.0%	$2,146,137	22.7%	$18.25	7
2028	45,750	8.0%	37.9%	$947,554	10.0%	$20.71	12
2029	55,296	9.6%	47.6%	$1,346,919	14.3%	$24.36	12
2030	33,068	5.8%	53.3%	$659,160	7.0%	$19.93	5
2031	16,670	2.9%	56.2%	$374,151	4.0%	$22.44	5
2032	17,315	3.0%	59.3%	$404,500	4.3%	$23.36	2
2033	14,614	2.5%	61.8%	$264,663	2.8%	$18.11	2
2034	44,461	7.7%	69.5%	$753,368	8.0%	$16.94	4
2035	38,291	6.7%	76.2%	$843,302	8.9%	$22.02	3
2036 & Thereafter	36,601	6.4%	82.6%	$853,094	9.0%	$23.31	3
Vacant	99,908	17.4%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	573,931	100.0%	100.0%	$9,445,503	100.0%	$19.93	70
(1)	Based on the underwritten rent roll dated September 9, 2025. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

61

Mixed Use – Office/Retail 701 Town Center Drive Newport News, VA 23606	Collateral Asset Summary – Loan No. 4 City Center at Oyster Point	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,785,000 65.3% 1.55x 11.5%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the City Center at Oyster Point Property:

Cash Flow Analysis
	2022	2023	2024	TTM 6/30/2025	UW(1)	UW PSF
Base Rent	$8,321,753	$8,490,011	$8,545,628	$8,808,365	$9,445,503	$16.46
Rent Steps	0	0	0	0	231,751	0.40
Potential Income from Vacant Space	0	0	0	0	2,209,860	3.85
Reimbursements	1,024,885	1,060,807	1,422,806	1,484,667	1,484,667	2.59
Gross Potential Income	$9,346,638	$9,550,819	$9,968,434	$10,293,032	$13,371,781	$23.30
Economic Vacancy & Abatements	0	(172,650)	(172,528)	(63,643)	(2,219,652)	(3.87)
Other Income(2)	114,196	153,006	190,948	223,489	223,489	0.39
Effective Gross Income	$9,460,834	$9,531,174	$9,986,854	$10,452,878	$11,375,618	$19.82

Real Estate Taxes	979,810	944,703	937,767	943,334	932,548	1.62
Insurance	16,079	184,794	267,933	255,766	218,484	0.38
Other Expenses(3)	3,284,171	3,668,392	3,600,075	3,534,308	3,553,750	6.19
Total Operating Expenses	$4,280,059	$4,797,889	$4,805,776	$4,733,408	$4,704,782	$8.20

Net Operating Income	$5,180,774	$4,733,285	$5,181,078	$5,719,470(4)	$6,670,837(4)	$11.62
Replacement Reserves	0	0	0	0	120,526	0.21
TI/LC Reserve Credit	0	0	0	0	(200,000)	(0.35)
TI/LC	0	0	0	0	573,931	1.00
Net Cash Flow	$5,180,774	$4,733,285	$5,181,078	$5,719,470	$6,176,380	$10.76

Occupancy (%)	NAV	73.9%	77.7%	82.6%	83.7%(5)
NCF DSCR	1.30x	1.18x	1.30x	1.43x	1.55x
NOI Debt Yield	9.0%	8.2%	9.0%	9.9%	11.5%
(1)	UW Base Rent is based on the underwritten rent roll dated September 9, 2025.
(2)	Other Income includes percentage rent and miscellaneous income.
(3)	Other Expenses includes management fees, general and administrative expenses, utilities, repairs and maintenance, and other miscellaneous expenses.
(4)	The increase from TTM Net Operating Income to UW Net Operating Income is primarily attributable to additional leasing, rent steps and decreases in insurance costs.
(5)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

62

Mixed Use – Office/Retail 701 Town Center Drive Newport News, VA 23606	Collateral Asset Summary – Loan No. 4 City Center at Oyster Point	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,785,000 65.3% 1.55x 11.5%

Appraisal. According to the appraisal, the City Center at Oyster Point Property had an “as-is” appraised value of $88,500,000 as of June 27, 2025, as shown in the table below.

City Center at Oyster Point Appraised Value(1)
Property	Value	Capitalization Rate
City Center at Oyster Point	$88,500,000	7.75%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated August 5, 2025, there was no evidence of any recognized environmental conditions at the City Center at Oyster Point Property.

Condominium Regime. The collateral for the City Center at Oyster Point Mortgage Loan includes three condominium units under separate condominium regimes, (i) an office unit in the Fountain Plaza One Condominium and (ii) retail units 2F and 2G at the Fountain Way Parking Garage Condominium. The office unit in the Fountain Plaza One Condominium consists of a 108,546 square foot office building which is located partly above and partly adjacent to the other (non-collateral) unit in the condominium, a parking garage with 1,080 vehicle spaces owned by the Newport News EDA. The collateral unit in the Fountain Plaza Condominium owns 38% of the common interest in the condominium, has the right to appoint one of two condominium board members, and has an easement for ingress, egress and parking from the garage unit. The two retail units in the Fountain Way Parking Garage Condominium are comprised of 29,206 and 6,192 square feet located on the ground floor of the other (non-collateral) unit in the condominium, a parking garage with 887 vehicle spaces owned by the Newport News EDA. The collateral units in the Fountain Way Parking Garage Condominium own 50% of the common interest in such condominium, have the right to appoint one of two condominium board members, and has an easement for ingress, egress and parking from the garage unit. Accordingly, the borrower does not control either condominium. Both condominium regimes require the borrower to pay its pro rata share of common area expenses for their respective buildings and to keep the units in good repair. For a detailed description of the condominium regimes please see “Description of the Mortgage Pool—Condominium and Other Shared Interests” in the Preliminary Prospectus.

The Market. The City Center at Oyster Point Property is located at 701 Town Center Drive in the Oyster Point business district in Newport News, Virginia. The property is part of a 52-acre, high-density mixed-use development that has been described as the de facto “downtown” for Newport News, offering a mix of office, retail, dining, entertainment, hotel, and residential uses. The immediate area features open-air shopping, a 256-key Marriott hotel and conference center, a 12-screen Cinemark movie theater, and multiple multifamily residential buildings. The property benefits from access to Interstate 64, which connects Newport News to Norfolk/Virginia Beach (30 miles south) and Richmond (68 miles north) and is surrounded by major commercial corridors including Jefferson Avenue and Thimble Shoals Boulevard.

According to the appraisal, the City Center at Oyster Point Property is located within the Oyster Point Oyster Point office submarket and North Hampton retail submarket of the Hampton Roads region. As of the first quarter of 2025, the Oyster Point office submarket had a total inventory of approximately 6.3 million square feet, an overall vacancy rate of 11.2%, and an average gross asking rent of $20.85 per square foot. The broader Hampton Roads office market reported a vacancy rate of 7.1% and an average gross asking rent of $22.36 per square foot.

The North Hampton retail submarket remains one of the tightest in the region, with a vacancy rate of 4.5% as of the first quarter of 2025, compared to the Hampton Roads retail market’s overall vacancy rate of 4.2%. Average triple net asking rent for retail space in the North Hampton area was $19.82 per square foot, above the Hampton Roads market average of $16.58 per square foot.

The City Center at Oyster Point Property’s central location is enhanced by its proximity to major employers, including Huntington Ingalls Industries, Riverside Regional Medical Center, Ferguson Enterprises, Canon, and Christopher Newport University. The surrounding area features a dense concentration of national retailers, hotels, and residential communities, including Patrick Henry Mall, Jefferson Plaza (anchored by Costco and World Market), and the Marketplace at Tech Center (anchored by Whole Foods, DSW, and P.F. Chang’s). These factors support demand for both office and retail space at the City Center at Oyster Point Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

63

Mixed Use – Office/Retail 701 Town Center Drive Newport News, VA 23606	Collateral Asset Summary – Loan No. 4 City Center at Oyster Point	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,785,000 65.3% 1.55x 11.5%

The following table presents information relating to comparable sales to the City Center at Oyster Point Property:

Comparable Office Sales(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Occupancy (%)	Transaction Date	Price	Price per SF	Sale Cap Rate	Status
City Center at Oyster Point(2) Newport News, VA	2002-2009 / NAP	573,931 SF	82.6%	June 2025	$88,500,000	$154.20	7.75%	Stabilized
4800 North Park	1985 / NAP	176,886 SF	73%	November 2024	$21,350,000	$120.70	11.63%	Sub Stabilized
Raleigh, NC
The Landmark at North Hills	1984 / NAP	166,653 SF	84%	July 2024	$21,300,000	$127.81	12.60%	Sub Stabilized
Raleigh, NC
Innsbrook Office - GSA	1999 / NAP	298,183 SF	84%	July 2024	$31,000,000	$103.96	10.00%	Sub Stabilized
Glen Allen, VA
Westerre I & II	1998 / NAP	163,187 SF	91%	October 2023	$25,000,000	$153.20	8.46%	Stabilized
Glen Allen, VA
Innsbrook Portfolio	1984 / 2009	726,749 SF	82%	December 2022	$118,949,232	$163.67	6.30%	Stabilized
Glen Allen, VA
Glen Forest Office Portfolio	1985 / 2001	567,001 SF	86%	January 2022	$100,000,000	$176.37	6.65%	Stabilized
Richmond, VA
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated September 9, 2025.

The Borrower and the Borrower Sponsor. The borrower is CCOP LLC, a Delaware limited liability company, with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the City Center at Oyster Point Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is William M. Murphy, founder of the Murphy Property Group (“MPG”). MPG is a private real estate firm based in Fort Lauderdale, Florida. MPG has a portfolio of approximately 1.5 million square feet of office space and 1,900 multifamily units.

Property Management. The City Center at Oyster Point Property is managed by Colliers International Asset Services, LLC, a third-party property management company.

Initial and Ongoing Reserves. At origination of the City Center at Oyster Point Mortgage Loan, the borrower deposited approximately (i) $417,484 in a tax reserve account, (ii) $1,000,000 into an account for future tenant improvements and leasing commissions (“TI/LC”), (iii) $382,960 into an account for outstanding TI/LC and (iv) $78,607 into a rent replication account.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $83,497).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies upon the expiration thereof. Notwithstanding the foregoing, the borrower will not be required to make such deposits if an acceptable blanket policy is in place. At origination, an acceptable blanket policy was in place.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $10,044.

TI/LC Reserve – The borrower is required to deposit into the TI/LC reserve, on a monthly basis, approximately $47,828.

Common Charges Reserve – The borrower is required to deposit into the common charges reserve, on a monthly basis, an amount equal to the monthly amount set forth in the approved annual budget for common charges. Provided that no event of default is continuing, the lender is required to reimburse the borrower for such amounts upon presentation of evidence of payment.

Lockbox / Cash Management. The City Center at Oyster Point Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower was required at origination to establish a lender-controlled lockbox account, to deliver a notice to all tenants

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

64

Mixed Use – Office/Retail 701 Town Center Drive Newport News, VA 23606	Collateral Asset Summary – Loan No. 4 City Center at Oyster Point	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,785,000 65.3% 1.55x 11.5%

at the City Center at Oyster Point Property directing them to remit rent and all other sums due under the applicable lease directly to the lender-controlled lockbox account, and to cause all rents and other sums received by the borrower or the property manager, as applicable, to be deposited into such lender-controlled lockbox account within one business day of receipt. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the City Center at Oyster Point Mortgage Loan documents to make the required deposits, if any, into the tax, insurance and common charges reserves, pay debt service on the City Center at Oyster Point Mortgage Loan, make the required deposits into the replacement reserve and TI/LC reserve, pay operating expenses set forth in the annual budget (which must be reasonably approved by the lender during a Trigger Period) and lender approved extraordinary expenses; and all excess cash flow funds remaining in the cash management account after such application of funds are required to (i) during a Trigger Period due to a Lease Sweep Period (as defined below), and regardless of whether another Trigger Period exists, be deposited into a lease sweep reserve, or (ii) if no Lease Sweep Period exists, be held by the lender in an excess cash flow reserve account as additional collateral for the City Center at Oyster Point Mortgage Loan. Upon the cure of the applicable Trigger Period, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the City Center at Oyster Point Mortgage Loan documents, the lender may apply funds to the City Center at Oyster Point Mortgage Loan in such priority as it may determine.

“Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.20x, (iii) if the property manager is a borrower affiliate, certain bankruptcy or insolvency events of the property manager, (iv) certain bankruptcy or insolvency events of the borrower or the guarantor or (v) a Lease Sweep Period; and (B) expiring upon, with regard to any Trigger Period commenced in connection with (v) clause (i) above, the cure (if applicable) of such event of default, (w) clause (ii) above, the City Center at Oyster Point achieving a debt service coverage ratio of 1.20x or greater for two consecutive calculation periods, (x) clause (iii) above, a non-affiliated replacement manager approved by the lender being appointed, (y) clause (iv) above, if the bankruptcy or insolvency event was involuntary, upon the same being discharged or dismissed within 30 days of filing or (z) clause (v) above, the Lease Sweep Period ceasing to exist.

“Lease Sweep Period” means a period (A) commencing on the first monthly payment date following the earliest to occur of (1) the earlier of (a) eleven months prior to the earliest stated expiration of any Lease Sweep Lease (as defined below) and (b) the date by which the tenant under a Lease Sweep Lease is required to give notice of exercise of a renewal option (if such notice has not been given), (2) receipt by the borrower or manager of notice from any tenant under a Lease Sweep Lease exercising its right to terminate its Lease Sweep Lease, (3) a Lease Sweep Lease, or any material portion thereof, is surrendered, canceled or terminated, (4) any tenant under a Lease Sweep Lease goes dark, (5) default under a Lease Sweep Lease by the tenant, or (6) the occurrence of certain bankruptcy or insolvency events for a tenant under a Lease Sweep Lease or its parent or guarantor and (B) terminating upon (v) in the case of clauses (1) and (4), the entirety of the space under the Lease Sweep Lease being leased under one or more qualified leases and, in the lender’s judgement, sufficient funds being accumulated in the lease sweep reserve to cover associated costs, (w) in the case of clause (2), the date on which the Lease Sweep Lease tenant exercises its renewal or extension option and enough funds are accumulated to cover associated costs, (x) in the case of clause (3), such termination option is not validly exercised or is otherwise waived in writing by the tenant, (y) in the case of clause (5), the date on which the default has been cured and no other default occurs for a period of six months, and (z) in the case of clause (6) the related bankruptcy or insolvency proceeding has terminated and the Lease Sweep Lease and guarantee thereof has been affirmed or assumed without modification.

“Lease Sweep Lease” means (i) the City of Newport News, Virginia lease or (ii) any replacement lease that covers the majority of the space contained in the City of Newport News, Virginia lease.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

65

Office – Suburban 1515 West Webster Avenue Chicago, IL 60614	Collateral Asset Summary – Loan No. 5 1515 West Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,440,000 64.9% 1.84x 12.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

66

Office – Suburban 1515 West Webster Avenue Chicago, IL 60614	Collateral Asset Summary – Loan No. 5 1515 West Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,440,000 64.9% 1.84x 12.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

67

Office – Suburban 1515 West Webster Avenue Chicago, IL 60614	Collateral Asset Summary – Loan No. 5 1515 West Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,440,000 64.9% 1.84x 12.3%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office – Suburban
Borrower Sponsor:	Apex Capital Investments Corporation	Collateral:	Fee
Borrower(s):	1515 West Webster Owner LLC	Location:	Chicago, IL
Original Balance:	$56,440,000	Year Built / Renovated:	2018 / NAP
Cut-off Date Balance:	$56,440,000	Property Management:	Sterling Bay Property Management, LLC
% by Initial UPB:	4.3%	Size:	207,000 SF
Interest Rate:	6.52500%	Appraised Value / Per SF(1):	$87,000,000 / $420
Note Date:	September 30, 2025	Appraisal Date(1):	May 22, 2025
Original Term:	58 months	Occupancy:	100.0% (as of September 6, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	97.5%
Original Amortization:	NAP	Underwritten NOI:	$6,919,154
Interest Only Period:	58 months	Underwritten NCF:	$6,877,754
First Payment Date:	November 6, 2025
Maturity Date:	August 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$6,378,328 (TTM July 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$6,347,576
Call Protection:	L(24),D(27),O(7)	2023 NOI:	$6,223,091
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$6,099,069

Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$273
Taxes:	$2,436,613	$304,577	NAP	Maturity Date Loan / SF:	$273
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	64.9%
Replacement Reserves:	$0	$0	NAP	Maturity Date LTV:	64.9%
TI/LC Reserve:	$0	$0	NAP	UW NOI DY:	12.3%
				UW NCF DSCR:	1.84x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$56,440,000	88.7%	Loan Payoff	$60,408,977	94.9%
Borrower Sponsor Equity	$7,206,941	11.3	Upfront Reserves	$2,436,613	3.8
			Closing Costs	$801,352	1.3
Total Sources	$63,646,941	100.0%	Total Uses	$63,646,941	100.0%
(1)	A “hypothetical market value as dark” was provided of $36,200,000 as of May 22, 2025.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.

The Loan. The fifth largest mortgage loan (the “1515 West Webster Mortgage Loan”) is secured by the borrower’s fee simple interest in an approximately 207,000 square foot Class A office building located in Chicago, Illinois (the “1515 West Webster Property”). The 1515 West Webster Mortgage Loan was originated by Goldman Sachs Bank USA on September 30, 2025, has a 58-month interest-only term and accrues interest at a rate of 6.52500% per annum on an Actual/360 basis. The scheduled maturity date of the 1515 West Webster Mortgage Loan is the payment date in August 2030. Consistent with the prior loan encumbering the 1515 West Webster Property, the 1515 West Webster Mortgage Loan is structured to allow the sponsor to pursue "Shari'ah" compliance. The structure includes a master lease and ancillary documentation with an affiliate of sponsor. The sponsor is responsible for its own determination as to the Shari'ah compliance of any master lease and related documentation and the lender is not making any representations as to such compliance.

The Property. The 1515 West Webster Property consists of a four-story, 207,000 square foot Class A office building located at 1515 West Webster Avenue, between the Lincoln Park and Bucktown neighborhoods of Chicago, Illinois. The 1515 West Webster Property was constructed as a built-to-suit for C.H. Robinson Worldwide, Inc. (“CHRW”) and, since delivery in 2018, has served as the CHRW regional headquarters, serving as a regional training, event hub and home to CHRW’s North American Surface Transportation business

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

68

Office – Suburban 1515 West Webster Avenue Chicago, IL 60614	Collateral Asset Summary – Loan No. 5 1515 West Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,440,000 64.9% 1.84x 12.3%

segment (the “NAST”). The NAST is CHRW’s largest department and accounts for nearly 50% of all employees and approximately 66% of CHRW’s net revenue.

Sole Tenant.

C.H. Robinson Worldwide (approximately 207,000 square feet; 100.0% of NRA; 100.0% of underwritten base rent): CHRW is an American transportation company that includes third-party logistics (“3PL”). The company offers freight transportation, transportation management, brokerage and warehousing. It offers truckload, less than truckload, air freight, intermodal, and ocean transportation. The Property is home to the tenant’s North American Surface Transportation (“NAST”) business line, which is the largest department in the company, accounting for nearly 50% of all employees. Approximately 20% of the company’s NAST employees report to the 1515 West Webster Property. The business unit reportedly generates 66% of CHRW net revenue as a company, and 15% of its net operating income.

The following table presents certain information relating to the sole tenant at the 1515 West Webster Property:

Sole Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
C.H. Robinson Worldwide	Baa2/BBB+/A	207,000	100.0%	$12,619,934	$60.97	100.0%	8/31/2033	N	2 x 5 yrs(3)
Occupied Total Collateral		207,000	100.0%	$12,619,934	$60.97	100.0%
Vacant Space		0	0.0%
Totals/ Wtd. Avg. All Owned Tenants		207,000	100.0%
(1)	Based on the underwritten rent roll dated September 6, 2025, inclusive of rent steps through October 31, 2026 and $5,928,470 of recoveries.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	The 2 x 5 Year extension options are at 95% of the market rent with 12 months’ notice.

The following table presents certain information relating to the lease rollover schedule at the 1515 West Webster Property, based on the initial lease expiration dates:

Lease Rollover Schedule (1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	207,000	100.0%	100.0%	$12,619,934	100.0%	$60.97	1
2034	0	0.0%	100.0%	$0	0.0%	$0.00	0
2035	0	0.0%	100.0%	$0	0.0%	$0.00	0
2036 & Thereafter	0	0.0%	100.0%	$0	0.0%	$0.00	0
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	207,000	100.0%		$12,619,934	100.0%	$60.97	1
(1)	Based on the underwritten rent roll dated September 6, 2025, inclusive of rent steps through October 31, 2026 and $5,928,470 of recoveries.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

69

Office – Suburban 1515 West Webster Avenue Chicago, IL 60614	Collateral Asset Summary – Loan No. 5 1515 West Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,440,000 64.9% 1.84x 12.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 1515 West Webster Property:

Cash Flow Analysis(1)
	2022	2023	2024	TTM July 31, 2025	Underwritten	U/W Per SF
Base Rental Revenue	$6,101,069	$6,223,091	$6,347,553	$6,421,117	$6,691,464	$32.33
Credit Tenant Rent Steps	$0	$0	$0	$0	$624,346	$3.02
Total Commercial Reimbursement Revenue	$5,959,129	$6,164,886	$6,342,874	$6,466,978	$5,928,470	$28.64
Other Revenue	$0	$0	$0	$14,403	$909	$0.00
Potential Gross Revenue	$12,060,198	$12,387,977	$12,690,427	$12,902,498	$13,245,189	$63.99
Vacancy Loss	$0	$0	$0	$0	($331,107)	($1.60)
Effective Gross Revenue	$12,060,198	$12,387,977	$12,690,427	$12,902,498	$12,914,082	$62.39
Real Estate Taxes	3,946,294	3,902,767	4,015,501	4,081,692	3,411,000	$16.48
Insurance	56,671	58,482	83,566	65,813	68,949	$0.33
Utilities	242,765	250,837	300,357	370,126	340,785	$1.65
Repairs & Maintenance	42,582	614,640	562,855	574,522	684,175	$3.31
Janitorial	918,011	504,825	550,576	564,544	593,274	$2.87
Management Fee	384,733	371,424	0	378,473	387,422	$1.87
General and Administrative - Direct	177,076	263,989	620,694	248,534	267,208	$1.29
Other Expenses	192,997	197,922	209,301	240,467	242,114	$1.17
Total Expenses	$5,961,129	$6,164,886	$6,342,851	$6,524,170	$5,994,927	$28.96
Net Operating Income(2)	$6,099,069	$6,223,091	$6,347,576	$6,378,328	$6,919,154	$33.43
Replacement Reserves	0	0	0	0	41,400	$0.20
TI/LC	0	0	0	0	0	$0.00
Net Cash Flow	$6,099,069	$6,223,091	$6,347,576	$6,378,328	$6,877,754	$33.23

Occupancy	100.0%	100.0%	100.0%	100.0%	97.5%(3)
NCF DSCR	1.63x	1.67x	1.70x	1.71x	1.84x
NOI Debt Yield	10.8%	11.0%	11.2%	11.3%	12.3%
(1)	Based on the underwritten rent roll dated September 6, 2025, inclusive of rent steps through October 31, 2026.
(2)	The increase between TTM July 31, 2025 Net Operating Income and Underwritten Net Operating Income is largely driven by the inclusion of credit tenant rent steps.
(3)	Represents economic occupancy.

Appraisal. According to the appraisal, the 1515 West Webster Property had an “as-is” appraised value of $87,000,000 as of May 22, 2025. Additionally, a “hypothetical market value as dark” was provided of $36,200,000 as of May 22, 2025.

Property	Appraised Value(1)	Capitalization Rate(1)
1515 West Webster	$87,000,000	7.50%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

70

Office – Suburban 1515 West Webster Avenue Chicago, IL 60614	Collateral Asset Summary – Loan No. 5 1515 West Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,440,000 64.9% 1.84x 12.3%

Environmental Matters. According to the Phase I environmental report dated May 28, 2025, there are no recognized environmental conditions at the 1515 West Webster Property.

The Market. The 1515 West Webster Property is located in the North Branch / Goose Island submarket in Chicago, Illinois. According to the appraisal, the North Branch / Goose Island submarket has a vacancy rate of 22.0% and average rental rate of $28.87, as of June 2025. There are currently no office buildings under construction in such submarket.

The following table presents competitive properties of the 1515 West Webster Property:

Competitive Properties(1)

Property Name	Year Built	Year Renovated	Size (SF)	Rent/SF	Occupancy (%)	Lease Structure
1515 West Webster	2018	NAP	207,000	$60.97(2)	100.0%(2)	Triple Net
900 N Branch	1912	1999	169,491	$32,50	15.9%	Modified Gross
1765 N Elston	1889	2012	126,000	$25.00	97.5%	Triple Net
770 N Halsted	1903	1990	135,114	$22.00 - $36.00	70.3%	Modified Gross
1333 N Kingsbury	1890	2017	100,000	$25.00 - $37.00	41.1%	Modified Gross
2545 W Diversey	1913	2010	272,000	NAV	98.6%	NAV
600 W Chicago	1908	2023	1,631,139	$28.00 - $30.00	63.2%	Triple Net
224 W Hill	2021	NAP	195,272	$38.00	87.3%	Modified Gross
1400 N Kingsbury	1921	2001	103,785	$39.00	76.4%	Modified Gross
1315 N Branch St	1925	2018	157,450	NAV	79.6%	NAV
2718 W Roscoe St	2012	NAP	214,204	NAV	98.2%	NAV
1229 W Concord(3)	2013	NAP	336,000	NAV	0.0%	NAV

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated September 6, 2025, inclusive of rent steps through October 31, 2026 and $5,928,470 of recoveries.
(3)	The 1229 W Concord building is a shell office building targeted for lab and life-science users.

The Borrower and the Borrower Sponsor. The borrower is 1515 West Webster Owner LLC, a Delaware limited liability company and special purpose entity (with two independent directors). Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1515 West Webster Mortgage Loan. The borrower sponsor and non-recourse guarantor is Apex Capital Investments Corporation. Apex Capital Investments Corporation was formed in 2019 as a U.S. subsidiary to Dimah Capital with a focus on assisting clients in creating, protecting, and sustaining value across multiple real estate risk profiles. The Company’s capabilities extend to investing in an array of real estate asset classes including office buildings, hotels, warehouses, retail centers, and office spaces. Headquartered in Philadelphia, the management team has spent their careers acting on behalf of U.S. institutions and foreign investors and has invested in over $1.1 billion of projects since 2012.

Property Management. The 1515 West Webster Property is managed by Sterling Bay Property Management, LLC, a third-party entity.

Initial and Ongoing Reserves. At origination, the borrower deposited approximately $2,436,613 into a tax reserve account.

Tax Reserve – On a monthly basis, the borrower is required to deposit into a property tax reserve an amount equal to 1/12th of the property taxes for the 1515 West Webster Property that the lender reasonably estimates will be payable during the next ensuing 12 months, which is currently estimated at approximately $304,577 per month.

Insurance Reserve – On a monthly basis, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months; provided, however, that the insurance reserve will be conditionally waived for so long as (i) insurance satisfying the requirements of the 1515 West Webster Mortgage Loan documents has been obtained under one or more blanket policies of insurance and the borrower provides the lender with evidence of the payment of premiums in respect thereof at least 10 days prior to the date on which such payment would become delinquent, and (ii) no event of default is continuing under the 1515 West Webster Mortgage Loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

71

Office – Suburban 1515 West Webster Avenue Chicago, IL 60614	Collateral Asset Summary – Loan No. 5 1515 West Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,440,000 64.9% 1.84x 12.3%

Lockbox / Cash Management. The 1515 West Webster Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower was required to deliver to CHRW a notice instructing it that all payments under the lease are to be remitted directly to and deposited directly into the lockbox account. The borrower is required to cause all cash revenues relating to the 1515 West Webster Property and all other money received by the borrower, the master tenant or the 1515 West Webster Property manager (other than tenant security deposits required to be held in escrow accounts) to be deposited into the lockbox account or a lender-controlled cash management account (to the extent there is a continuing Cash Management Period (as defined below)) by the end of the second business day following receipt. On each payment date during the continuance of a Cash Management Period, all funds on deposit in the cash management account after payment of taxes, insurance premiums, debt service on the 1515 West Webster Mortgage Loan, and expenses related to the 1515 West Webster Property and excess cash flow is required to be deposited into an excess cash flow reserve account as additional collateral for the 1515 West Webster Mortgage Loan.

A “Cash Management Period” means any of the following periods: (i) the period from the commencement of a Trigger Period (as defined below) until the earlier to occur of the end of such Trigger Period or the indebtedness is paid in full; or (ii) the period from the occurrence of an event of default until the earliest to occur of (x) acceptance by the lender of such event of default (in its sole and absolute discretion or as otherwise required by the applicable legal requirements), (y) the waiver of such event of default by the lender or (z) the indebtedness is paid in full. A Cash Management Period will not be terminated unless, at the time the borrower satisfies the conditions for termination of the applicable Cash Management Period as set forth in clause (i) or clause (ii) above, there is no continuing event of default and no other event has occurred which would cause an additional Cash Management Period to commence or continue as described above. In the event that a Cash Management Period is terminated as set forth in clause (i) or clause (ii) above, a Cash Management Period will be reinstated upon the subsequent occurrence of a Trigger Period or event of default.

“Trigger Period” means each of the following: (a) a period that commences when the debt yield, determined as of the first day of any fiscal quarter, is less than 10% and concludes when the debt yield, determined as of the first day of two consecutive fiscal quarters thereafter, is equal to or greater than 10%; (b) if the borrower fails to timely deliver to the lender any financial reports required pursuant to the 1515 West Webster Mortgage Loan documents as and when required, a Trigger Period will commence as of the date that is 15 business days following the lender’s delivery of written notice to the borrower of such failure, unless such failure is cured by the borrower’s delivery of the applicable required financial report to the lender within such fifteen business day period; upon commencement of any Trigger Period pursuant to this clause (b), the same continues until such reports are delivered to the lender and they indicate that, in fact, no Trigger Period is ongoing; and (c) any period from (i) the occurrence of a Critical Tenant Trigger Event (as defined below) to (ii) the satisfaction of the applicable Critical Tenant Disbursement Conditions with respect thereto in accordance with the terms of the definition thereof.

“Critical Tenant Trigger Event” means the occurrence of any of the following: (i) the date of any of the following: (A) the filing of a bankruptcy petition by or against any Critical Tenant (as defined below) under the bankruptcy code, which, in the case of an involuntary filing, is not dismissed within 90 days, (B) any such Critical Tenant is adjudicated legally insolvent or admits in writing to being insolvent or (C) any such Critical Tenant otherwise makes a general assignment for the benefit of creditors (the Critical Tenant Trigger Event described in this clause (i) being sometimes referred to as a "Critical Tenant Bankruptcy Trigger Event"); (ii) if any Critical Tenant has not given notice to renew its Critical Tenant Lease as of the date that is the earlier of (a) the date required pursuant to its Critical Tenant Lease (as defined below) or (b) the date that is 24 months prior to the maturity date (the Critical Tenant Trigger Event described in this clause (ii) being sometimes hereinafter referred to as a "Critical Tenant Non-Renewal Trigger Event"); (iii) the date that any Critical Tenant either (a) gives written notice or there is otherwise written evidence (including from publicly available information) of an intent to terminate its Critical Tenant Lease or to vacate 20% or more of its Critical Tenant Space and less than six months remains before such termination or vacation as described in such written notice or written evidence is to be undertaken or (b) discontinues its operations or business in or vacates 20% or more, or is otherwise not in occupancy of at least 80% of, its Critical Tenant Space, excluding any temporary discontinuance of its business (1) for a period not to exceed 60 consecutive days and not more than 90 days in any 12-month period so long as the Critical Tenant is otherwise in compliance with the terms of its Critical Tenant Lease in all material respects, (2) caused solely by casualty or condemnation or renovations or alterations undertaken pursuant to the terms of its Critical Tenant Lease or (3) caused by force majeure (the Critical Tenant Trigger Event described in this clause (iii) being sometimes referred to as a "Critical Tenant Vacating Trigger Event"); or (iv) as to any Critical Tenant or the guarantor under a Critical Tenant Lease (in each case, which has a long-term credit rating of BBB- by S&P, Ba3 by Moody's or the equivalent from any other rating agency ("Investment Grade")), the date on which the long term credit rating of any such person is downgraded below Investment Grade by two or more rating agencies (in the case where the long term credit rating of the Critical Tenant or the guarantor under a Critical Tenant Lease is removed merely because one of the applicable rating agencies has ceased to rate long term debt, the same will not, in the lender's reasonable discretion, be treated as a decline in the credit rating) (the Critical Tenant Trigger Event described in this clause (iv) being sometimes referred to as a "Critical Tenant Downgrade Trigger Event").

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

72

Office – Suburban 1515 West Webster Avenue Chicago, IL 60614	Collateral Asset Summary – Loan No. 5 1515 West Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$56,440,000 64.9% 1.84x 12.3%

"Critical Tenant" means any of the following: (i) CHRW, and (ii) any successor tenant which takes occupancy of a Critical Tenant Space pursuant to a Critical Tenant Lease.

“Critical Tenant Disbursement Conditions” means the satisfaction of the following conditions: (a) as it relates to a Critical Tenant Bankruptcy Trigger Event, the occurrence of any of the following: (1)(A) if such Critical Tenant Bankruptcy Trigger Event results from an involuntary bankruptcy case, the same is dismissed within 90 days after commencement, (B) the Critical Tenant and its lease guarantor is no longer deemed legally insolvent, (C) any general assignment for the benefit of creditors is legally withdrawn without, in any case, any materially adverse on the applicable Critical Tenant Lease and (D) the Critical Tenant thereunder is paying normal monthly rent and is otherwise in compliance with the terms of its Critical Tenant Lease and has provided an updated estoppel certificate reasonably acceptable to Lender evidencing (among other things) the foregoing, (2) the applicable Critical Tenant assumed its Critical Tenant Lease during the bankruptcy proceeding, is paying normal monthly rent and is otherwise in material compliance with the terms of thereof and has provided an updated estoppel certificate reasonably acceptable to Lender evidencing (among other things) the foregoing or (3) the Critical Tenant Lease will be terminated and the entirety of the Critical Tenant Space demised thereunder is leased pursuant to one or more approved substitute leases; (b) as it relates to a Critical Tenant Non-Renewal Trigger Event, either (1) such Critical Tenant (A) enters a renewal or extension of its Critical Tenant Lease pursuant to the existing terms contained therein, (B) is in occupancy of all or substantially all of its Critical Tenant Space, (C) is paying full monthly rent and has opened for business in its Critical Tenant Space and (D) has provided an updated estoppel certificate reasonably acceptable to the lender evidencing (among other things) the foregoing or (2) the applicable Critical Tenant Lease terminates and the entirety of the Critical Tenant Space demised thereunder is leased pursuant to one or more approved substitute leases; (c) as it relates to a Critical Tenant Vacating Trigger Event, either (1)(A) the lender is provided with evidence reasonably satisfactory to the lender that the applicable Critical Tenant has recommenced its business and operations in 80% or more of its Critical Tenant Space and is paying full monthly rent, and (B) such Critical Tenant has provided an updated estoppel certificate reasonably acceptable to the lender evidencing (among other things) the foregoing or (2) the applicable Critical Tenant Lease terminates and the entirety of the Critical Tenant Space demised thereunder is leased pursuant to one or more approved substitute leases; and (d) as it relates to a Critical Tenant Downgrade Trigger Event, the long-term credit rating of the applicable Critical Tenant or its lease guarantor is equal to or greater than Investment Grade (in the case where the long-term credit rating of the Critical Tenant or the guarantor under its Critical Tenant Lease have been removed because one of the applicable rating agencies has ceased to rate long term debt, the lender determines in its reasonable discretion whether the condition described in this subsection is satisfied).

"Critical Tenant Lease" means any of the following: (i) the CHRW lease and (ii) any future lease which, when aggregated with all other leases at the 1515 West Webster Property with the same tenant (or affiliated tenants), and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such lease, is expected to demise more than 50% of the total rentable square footage of space at the 1515 West Webster Property.

"Critical Tenant Space" means any of the following: (i) the approximate 207,000 square feet of leasable space subject to the CHRW lease and (ii) the leased premises occupied by any future Critical Tenant pursuant to its Critical Tenant Lease.

Master Lease. The 1515 West Webster Mortgage Loan was structured with a master lease to be a Shari’ah compliant loan. The borrower, as master lessor, entered into a master lease with 1515 West Webster Operator LLC, as master lessee, for the purpose of entering into an end-user lease for the 1515 West Webster Property. The master lessee is indirectly owned by certain investors. The rent payable pursuant to the master lease is intended to cover the debt service payments required under the 1515 West Webster Mortgage Loan, as well as reserve payments and any other sums due under the 1515 West Webster Mortgage Loan. At origination, the lender received a fee mortgage from the borrower on its fee interest in the 1515 West Webster Property and the master lessee has entered into an assignment of leases and rents in favor of the borrower which has been collaterally assigned to the lender. The lender also secured a full subordination of the master lease. See “Risk Factors—Risks Relating to the Mortgage Loans—Risks Relating to Shari’ah Compliant Loans” in the Preliminary Prospectus. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Shari’ah Compliant Lending Structure” in the Preliminary Prospectus.

Current Mezzanine and Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

73

Multifamily – Garden Various Various, Various	Collateral Asset Summary – Loan No. 6 Waterford Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,110,000 70.0% 1.32x 8.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

74

Multifamily – Garden Various Various, Various	Collateral Asset Summary – Loan No. 6 Waterford Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,110,000 70.0% 1.32x 8.7%

Struble Sports Complex
IBM Glen
Fairmount Park
Overbrook Park
Oakdale Rd
Johnson City
Oakdale Commons
Airport Rd
SUNY Broome Community College
Glenwood Rd
Endwell
Highland Park
Binghamton Country Club
Traditions At The Glen
Harry L Dr
North Side Park
Ely Park Golf Course
Country Club Rd
Southern Tier Expwy
Main St
UHS Wilson Mem. Medical Ctr.
Prospect St
Hooper Rd
McKinley Ave
Susquehanna River
Boland Park
Floral Ave
Grand Blvd
Glenwood Ave
Main St
Clinton St
Chenango River
Vestal
BROOME COUNTY
Old Vestal Rd
Riverside Dr
Binghamton
Highland Ave
Town Square
Campus Plaza
Vestal Pkwy
Visions Veterans Mem. Arena
Guthrie Lourdes Hospital
Laurel Ave
Roberson Museum and Science Ctr.
Parkway Plaza-Vestal
Jensen Rd
Rano Blvd
State University of New York at Binghamton
Murray Hill Rd
Riverside Dr
Vestal Museum
Dodd Rd
Binghamton Univ. Art Museum
Clifton Blvd
Susquehanna River
MacArthur Park
UHS Binghamton Gen. Hospital
South Rd
Arnold Park
Jensen Rd
Bunn Hill Rd
Stair Park
Fuller Hollow Rd
Ross Park Zoo

NEW YORK
Vestal Binghamton
NJ
New York
Trenton
Hamilton Township

Waterford Multifamily Portfolio	
1 Parkview Apartments	Hamilton, NJ
2 Yorkshire Apartments	Hamilton, NJ
3 Holly Brook Apartments	Vestal, NY

Washington Crossing State Park
Hopewell Township
Capital Health Medical Center - Hopewell
The Lawrence School
Lawrence Township
Nassau Park Pavilion
Quaker Bridge Mall
Hightstown
Delaware River
Trenton-Mercer Airport
Rider University
NJ TRANSIT
Mercer County Park
The College of New Jersey
Princeton Pike
NEW JERSEY
Ewing
MERCER COUNTY
Quakerbridge Rd
Mercer County Community College
Old Trenton Rd
New Jersey School for the Deaf
Olden Ave
Brunswick Ave
Yardley
Capital Health Medical Group
Mercerville
Woodside
Yardley Rd
TRENTON
Nottingham Way
Lower Makefield Shopping Center
NJ State House
SEPTA
Hamilton Ave
Kuser Rd
Hamilton Township
PENNSYLVANIA
Morrisville
CURE Insurance Arena
Woodbourne
White Horse
Trenton Thunder Ballpark
Hamilton Marketplace
Sesame Place
TransFormCo Distribution Center
Fairless Hills
Lincoln Plaza
Oxford Valley Mall
New Falls Rd
SEPTA
BUCKS COUNTY
BURLINGTON COUNTY
NJ Tpke
Levittown
Philadelphia 28 miles

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

75

Multifamily – Garden Various Various, Various	Collateral Asset Summary – Loan No. 6 Waterford Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,110,000 70.0% 1.32x 8.7%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Garden
Borrower Sponsor(s)(1):	David Lubin and Jonathan Greenberg	Collateral:	Fee
Borrower(s)(1):	Various	Location(3):	Various, Various
Original Balance:	$55,110,000	Year Built / Renovated(3):	Various / NAP
Cut-off Date Balance:	$55,110,000	Property Management:	Waterford Real Estate Management, LLC
% by Initial UPB:	4.2%	Size:	398 Units
Interest Rate:	6.35300%	Appraised Value / Per Unit:	$78,750,000 / $197,864
Note Date:	September 4, 2025	Appraisal Date:	Various
Original Term:	60 months	Occupancy:	93.2% (as of August 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	93.0%
Original Amortization:	NAP	Underwritten NOI:	$4,776,876
Interest Only Period:	60 months	Underwritten NCF:	$4,697,276
First Payment Date:	October 6, 2025
Maturity Date:	September 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$4,334,974 (TTM June 30, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$3,752,800
Call Protection:	L(23),YM1(30),O(7)	2023 NOI(4):	$1,811,198
Lockbox / Cash Management:	Springing / Springing	2022 NOI:	NAV
Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$138,467
Taxes:	$156,347	$64,281	NAP	Maturity Date Loan / Unit:	$138,467
Insurance:	$191,495	$17,409	NAP	Cut-off Date LTV:	70.0%
Replacement Reserves:	$0	$6,633	NAP	Maturity Date LTV:	70.0%
				UW NOI DY:	8.7%
				UW NCF DSCR:	1.32x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$55,110,000	100.0%	Loan Payoff	$50,269,193	91.2%
			Equity Repatriation	2,429,561	4.4
			Closing Costs	2,063,405	3.7
			Upfront Reserves	347,841	0.6
Total Sources	$55,110,000	100.0%	Total Uses	$55,110,000	100.0%
(1)	See “The Borrowers and the Borrower Sponsors” below. The borrower sponsors are also the borrower sponsors of the Brookside Gardens mortgage loan included in the Benchmark 2025-V18 securitization.
(2)	See “Initial and Ongoing Reserves” below.
(3)	See the chart titled “Portfolio Summary” under “The Properties” below.
(4)	The 2023 operating statements cover the trailing twelve months through October 31, 2023 and only include operating statements for Yorkshire Apartments and Parkview Apartments. Operating statements during 2023 were not provided for Holly Brook Apartments.

The Loan. The sixth largest mortgage loan (the “Waterford Multifamily Portfolio Mortgage Loan”) is secured by the borrowers’ fee simple interests in a 398-unit, 3 property portfolio of garden style multifamily properties located in Hamilton, New Jersey and Vestal, New York (collectively, the “Waterford Multifamily Portfolio Properties”). The Waterford Multifamily Portfolio Mortgage Loan is evidenced by a promissory note with an outstanding principal balance as of the Cut-off Date of $55,110,000. The Waterford Portfolio Mortgage Loan was originated on September 4, 2025 by DBR Investments Co. Limited and accrues interest at a fixed rate of 6.35300% per annum. The Waterford Multifamily Portfolio Mortgage Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the Waterford Portfolio Mortgage Loan is September 6, 2030.

The Properties. The Waterford Multifamily Portfolio Properties are comprised of 3 garden-style multifamily properties: (i) Parkview Apartments (166 residential units) (the “Parkview Apartments Property”), (ii) Yorkshire Apartments (128 residential units) (the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

76

Multifamily – Garden Various Various, Various	Collateral Asset Summary – Loan No. 6 Waterford Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,110,000 70.0% 1.32x 8.7%

“Yorkshire Apartments Property”), and (iii) Holly Brook Apartments (104 residential units) (the “Holly Brook Apartments Property”), located in Hamilton, New Jersey and Vesta, New York. The borrower sponsors acquired the Waterford Multifamily Portfolio Properties in an off-market transaction in November 2023 as a portfolio transaction, together with two additional non-collateral properties, for a total purchase price of approximately $60.9 million. Allocated purchase prices were not provided due to the portfolio sale. Since acquiring the Waterford Multifamily Portfolio Properties, the borrower sponsors have spent approximately $700,500 in capital expenditures. Historical capital expenditures include unit renovations and mechanical, electrical, and plumbing repairs. 121 renovated units were renovated prior to the acquisition (“Renovated Units”), and 33 units have been renovated after the borrower sponsors’ acquisition (“Premium Units”). The borrowers plan to renovate the remaining 81 units at the Yorkshire Apartments Property, the remaining 106 units at the Parkview Apartments Property, and the remaining 57 units at the Holly Brook Apartments Property upon turnover of such units, at an estimated cost of $18,500 per unit. Such renovations are not required or reserved for under the Waterford Multifamily Portfolio Mortgage Loan, and we cannot assure you that such renovations will be completed. There is not a noticeable difference in quality between Renovated Units and Premium Units.

The Parkview Apartments Property is a garden-style multifamily property consisting of 166 residential units, with an in-place occupancy rate of 91.6% and an average in-place rent of $1,627 per unit per month based on the rent roll dated August 1, 2025. Located at 1424 Nottingham Way in Hamilton, New Jersey, the Parkview Apartments Property benefits from access to local amenities, close proximity to Route 1 and Route 295, in addition to major roads and public transportation. The Parkview Apartments Property also offers 237 parking spaces (1.43 spaces per unit). The unit mix includes 86 one-bedroom units and 80 two-bedroom units. Of the total units, 106 units are categorized as classic, 44 units as Renovated Units, and 16 units as Premium Units. The appraisal concluded to a renovated market rent for the one-bedroom units at $1,800 per month (compared to average in-place rent of $1,427 per month for the non-renovated one-bedroom units) and for the two-bedroom units at $2,200 per month (compared to average in-place rent of $1,725 for the non-renovated two-bedroom units). Overall, the appraisal’s concluded weighted average market rent of $1,993 per unit represents a 22.5% premium to the current weighted average in-place rent of $1,627 per unit.

The Yorkshire Apartments Property is a garden-style multifamily property consisting of 128 residential units, with an in-place occupancy rate of 93.8% and an average in-place rent of $1,626 per unit per month based on the rent roll dated August 1, 2025. Located at 3201 East State Street in Hamilton, New Jersey, the Yorkshire Apartments Property offers 187 parking spaces (1.46 spaces per unit) and consists of a unit mix of 104 one-bedroom units and 24 two-bedroom units. Of the total units, 81 units are categorized as classic, 38 units as Renovated Units, and 9 units as Premium Units. The appraisal concluded to a renovated market rent for the one-bedroom units at $1,950 per month (compared to average in-place rent of $1,478 per month for the non-renovated one-bedroom units) and for the two-bedroom units at $2,350 per month (compared to average in-place rent of $1,962 for the non-renovated two-bedroom units). Overall, the appraisal’s concluded weighted average market rent of $2,025 per unit represents a 24.6% premium to the current weighted average in-place rent of $1,626 per unit.

The Holly Brook Apartments Property is a garden-style multifamily property consisting of 104 residential units, with an in-place occupancy rate of 95.2% and an average in-place rent of $1,329 per unit per month based on the rent roll dated August 1, 2025. Located at 3111-3131 Burris Road in Vestal, New York, the Holly Brook Apartments Property offers 156 parking spaces (1.50 spaces per unit) and the unit mix includes 31 one-bedroom units, 71 two-bedroom units, and 2 3-bedroom units. Of the total units, 57 units are categorized as classic, 39 units as Renovated Units, and 8 units as Premium Units. The appraisal concluded to a renovated market rent for the one-bedroom units at $1,250 per month (compared to average in-place rent of $1,159 per month for the non-renovated one-bedroom units), for the two-bedroom units at $1,550 per month (compared to average in-place rent of $1,292 for the non-renovated two-bedroom units), and for the three-bedroom units at $2,250 per month (compared to average in-place rent of $2,009 for the non-renovated three-bedroom units).

19 units at the Yorkshire Apartments Property and 30 units at the Parkview Apartments Property are leased to tenants which either (i) receive Section 8 vouchers or other rental assistance or (ii) lease units that are subject to rent control ordinances.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

77

Multifamily – Garden Various Various, Various	Collateral Asset Summary – Loan No. 6 Waterford Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,110,000 70.0% 1.32x 8.7%

The following table presents certain information relating to the Waterford Multifamily Portfolio Properties:

Portfolio Summary(1)
Property Name	Property Type	Location	Year Built / Renovated	# of Units(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	UW NOI(2)	% of UW NOI(2)	Appraised Value
Parkview Apartments	Multifamily	Hamilton, NJ	1969 / NAP	166	91.6%	$24,750,000	44.9%	$2,111,112	44.2%	$35,000,000
Yorkshire Apartments	Multifamily	Hamilton, NJ	1968 / NAP	128	93.8%	$18,660,000	33.9%	$1,547,435	32.4%	$27,250,000
Holly Brook Apartments	Multifamily	Vestal, NY	1980 / NAP	104	95.2%	$11,700,000	21.2%	$1,118,329	23.4%	$16,500,000
Total/ Wtd. Avg				398	93.2%	$55,110,000	100.0%	$4,776,876	100.0%	$78,750,000
(1)	Source: Appraisal
(2)	Based on the underwritten rent rolls dated August 1, 2025.

The following table presents certain information relating to the unit mix at the Waterford Multifamily Portfolio Properties:

Waterford Multifamily Portfolio Unit Mix(1)
			Unit Mix				Average Rent per Unit(2)
Property Name	# of Units	Occupancy	1 BR / 1 Bath	2 BR / 1 Bath	2 BR / 1.5 Bath	3 BR / 2 Bath	1 BR / 1 Bath	2 BR/1 Bath	2 BR/1.5 Bath	3 BR / 2 Bath
Holly Brook Apartments	104	95.2%	31	0	71	2	$1,211	NAP	$1,348	$2,009
Classic	57	96.5%	12	0	43	2	1,159	NAP	1,292	2,009
Premium	8	87.5%	1	0	7	0	1,275	NAP	1,574	NAP
Renovated	39	94.9%	18	0	21	0	1,244	NAP	1,394	NAP
Yorkshire Apartments	128	93.8%	104	24	0	0	$1,537	$2,025	NAP	NAP
Classic	81	92.6%	71	10	0	0	1,478	1,962	NAP	NAP
Premium	9	100.0%	7	2	0	0	1,738	2,284	NAP	NAP
Renovated	38	94.7%	26	12	0	0	1,635	2,025	NAP	NAP
Parkview Apartments	166	91.6%	86	80	0	0	$1,484	$1,782	NAP	NAP
Classic	106	91.5%	54	52	0	0	1,427	1,725	NAP	NAP
Premium	16	93.8%	10	6	0	0	1,710	2,044	NAP	NAP
Renovated	44	90.9%	22	22	0	0	1,508	1,851	NAP	NAP
Total/ Wtd. Avg	398	93.2%	221	104	71	2	$1,470	$1,833	$1,348	$2,009
(1)	Based on the underwritten rent rolls dated August 1, 2025.
(2)	Average Rent per Unit is based on occupied units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

78

Multifamily – Garden Various Various, Various	Collateral Asset Summary – Loan No. 6 Waterford Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,110,000 70.0% 1.32x 8.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Waterford Multifamily Portfolio Properties:

Waterford Multifamily Portfolio Cash Flow Analysis(1)
	2023(2)	2024	TTM 6/30/2025	U/W	U/W Per Unit
Gross Potential Rent	$3,882,357	$5,903,854	$6,447,196	$7,397,296	$ 18,586.17
Vacancy	0	0	0	(515,506)	(1,295.24)
Bad Debt	0	0	0	0	0
Net Rental Income	$3,882,357	$5,903,854	$6,447,196	$6,881,790	$17,290.93
Utility Reimbursement	0	32,929	33,504	33,504	84.18
Other Income	139,182	230,879	303,931	303,931	763.65
Effective Gross Income	$4,021,539	$6,167,662	$6,784,631	$7,219,225	$18,138.76

Real Estate Taxes	651,941	659,699	685,009	728,913	1,831.44
Insurance	80,996	290,509	218,017	241,853	607.67
Utilities	428,963	411,976	472,290	472,290	1,186.66
Repairs and Maintenance	407,679	282,791	311,250	311,250	782.04
Management Fee	197,479	184,039	195,298	216,577	544.16
Payroll and Benefits	360,507	535,710	516,930	420,604	1,056.79
Marketing	7,402	3,084	3,195	3,195	8.03
General and Administrative	75,374	47,053	47,666	47,666	119.76
Total Expenses	$2,210,341	$2,414,862	$ 2,449,657	$2,442,349	$6,136.55

Net Operating Income	$1,811,198	$ 3,752,800	$4,334,974	$4,776,876	$12,002.20
Capital Reserve	0	0	0	79,600	200.00
Net Cash Flow	$1,811,198	$ 3,752,800	$4,334,974	$4,697,276	$11,802.20

Occupancy	91.0%	93.7%	93.2%(3)	93.0%(4)
NCF DSCR	0.51x	1.06x	1.22x	1.32x
NOI Debt Yield	3.3%	6.8%	7.9%	8.7%
(1)	Based on the underwritten rent rolls dated August 1, 2025.
(2)	The 2023 operating statements cover the trailing twelve months through October 31, 2023 and only include operating statements for Yorkshire Apartments and Parkview Apartments. Operating statements during 2023 were not provided for Holly Brook Apartments.
(3)	Reflects the occupancy based on the underwritten rent rolls dated August 1, 2025.
(4)	Reflects economic occupancy.

Appraisals. The appraisals concluded to an aggregate “As-Is” value of the individual properties comprising the Waterford Multifamily Portfolio Properties of $78,750,000.

Waterford Multifamily Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
Parkview Apartments	$35,000,000	6.50%
Yorkshire Apartments	$27,250,000	6.50%
Holly Brook Apartments	$16,500,000	6.50%
Total / Wtd. Avg.	$78,750,000	6.50%
(1)	Source: Appraisals.

Environmental Matters. The Phase I environmental reports dated June 12, 2025, identified recognized no environmental conditions at the Waterford Multifamily Portfolio Properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

79

Multifamily – Garden Various Various, Various	Collateral Asset Summary – Loan No. 6 Waterford Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,110,000 70.0% 1.32x 8.7%

The Market. The Parkview Apartments Property and the Yorkshire Apartments Property are located in Hamilton, New Jersey and the Holly Brook Apartments Property is located in Vestal, New York.

Hamilton, located in Mercer County, sits within the broader Central New Jersey multifamily market and benefits from its location along major transportation corridors including I-295, I-195, and U.S. Route 1. The township is part of the Trenton-Princeton metropolitan area, offering proximity to key employment centers, higher education institutions, and healthcare systems. The market benefits from the presence of two prominent higher education institutions—Princeton University and The College of New Jersey. Princeton University currently enrolls approximately 8,922 students, including both undergraduate and graduate populations. The area’s 2025 estimated average household income within a 5-mile radius of the Parkview Apartments Property and Yorkshire Apartments Property is approximately $110,335. Average asking rents for multifamily units at the Parkview Apartments Property in Hamilton are approximately $1,610 per month, with two-bedroom units averaging $1,773 per month. This reflects a stable rental environment, with the Trenton/Hamilton/Ewing submarket reporting a rent growth from the third to fourth quarter of 2024 of 0.9% and average market rents of $1,903 per month. The submarket’s vacancy rate remains low at 4.7%, while the Parkview Apartments Property’s occupancy rate stands at 91.6% and the Yorkshire Apartments Property’s occupancy rate stands at 93.8%, supported by limited new supply and continued demand from the region’s healthcare, education, and government employment sectors.

Vestal, located in Broome County and part of the Greater Binghamton area, is a growing multifamily submarket. The town benefits from proximity to SUNY Binghamton, a major economic and demographic driver, and offers access to Route 434, I-86, and Route 26. The 2025 estimated average household income within a mile radius of the Holly Brook Apartments Property is $113,437. The area is known for its high-performing public schools, low crime rates, and a mix of suburban and university-driven housing demand. The region contains a concentration of electronics and defense-manufacturing is home to major employers such as Lockheed Martin, BAE Systems, and i3 Electronics. Average asking rents for multifamily units at the Holly Brook Apartments Property in Vestal are approximately $1,304 per month, with two-bedroom units averaging $1,330 per month. The submarket’s vacancy rate remains low at 4.6%, reflecting limited new supply and steady demand from the area’s healthcare, education, and government employment base. From the fourth quarter of 2024 to the first quarter of 2025, market rents in the Binghamton submarket increased by 0.4%, with the Holly Brook Apartment Property’s occupancy rate at 95.2%, consistent with broader market trends.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

80

Multifamily – Garden Various Various, Various	Collateral Asset Summary – Loan No. 6 Waterford Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,110,000 70.0% 1.32x 8.7%

The following table presents certain information relating to comparable multifamily properties to the Waterford Multifamily Portfolio Properties:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Occupancy	Average Unit Size	Average Rent Per Unit
Parkview Apartments(2) 1424 Nottingham Way Hamilton, NJ 08609	-	1969 / NAP	166	91.6%	774	$1,627
Yorkshire Apartments(2) 3201 East State Street Hamilton, NJ 08619	-	1968 / NAP	128	93.8%	778	$1,626
Brookside Gardens(3)	3.2 mi	1964 / NAV	336	92%	793 SF	$1,874
Sunnybrae Apartments	4.2 mi	1960 / NAV	176	98%	898 SF	$1,950
Hamilton Estates	2.8 mi	1974 / NAV	316	96%	739 SF	$1,892
Crestwood Square Apartments	1.5 mi	1973 / NAV	128	94%	689 SF	$1,702
Cypress Gardens	1.5 mi	1973 / NAV	239	94%	906 SF	$2,078
Royal Crest Gardens	2.9 mi	1973 / NAV	272	98%	758 SF	$1,904
Kuser Village	2.0 mi	1973 / NAV	336	98%	773 SF	$2,014
Holly Brook Apartments(2) 3111-3131 Burris Road Vestal, NY 13850	-	1980 / NAP	104	95.2%	754	$1,329
Summit Chase Apartments	4.1 mi	1970 / NAV	304	94%	884 SF	$1,187
The Meadows Apartments	2.7 mi	1980 / NAV	84	94%	748 SF	$1,363
River House	4.4 mi	1964 / NAV	60	96%	957 SF	$1,682
Indian Ridge Luxury Apartments	3.5 mi	1986 / NAV	274	96%	906 SF	$1,671
Riveria Ridge Apartments	0.3 mi	1975 / NAV	103	98%	861 SF	$1,229
Clayton Village Apartments	2.7 mi	1970 / NAV	75	98%	831 SF	$1,380
Legacy Bay Townhomes	4.5 mi	1971 / NAV	414	92%	1,072 SF	$1,337
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated August 1, 2025. Average Rent Per Unit reflects the average rent for occupied units.
(3)	The Brookside Gardens property secures the Brookside Gardens mortgage loan which is also included in the Benchmark 2025-V18 securitization.

The Borrowers and the Borrower Sponsors. The borrowers are Yorkshire Apartment, LLC, Hamilton Arms, LLC, each a New Jersey limited liability company, and Holly Brook Apartments, LLC, a Delaware limited liability company. Yorkshire Apartment, LLC and Hamilton Arms, LLC are both recycled single purpose entities and Holly Brook Apartments, LLC is a newly formed single purpose entity, each having at least one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Waterford Multifamily Portfolio Mortgage Loan. The borrower sponsors and non-recourse carveout guarantors are David Lubin and Jonathan Greenberg. David Lubin is the founder of the Clairmont Group, where he oversees fund management, acquisitions, dispositions, development, asset management, and the company’s strategic direction. His experience includes investments in core, value-add, opportunistic, distressed real estate, note purchases, development, fund investments, and co-investments across all major asset classes, including multifamily, hospitality, office, industrial, retail, senior living, and real estate operating companies. The borrower sponsors are also the borrower sponsors of the Brookside Gardens mortgage loan included in the Benchmark 2025-V18 securitization.

Property Management. The Waterford Multifamily Portfolio Properties are managed by Waterford Real Estate Management, LLC, which is an affiliate of the borrowers.

Initial and Ongoing Reserves. At origination of the Waterford Multifamily Portfolio Loan, the borrowers deposited approximately (i) $156,347 into a reserve account for real estate taxes and (ii) $191,495 into a reserve account for insurance premiums.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $64,281).

Insurance Reserve –The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies (initially estimated to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

81

Multifamily – Garden Various Various, Various	Collateral Asset Summary – Loan No. 6 Waterford Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,110,000 70.0% 1.32x 8.7%

be approximately $17,409); provided that if an acceptable blanket policy reasonably approved by the lender is in effect, such deposits will be suspended. As of the origination date, an acceptable blanket policy was not in effect.

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, approximately $6,633.

Lockbox / Cash Management. The Waterford Multifamily Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account, and are thereafter required to deposit, or cause the property manager to deposit, immediately upon receipt, all revenue received by the borrowers or the property manager into such lockbox. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Waterford Multifamily Portfolio Mortgage Loan documents to make the required deposits into the tax and insurance reserves, pay debt service on the Waterford Multifamily Portfolio Mortgage Loan, make the required deposit into the replacement reserve and pay operating expenses set forth in the annual budget (which is required to be approved by the lender during a Trigger Period) and lender-approved extraordinary expenses, and all excess cash flow funds remaining in the cash management account after such application of funds are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Waterford Multifamily Portfolio Mortgage Loan, unless a Trigger Period no longer exists, in which case they are to be disbursed to the borrowers. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Waterford Multifamily Portfolio Mortgage Loan documents, the lender may apply funds to the Waterford Multifamily Portfolio Mortgage Loan in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Waterford Multifamily Portfolio Mortgage Loan documents, (ii) the debt service coverage ratio being less than 1.10x or (iii) if the property manager is a borrower or guarantor affiliate, upon certain bankruptcy or insolvency events of the property manager, or (iv) upon certain bankruptcy or insolvency events of the borrower, a special purpose member of the borrower or the guarantor; and (B) expiring upon (w) with regard to clause (i) above, the cure (if applicable) of such event of default under the Waterford Multifamily Portfolio Mortgage Loan documents, (x) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters, (y) with regard to clause (iii) above, the property manager is replaced by a non-affiliated property manager as approved by the lender, or, if due to an involuntary petition, upon the same being discharged or dismissed within 60 days of such filing, and (d) with regard to clause (iv) above, if due to an involuntary petition, upon the same being discharged or dismissed within 60 days of such filing, provided, if commencing under clause (iv) above due solely to an individual guarantor, the Trigger Period will not commence solely as a result of such guarantor if (1) the remaining guarantor(s) independently satisfy the financial covenants applicable to the guarantors, and (2) the guarantor causing the Trigger Period no longer has direct or indirect control of the borrower (jointly or otherwise).

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The borrowers have the right to obtain the release of one or more individual Waterford Multifamily Portfolio Properties, provided that, among other conditions, (i) the Waterford Multifamily Portfolio Mortgage Loan is prepaid in an amount equal to 110% of the allocated loan amount for the individual Waterford Multifamily Portfolio Property or Properties being released, (ii) the borrowers deliver a REMIC opinion, (iii) if such release is after the payment date on September 6, 2027 and prior to the monthly payment date occurring in March 2030, the borrowers pay a prepayment fee equal to the greater of (x) 1.0% (or if an event of default exists, 2.0%) of the amount of principal being prepaid and (y) a yield maintenance premium and (iv) after giving effect to the release and prepayment, the debt service coverage ratio with respect to the remaining Waterford Multifamily Portfolio Properties is no less than the greater of (a) 1.30x and (b) the debt service coverage ratio for all of the individual Waterford Multifamily Portfolio Properties immediately prior to the release. A release may occur during an event of default under the Waterford Multifamily Portfolio Mortgage Loan, so long as (1) after giving effect to the release, such event of default is cured and no other event of default is then continuing, and (2) any outstanding amounts due to the lender or its servicer in connection with or as a result of such prior event of default have been repaid in full, including but not limited to special servicing fees and default interest.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

82

Multifamily – High Rise 1010 Pacific Street Brooklyn, NY 11238	Collateral Asset Summary – Loan No. 7 1010 Pacific Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 68.7% 1.32x 7.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

83

Multifamily – High Rise 1010 Pacific Street Brooklyn, NY 11238	Collateral Asset Summary – Loan No. 7 1010 Pacific Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 68.7% 1.32x 7.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

84

Multifamily – High Rise 1010 Pacific Street Brooklyn, NY 11238	Collateral Asset Summary – Loan No. 7 1010 Pacific Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 68.7% 1.32x 7.7%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - High Rise
Borrower Sponsor(s):	David Bistricer and Sam Levinson	Collateral:	Fee
Borrower(s):	1010 Pacific Owner LLC	Location:	Brooklyn, NY
Original Balance(1):	$54,500,000	Year Built / Renovated:	2023 / NAP
Cut-off Date Balance(1):	$54,500,000	Property Management:	Clipper Realty L.P.
% by Initial UPB:	4.1%	Size:	175 Units
Interest Rate:	5.73000%	Appraised Value / Per Unit:	$123,000,000 / $702,857
Note Date:	October 1, 2025	Appraisal Date:	August 28, 2025
Original Term:	60 months	Occupancy:	97.7% (as of September 29, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	97.0%
Original Amortization:	NAP	Underwritten NOI:	$6,509,472
Interest Only Period:	60 months	Underwritten NCF:	$6,465,722
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$6,035,495 (TTM July 31, 2025)
Additional Debt Balance(1):	$30,000,000	2024 NOI:	$6,208,777
Call Protection(2):	L(24),D(29),O(7)	2023 NOI(5):	NAV
Lockbox / Cash Management:	Springing / Springing	2022 NOI(5):	NAV
Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$482,857
Taxes:	$39,070	$7,814	NAP	Maturity Date Loan / Unit:	$482,857
Insurance:	$81,576	$13,596	NAP	Cut-off Date LTV:	68.7%
Replacement Reserves:	$0	$3,646	NAP	Maturity Date LTV:	68.7%
Other Reserves(4):	$120,793	$0	NAP	UW NOI DY:	7.7%
				UW NCF DSCR:	1.32x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$84,500,000	100.0%	Loan Payoff	$80,396,456	95.1%
			Borrower Sponsor Equity	2,036,888	2.4
			Closing Costs(6)	1,825,217	2.2
			Upfront Reserves	241,439	0.3
Total Sources	$84,500,000	100.0%	Total Uses	$84,500,000	100.0%
(1)	The 1010 Pacific Street Mortgage Loan (as defined below) is part of the 1010 Pacific Street Whole Loan (as defined below), which is comprised of two pari passu promissory notes with an aggregate principal balance as of the Cut-off Date of $84,500,000. Financial Information presented in the chart above is based on the 1010 Pacific Street Whole Loan.
(2)	Defeasance of the 1010 Pacific Street Whole Loan is permitted at any time after the earlier to occur of (a) the end of the two-year period commencing on the closing date of the securitization of the last promissory note representing a portion of the 1010 Pacific Street Whole Loan to be securitized and (b) October 1, 2029. The assumed defeasance lockout period of 24 payments is based on the anticipated closing date of the Benchmark 2025-V18 securitization in October 2025. The actual lockout period may be longer.
(3)	See “Initial and Ongoing Reserves” below.
(4)	Other Reserves are comprised of an initial rent holdback reserve of $120,793.
(5)	2022 and 2023 NOI information are not available because the 1010 Pacific Street Property (as defined below) was constructed in 2023.

(6)	Closing Costs include a rate buydown fee of $845,000.

The Loan. The seventh largest mortgage loan (the “1010 Pacific Street Mortgage Loan”) is secured by the borrower’s fee simple interest in a 175-unit, high-rise multifamily property located in the Crown Heights neighborhood of Brooklyn, New York (the “1010 Pacific Street Property”). The 1010 Pacific Street Mortgage Loan is part of a whole loan evidenced by two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $84,500,000 (the “1010 Pacific Street Whole Loan”). The 1010 Pacific Street Whole Loan was co-originated on October 1, 2025 by Citi Real Estate Funding Inc. and Morgan Stanley Bank, N.A. (“MSBNA”), and accrues interest at a fixed rate of 5.73000% per annum. The 1010 Pacific Street Whole Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the 1010 Pacific Street Whole Loan is October 6, 2030. The 1010 Pacific Street Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $54,500,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

85

Multifamily – High Rise 1010 Pacific Street Brooklyn, NY 11238	Collateral Asset Summary – Loan No. 7 1010 Pacific Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 68.7% 1.32x 7.7%

The relationship between the holders of the 1010 Pacific Street Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The 1010 Pacific Street Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2025-V18 securitization trust. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$54,500,000	$54,500,000	Benchmark 2025-V18	Yes
A-2(1)	$30,000,000	$30,000,000	MSBNA	No
Whole Loan	$84,500,000	$84,500,000
(1)	Expected to be contributed to one or more future securitization(s).

The Property. The 1010 Pacific Street Property is a nine-story, 175 unit, high-rise multifamily property located in the Crown Heights neighborhood of Brooklyn, New York. The 1010 Pacific Street Property was completed in 2023 and includes 62 below-grade parking spaces which are leased to HVPT Icon Parking, LLC. Amenities at the 1010 Pacific Street Property include a fitness center, roof deck, lounge and bar, media room, pet spa, kids’ area, and laundry rooms on every floor. Primary access to the Crown Heights Neighborhood is provided by the A, C, 2, 3, and 4 trains, all of which provide direct access to Manhattan.

The unit mix at the 1010 Pacific Street Property consists of 16 studios, 129 one-bedroom units, and 30 two-bedroom units, with an average unit size of 659 square feet. Of the 175-units at the 1010 Pacific Street Property, 53-units are designated as affordable units. Unit amenities include stainless steel appliances, hardwood floors, central air, and quartz countertops. As of September 29, 2025, the 1010 Pacific Street Property was 97.7% leased.

The 1010 Pacific Street Property benefits from a 35-year 421-a Affordable New York Housing Tax Exemption Program exemption. In order to qualify for the tax exemption, at least 30% of the units at the 1010 Pacific Street Property (53 units) must be leased as “affordable units,” which are defined as affordable to a household whose income does not exceed 130% of the area median income. For years one through 25 of such exemption, 100% of the projected assessed value of the 1010 Pacific Street Property improvements on the tax lot would be exempt from real estate taxes. The exemption falls to 30% in years 26 through 35 of such exemption. Taxes were underwritten to the appraisal’s abated 2025/2026 taxes of $88,223. The appraisal’s estimated full tax liability for the 2025/2026 tax year is $2,136,409. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

The 1010 Pacific Street Property is subject to a Mandatory Inclusionary Housing Restrictive Declaration (the “1010 Pacific Declaration”) pursuant to which 52 of the 175 units at the 1010 Pacific Street Property must be affordable housing units. Under the 1010 Pacific Street Declaration, such 52 units are restricted to tenants earning not more than 80% of AMI. The 1010 Pacific Street Declaration requires the affordable units to be rent stabilized. Maximum rent for each affordable unit is 30% of the related percentage of AMI. The lender entered into a subordination agreement subordinating the 1010 Pacific Street Whole Loan to the 1010 Pacific Street Declaration. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Property Types—Multifamily Properties” in the Preliminary Prospectus. The 52 affordable units under the 1010 Pacific Street Declaration are also counted toward the 53 affordable units required in connection with the 421-a tax exemption, with one additional unit leased to tenants with a maximum income of 130% of AMI to satisfy the requirements of the 421-a tax exemption.

The following table presents certain information relating to the unit mix at the 1010 Pacific Street Property:

Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rent Per Unit	Average Monthly Market Rent Per Unit(2)
Studio Market	11	6.3%	100.0%	427	$3,148	$3,175
Studio 80% AMI	4	2.3%	100.0%	441	$1,655	$1,623
Studio 130% AMI	1	0.6%	100.0%	447	$2,841	$2,841
1 Bedroom Market	90	51.4%	95.6%	642	$4,191	$4,225
1 Bedroom 80% AMI	39	22.3%	100.0%	630	$1,763	$1,763
2 Bedroom Market	21	12.0%	100.0%	865	$5,294	$5,275
2 Bedroom 80% AMI	9	5.1%	100.0%	884	$2,110	$2,110
Total/Wtd. Avg.	175	100.0%	97.7%	659	$3,529	$3,560
(1)	Based on the underwritten rent roll dated September 29, 2025. Average Monthly Rent Per Unit is based on occupied units.
(2)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

86

Multifamily – High Rise 1010 Pacific Street Brooklyn, NY 11238	Collateral Asset Summary – Loan No. 7 1010 Pacific Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 68.7% 1.32x 7.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at 1010 Pacific Street Property:

Cash Flow Analysis(1)
	12/31/2024(1)	TTM 7/2025(1)	U/W	U/W Per Unit
Base Rent	$6,891,184	$6,684,945	$7,241,518	$41,380
Potential Income from Vacant Units	0	0	202,800	$1,159
Gross Potential Income	$6,891,184	$6,684,945	$7,444,318	$42,539
Other Income(2)	213,557	243,656	366,986	$2,097
Net Rental Income	$7,104,741	$6,928,601	$7,811,304	$44,636
(Vacancy / Credit Loss)	$0	$0	($223,330)	($1,276)
Total Effective Gross Income	$7,104,741	$6,928,601	$7,587,975	$43,360

Real Estate Taxes(3)	88,533	88,223	88,223	$504
Insurance	111,310	120,615	155,383	$888
Management Fee	0	0	227,639	$1,301
Utilities	194,326	142,227	142,227	$813
Other Expenses(4)	501,796	542,041	465,030	$2,657
Total Expenses	$895,964	$893,106	$1,078,502	$6,163

Net Operating Income	$6,208,777	$6,035,495	$6,509,472	$37,197
Replacement Reserves - Residential	0	0	43,750	$250
Net Cash Flow	$6,208,777	$6,035,495	$6,465,722	$36,947

Occupancy	97.3%	96.6%	97.0%(6)
NCF DSCR(5)	1.26x	1.23x	1.32x
NOI Debt Yield(5)	7.35%	7.14%	7.70%
(1)	Historical financial information prior to 2024 is not available because the 1010 Pacific Street Property was constructed in 2023.
(2)	Other Income includes parking income, laundry income, and other miscellaneous income.
(3)	Real Estate Taxes are underwritten based on the abated taxes for the 2025/2026 tax year reflecting the 421-a tax abatement.
(4)	Other Expenses includes payroll and benefits, repairs and maintenance, and general and administrative expenses.
(5)	Represents the metrics for the 1010 Pacific Street Whole Loan.
(6)	Represents economic occupancy.

Appraisal. According to the appraisal, the 1010 Pacific Street Property had an “as-is” appraised value of $123,000,000 as of August 28, 2025.

1010 Pacific Street Appraised Value(1)
Property	Value	Capitalization Rate
1010 Pacific Street	$123,000,000	5.25%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated September 12, 2025, there was a controlled recognized environmental condition at the 1010 Pacific Street Property related to residual contamination with engineering controls. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The 1010 Pacific Street Property is located at 1010 Pacific Street in the Crown Heights neighborhood of Brooklyn, New York and is situated one block south of Atlantic Avenue and nine blocks north of Prospect Park. The Crown Heights neighborhood offers access to multiple museums and attractions, including the Brooklyn Museum, Brooklyn Botanic Gardens, and Prospect Park. Primary access to the Crown Heights Neighborhood is provided by the A, C, 2, 3, and 4 trains, all of which provide direct access to Manhattan.

According to a third-party market research report, the 1010 Pacific Street Property is located within the Prospect Park multifamily submarket of the New York Metro multifamily market. As of October 2, 2025, the Prospect Park multifamily submarket had inventory of 66,818 units, a vacancy rate of 3.9%, and average asking rent of $3,178 per month.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

87

Multifamily – High Rise 1010 Pacific Street Brooklyn, NY 11238	Collateral Asset Summary – Loan No. 7 1010 Pacific Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 68.7% 1.32x 7.7%

The following table presents certain information relating to multifamily properties that are comparable to the 1010 Pacific Street Property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Unit Type	Average Unit Size	Average Rent Per Unit
1010 Pacific Street Brooklyn, NY 11238	-	2023 / NAP	175(2)	Studio Market	427 SF(2)	$3,148(2)
				Studio 80% AMI	441 SF(2)	$1,655(2)
				Studio 130% AMI	447 SF(2)	$2,841(2)
				1 Bedroom Market	642 SF(2)	$4,191(2)
				1 Bedroom 80% AMI	630 SF(2)	$1,763(2)
				2 Bedroom Market	865 SF(2)	$5,294(2)
				2 Bedroom 80% AMI	884 SF(2)	$2,110(2)
545 Washington Avenue Brooklyn, NY 11238	0.6 mi	2009 / NAP	63	2 BR / 2 BA	1,014 SF	$5,600
550 Vanderbilt Avenue Brooklyn, NY 11238	0.6 mi	2017 / NAP	278	Studio	468 SF	$3,350
				1 BR / 1 BA	646 SF	$4,500
				2 BR / 2 BA	1,053 SF	$6,950
564 Saint John's Place Brooklyn, NY 11238	0.9 mi	2022 / NAP	193	1 BR / 1 BA	583 SF	$4,306
				2 BR / 1 BA	612 SF	$4,263
461 Dean Street Brooklyn, NY 11217	1.0 mi	2016 / NAP	365	Studio	456 SF	$3,595
				1 BR / 1 BA	729 SF	$4,795
				2 BR / 2 BA	1,086 SF	$6,295
409 Eastern Parkway Brooklyn, NY 11217	1.0 mi	2018 / NAP	186	1 BR / 1 BA	602 SF	$3,976
				2 BR / 2 BA	952 SF	$5,995
1120 Saint John's Place Brooklyn, NY 11213	1.4 mi	2022 / NAP	75	Studio	423 SF	$2,800
66 Rockwell Place Brooklyn, NY 11217	1.6 mi	2013 / NAP	326	Studio	521 SF	$3,595
262 9th Street Brooklyn, NY 11215	2.5 mi	2021 / NAP	72	Studio	367 SF	$3,000
				1 BR / 1 BA	640 SF	$3,800
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated September 29, 2025. Average Rent Per Unit reflect the average rent for occupied units.

The Borrower and the Borrower Sponsors. The borrower is 1010 Pacific Owner LLC, a Delaware limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of 1010 Pacific Street Whole Loan.

The borrower sponsors are David Bistricer and Sam Levinson of Clipper Realty Inc. (“Clipper Realty”). The non-recourse carveout guarantor is Clipper Realty. Clipper Realty (NYSE: CLPR) is a self-administered and self-managed real estate company that acquires, owns, manages, operates and repositions multifamily residential and commercial properties in the New York metropolitan area with a portfolio of 10 assets in Manhattan and Brooklyn. David Bistricer is a co-chairman and the Chief Executive Officer of Clipper Realty and Sam Levinson is a co-chairman and the head of the investment committee of Clipper Realty.

Property Management. The 1010 Pacific Street Property is managed by Clipper Realty L.P., an affiliate of the borrower.

Initial and Ongoing Reserves. At origination of the 1010 Pacific Street Mortgage Loan, the borrower deposited (i) approximately $39,070 into a reserve account for real estate taxes, (ii) approximately $81,576 into a reserve account for insurance premiums and (iii) $120,793 into a rent holdback reserve relating to tenants which are delinquent in rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

88

Multifamily – High Rise 1010 Pacific Street Brooklyn, NY 11238	Collateral Asset Summary – Loan No. 7 1010 Pacific Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,500,000 68.7% 1.32x 7.7%

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $7,814).

Insurance Reserve – At the option of the lender, if the liability or casualty insurance policy maintained by the borrower covering the 1010 Pacific Street Property does not constitute an approved blanket or umbrella policy pursuant to the 1010 Pacific Street Whole Loan documents, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (initially estimated to be approximately $13,596).

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, $3,646.

Lockbox / Cash Management. The 1010 Pacific Street Whole Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrower is required to establish a lender-controlled lockbox account, and is thereafter required to deposit, or cause the property manager to deposit, immediately upon receipt, all revenue received by the borrower or the property manager into such lockbox. Within five days after the first occurrence of a Trigger Period, the borrower is required to deliver a notice to all non-residential tenants under non-residential leases at the 1010 Pacific Street Property directing them to remit rent and all other sums due under the applicable lease directly to the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice to the institution maintaining the lockbox account, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the 1010 Pacific Street Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 1010 Pacific Street Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 1010 Pacific Street Whole Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the 1010 Pacific Street Whole Loan documents, the lender may apply funds to the debt in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earlier of (i) the occurrence and continuance of an event of default under the 1010 Pacific Street Whole Loan documents, and (ii) the debt service coverage ratio being less than 1.15x; and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default under the 1010 Pacific Street Whole Loan documents, and (y) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

89

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 8 REVA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 46.0% 2.32x 18.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

90

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 8 REVA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 46.0% 2.32x 18.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

91

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 8 REVA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 46.0% 2.32x 18.2%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose(1):	Refinance / Recapitalization	Property Type – Subtype:	Office - Suburban
Borrower Sponsor(s):	Stevens M. Sadler and RE Gain Investment Fund, LLC	Collateral:	Fee
Borrower(s)(2):	Various	Location(5):	Various, Various
Original Balance:	$53,000,000	Year Built / Renovated(5):	Various / Various
Cut-off Date Balance:	$53,000,000	Property Management:	RE Gain Investment Fund, LLC
% by Initial UPB:	4.0%	Size:	846,765 SF
Interest Rate:	6.56000%	Appraised Value / Per SF:	$115,200,000 / $136
Note Date:	September 25, 2025	Appraisal Date(6):	Various
Original Term:	60 months	Occupancy(7):	80.0% (as of Various)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	79.8%
Original Amortization:	360 months	Underwritten NOI:	$9,652,845
Interest Only Period:	None	Underwritten NCF:	$9,382,401
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$10,066,373 (TTM July 31, 2025)
Additional Debt Balance:	NAP	2024 NOI(8):	$9,788,583
Call Protection:	L(24),D(31),O(5)	2023 NOI(8):	$7,947,289
Lockbox / Cash Management:	Springing / Springing	2022 NOI:	$8,226,649
Reserves(3)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$63
Taxes:	$694,930	$138,986	NAP	Maturity Date Loan / SF:	$59
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	46.0%
Replacement Reserves:	$0	$22,537	NAP	Maturity Date LTV:	43.3%
TI / LC:	$4,000,000	$84,677	$5,000,000	UW NOI DY:	18.2%
Deferred Maintenance:	$7,500	$0	NAP	UW NCF DSCR:	2.32x
Other(4):	$4,886,328	$0	NAP
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$53,000,000	94.6%	Loan Payoff/Recapitalization(1)	$44,436,047	79.3%
Borrower Sponsor Equity:	3,049,684	5.4	Upfront Reserves	9,588,758	17.1
			Closing Costs	2,024,879	3.6
Total Sources	$56,049,684	100.0%	Total Uses	$56,049,684	100.0%
(1)	The Reva Portfolio Mortgage Loan (as defined below) was used to refinance loans secured by the Signature Place, The Fairfax Building, Sabal 6 and Southpark at Westgate properties and to recapitalize the One Independence, Universal Building, and 150 Corporate properties which were previously unencumbered. Certain of the properties secured loans that were in maturity default. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Loan Purpose; Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.
(2)	The borrowers are Fairfax Rollup, LLC, REVA Kay 150 Corporate, LLC, Signature Place Rollup, LLC, RCF Southpark, LLC, REVA Kay Sabal 6, LLC, Universal Springs, LLC and One Independence Springs, LLC.
(3)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	Initial other reserves are comprised of a $4,886,328 unfunded obligations reserve.
(5)	See “Portfolio Summary” below.
(6)	Appraisal Dates are between April 9, 2025 and April 16, 2025.
(7)	Occupancy is based on the underwritten rent rolls dated between September 3, 2025 and October 6, 2025.
(8)	The increase from 2023 NOI to 2024 NOI is primarily attributable to free rent burning off from the borrowers executing seven new leases, which account for $4,029,015 of underwritten base rent, from September 2022 to May 2023.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

92

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 8 REVA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 46.0% 2.32x 18.2%

The Loan. The eighth largest mortgage loan (the “REVA Portfolio Mortgage Loan”) is secured by a first lien on the borrowers’ fee interests in a seven property, 846,765 square foot, office portfolio located in Florida, North Carolina, and Virginia (the “REVA Portfolio Properties”). The REVA Portfolio Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $53,000,000. The REVA Portfolio Mortgage Loan was originated by Citi Real Estate Funding Inc. on September 25, 2025 and has an initial term of five years, amortizes on a 360-month schedule and accrues interest at a fixed rate of 6.56000% per annum on an Actual/360 basis.

The Properties. The REVA Portfolio Properties are comprised of seven office properties, totaling 846,765 square feet located in Florida, North Carolina, and Virginia. The REVA Portfolio Properties were originally constructed between 1975 and 1998, with six of the seven properties being most recently renovated in 2024 or 2025. The REVA Portfolio Properties range in size from 56,052 square feet to 299,035 square feet with no property accounting for more than 26.9% of underwritten NOI. As of the underwritten rent rolls dated between September 3, 2025 and October 6, 2025, the REVA Portfolio Properties were 80.0% occupied by a granular mix of 38 tenants with no lease accounting for more than 9.4% of net rentable area and 15.0% of underwritten base rent. The tenancy includes tenants in a mixture of the healthcare, insurance, real estate, professional services, and utilities industries amongst others.

Portfolio Summary
Property Name	Location(1)	Year Built / Renovated(1)	Sq. Ft.(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	Appraised Value(1)	U/W NOI(2)	% of U/W NOI(2)
Signature Place	Greensboro, NC	1975 / 2024	299,035	68.3%	$14,700,000	27.7%	$42,100,000	$2,597,024	26.9%
One Independence	Tampa, FL	1983 / 2024	115,740	100.0%	11,250,000	21.2%	20,100,000	2,147,276	22.2%
The Fairfax Building	Richmond, VA	1989 / 2024, 2025	152,396	88.0%	10,200,000	19.2%	17,100,000	1,941,079	20.1%
Universal Building	Orlando, FL	1998 / NAP	63,000	100.0%	5,300,000	10.0%	11,100,000	983,284	10.2%
Sabal 6	Tampa, FL	1988 / 2006, 2024, 2025	100,001	64.4%	4,600,000	8.7%	10,700,000	700,396	7.3%
150 Corporate	Norfolk, VA	1994 / 2024	56,052	100.0%	3,950,000	7.5%	6,400,000	736,056	7.6%
Southpark at Westgate	Durham, NC	1988 / 2024	60,541	66.1%	3,000,000	5.7%	7,700,000	547,729	5.7%
Total / Wtd. Avg.			846,765	80.0%	$53,000,000	100.0%	$115,200,000	$9,652,845	100.0%
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated between September 3, 2025 and October 6, 2025.

Major Tenants. The three largest tenants based on underwritten base rent are Health Plan Services, Inc. (“Health Plan Services”), Indivior, Inc. (“Indivior”) and Tanger Properties Limited Partnership (“Tanger Properties”).

Health Plan Services (79,415 square feet; 9.4% of net rentable area; 15.0% of underwritten base rent). Health Plan Services is a subsidiary of Wipro LLC (NYSE: WIT) and is a technology company that operates in the insurance industry as a partner in managing healthcare enrollment, billing, payments, and data reporting. Health Plan Services operates in 50 states, including Washington DC, and has approximately 4.1 million members under management with over 22 carrier partners. Health Plan Services has been a tenant at the One Independence property since September 2022 and has a current lease term through January 2030 with no renewal options remaining. Health Plan Services has the option to terminate its lease effective as of January 31, 2028, provided it gives the landlord 12 months written notice and pays an early termination fee. Health Plan Services parent entity, Wipro LLC, also leases 34,350 square feet at the One Independence property, giving a combined exposure of 13.4% of net rentable area and 21.5% of underwritten base rent.

Indivior (72,602 square feet; 8.6% of net rentable area; 9.6% of underwritten base rent). Indivior is a global pharmaceutical company, which develops medicines to treat opioid use disorder. Indivior employs over 1,000 individuals globally and offers its portfolio of products in over 30 countries. Indivior has been a tenant at The Fairfax Building property since December 2016 and has a current lease term through June 2028 with two, five-year renewal options. Indivior has the ongoing right to terminate its lease with respect to 8,303 square feet of its space provided it gives the landlord six months prior written notice accompanied by payment of an early termination fee.

Tanger Properties (45,918 square feet; 5.4% of net rentable area; 8.2% of underwritten base rent). Tanger Properties (NYSE: SJT) is an owner and operator of outlet and open-air retail shopping destinations, with over 44 years of expertise in the retail and outlet shopping industries. Tanger Properties’ portfolio consists of 38 outlet centers and three open-air lifestyle centers that comprise more than 16 million square feet located across 22 states and Canada. Tanger Properties operates its corporate headquarters out of the Signature Place

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

93

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 8 REVA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 46.0% 2.32x 18.2%

property and has been a tenant of such property since November 2016 with a current lease term through March 2028 with two, five-year renewal options and no termination options remaining.

The following table presents certain information relating to the largest tenants by underwritten base rent at the REVA Portfolio Properties:

Tenant Summary(1)
Tenant	Property	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Portfolio Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Portfolio U/W Base Rent	Lease Expiration	Term. Option (Y/N)	Renewal Option
Health Plan Services(3)	One Independence	NR/A-/A-	79,415	9.4%	$2,259,754	$28.46	15.0%	1/31/2030	Y(4)	N
Indivior	The Fairfax Building	NR/NR/NR	72,602	8.6%	1,451,269	$19.99	9.6%	6/30/2028	Y(5)	2 x 5 yr
Tanger Properties	Signature Place	Baa2/BBB-/BBB	45,918	5.4%	1,236,572	$26.93	8.2%	3/31/2028	N	2 x 5 yr
EmergeOrtho, Triad Region	Signature Place	NR/NR/NR	58,398	6.9%	1,226,358	$21.00	8.1%	8/31/2035	N	2 x 5 yr
Spectrum Sunshine State, LLC	Sabal 6	NR/NR/NR	51,768	6.1%	1,190,664	$23.00	7.9%	1/31/2031	N	2 x 5 yr
Universal City Development Partners, Ltd.	Universal Building	NR/NR/NR	63,000	7.4%	983,284	$15.61	6.5%	1/31/2030	N	2 x 5 yr
Wipro, LLC(3)	One Independence	NR/A-/A-	34,350	4.1%	977,429	$28.46	6.5%	1/31/2030	Y(6)	N
PRA Holding I, LLC	150 Corporate	Ba3/BBB-/NR	56,052	6.6%	966,897	$17.25	6.4%	12/31/2032	Y(7)	1 x 5 yr
Pennsylvania National Mutual Casualty Insurance Company	Signature Place	NR/NR/NR	32,910	3.9%	761,855	$23.15	5.1%	1/31/2029	N	2 x 5 yr
Central Carolina OB/GYN	Signature Place	NR/NR/NR	16,370	1.9%	442,809	$27.05	2.9%	3/31/2029	N	2 x 5 yr
Largest Tenants			510,783	60.3%	$11,496,891	$22.51	76.3%
Remaining Occupied			166,744	19.7%	3,579,218	$21.47	23.7%
Total Occupied			677,527	80.0%	$15,076,109	$22.25	100.0%
Vacant			169,238	20.0%
Total			846,765	100.0%
(1)	Based on the underwritten rent rolls dated between September 3, 2025 and October 6, 2025, and inclusive of $484,183 of contractual rent steps through July 1, 2026.
(2)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(3)	Health Plan Services and Wipro, LLC are affiliated tenants.
(4)	Health Plan Services has the option to terminate its lease effective as of January 31, 2028 provided it gives the landlord 12 months written notice of its election to exercise the termination option and pays an early termination fee.
(5)	Indivior has the ongoing right to terminate its lease with respect to 8,303 square feet of its space provided it gives the landlord six months prior written notice accompanied by payment of an early termination fee.
(6)	Wipro, LLC has the option to terminate its lease effective as of January 31, 2028 provided it gives the landlord 12 months written notice of its election to exercise the termination option and pays an early termination fee.
(7)	PRA Holding I, LLC has the one time right to cancel its lease, after December 31, 2030, provided it gives the landlord written notice no later than March 31, 2030, and pays an early termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

94

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 8 REVA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 46.0% 2.32x 18.2%

The following table presents certain information relating to the lease rollover schedule at the REVA Portfolio Properties based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM(2)(3)	7,483	0.9%	0.9%	$60,791	0.4%	$8.12	5
2026	19,076	2.3%	3.1%	$491,955	3.3%	$25.79	4
2027(4)	39,807	4.7%	7.8%	$962,269	6.4%	$24.17	7
2028	142,702	16.9%	24.7%	$3,008,468	20.0%	$21.08	5
2029	63,540	7.5%	32.2%	$1,582,616	10.5%	$24.91	4
2030	188,096	22.2%	54.4%	$4,432,446	29.4%	$23.56	5
2031	56,293	6.6%	61.1%	$1,291,476	8.6%	$22.94	2
2032	56,052	6.6%	67.7%	$966,897	6.4%	$17.25	1
2033	27,128	3.2%	70.9%	$605,628	4.0%	$22.32	2
2034	8,938	1.1%	71.9%	$225,445	1.5%	$25.22	2
2035	68,412	8.1%	80.0%	$1,448,118	9.6%	$21.17	2
2036 & Thereafter	0	0.0%	80.0%	$0	0.0%	$0.00	0
Vacant	169,238	20.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	846,765	100.0%		$15,076,109	100.0%	$22.25	39
(1)	Based on the underwritten rent rolls dated between September 3, 2025 and October 6, 2025, and inclusive of $484,183 of contractual rent steps through July 1, 2026. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.
(2)	2025 & MTM includes a license agreement to CBL – TRS Friendly Center 2023, LLC which occupies 0 SF at the Signature Place property and accounts for $6,000 in base rent. 2025 & MTM also includes an antenna lease to Alltel Communications of North Carolina Limited Partnership (Verizon) which occupies 0 SF at the Signature Place property and accounts for $0 in base rent.
(3)	2025 & MTM includes a month-to-month lease to Nature’s Table Franchise Co. which occupies 1,975 square feet at the One Independence property and accounts for $0 in base rent.
(4)	2027 includes an antenna lease to New Cingular Wireless PCS, LLC (AT&T) Mobility T Mobile Northeast, which occupies 0 square feet at the Signature Place property and accounts for $0 in base rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

95

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 8 REVA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 46.0% 2.32x 18.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the REVA Portfolio Properties:

Cash Flow Analysis(1)
	2022	2023(2)	2024(2)	TTM 7/31/2025	U/W	U/W Per SF
Base Rent	$15,346,065	$13,223,115	$15,075,091	$15,435,817	$14,591,926	$17.23
Contractual Rent Steps(3)	0	0	0	0	484,183	$0.57
Potential Income from Vacant Space	0	0	0	0	4,049,113	$4.78
Gross Potential Rent	$15,346,065	$13,223,115	$15,075,091	$15,435,817	$19,125,222	$22.59
Reimbursements	799,514	861,590	824,390	942,718	935,807	$1.11
Total Gross Income	$16,145,580	$14,084,706	$15,899,480	$16,378,535	$20,061,028	$23.69
Other Income(4)	$60,707	$108,621	$123,040	$35,401	$35,401	$0.04
(Vacancy / Credit Loss)	($2,325,463)	($244,695)	$0.00	$0.00	($4,049,113)	($4.78)
Effective Gross Income	$13,880,824	$13,948,631	$16,022,521	$16,413,936	$16,047,317	$18.95

Management Fee	416,741	418,700	480,676	492,418	481,419	$0.57
Real Estate Taxes	1,637,073	1,485,772	1,594,330	1,594,330	1,649,089	$1.95
Insurance	225,043	345,093	500,577	423,720	426,868	$0.50
Repairs & Maintenance	1,211,888	1,446,674	1,112,782	1,166,425	1,166,425	$1.38
Utilities	1,179,788	1,156,050	1,308,550	1,425,441	1,425,441	$1.68
Other Expenses(5)	983,643	1,149,053	1,237,024	1,245,229	1,245,229	$1.47
Total Expenses	$5,654,175	$6,001,342	$6,233,938	$6,347,563	$6,394,472	$7.55

Net Operating Income	$8,226,649	$7,947,289	$9,788,583	$10,066,373	$9,652,845	$11.40
Replacement Reserves	0	0	0	0	270,444	$0.32
Normalized TI/LC	0	0	0	0	0	$0.00
Net Cash Flow	$8,226,649	$7,947,289	$9,788,583	$10,066,373	$9,382,401	$11.08

Occupancy (%)	69.3%	82.7%	83.2%	80.0%(6)	79.8%(7)
NCF DSCR	2.03x	1.96x	2.42x	2.49x	2.32x
NOI Debt Yield	15.5%	15.0%	18.5%	19.0%	18.2%
(1)	Based on the underwritten rent rolls dated between September 3, 2025 and October 6, 2025.
(2)	The increase from 2023 Net Operating Income to 2024 Net Operating Income is primarily attributable to free rent burning off from the borrowers executing seven new leases, which account for $4,029,015 of underwritten base rent, from September 2022 to May 2023.
(3)	Contractual Rent Steps are inclusive of $484,183 of contractual rent steps through July 1, 2026.
(4)	Other Income is comprised of Satellite-Telecom Income from the property Signature Place, which currently has three roof tenants in-place. These tenants are affiliates of AT&T Mobility and Verizon.
(5)	Other Expenses include contract services and general and administrative expenses.
(6)	Represents most recent occupancy as of the underwritten rent rolls dated between September 3, 2025 and October 6, 2025.
(7)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

96

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 8 REVA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 46.0% 2.32x 18.2%

Appraisal. According to the appraisal, the REVA Portfolio Properties had an aggregate “as-is” appraised value of $115,200,000 as of the appraisals dated between April 9, 2025 and April 16, 2025, as shown in the table below.

REVA Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
Signature Place	$42,100,000	8.25%
One Independence	$20,100,000	8.50%
The Fairfax Building	$17,100,000	10.50%
Universal Building	$11,100,000	8.50%
Sabal 6	$10,700,000	9.00%
Southpark at Westgate	$7,700,000	9.00%
150 Corporate	$6,400,000	10.00%
Total/Wtd. Avg.	$115,200,000	8.87%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated between April 22, 2025 and April 23, 2025, there was a recognized environmental condition at the One Independence property relating to its inclusion in a Brownfields Redevelopment Area which was enrolled in the Florida Department of Environmental Protection Voluntary Cleanup Program. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The REVA Portfolio Properties are located across Florida (three properties, 39.7% of underwritten NOI), North Carolina (two properties, 32.6% of underwritten NOI), and Virginia (two properties, 27.7% of underwritten NOI).

The REVA Portfolio Properties are further located across seven separate submarkets, which are summarized below. The submarkets reported a weighted average vacancy rate of 9.7% and a weighted average asking rent of $25.43 per square foot compared to the REVA Portfolio Properties’ 20.0% vacancy rate and $21.70 weighted average underwritten base rent per square foot.

The following table presents information relating to submarkets for the REVA Portfolio Properties:

REVA Portfolio Submarkets
Property Name	Submarket(1)	NRA (Sq. Ft.)(2)	% of Total Portfolio NRA	Submarket Vacancy(1)	Submarket Rent(1)	Appraiser Concluded Market Rent(1)	U/W In-Place Base Rent per Sq. Ft.(2)	In-Place Vacancy(2)
Signature Place	NW Guilford County	299,035	35.3%	10.7%	$22.01	$17.24	$21.34	31.7%
One Independence	Westshore	115,740	13.7%	12.4%	$35.78	$26.87	$26.13	0.0%
The Fairfax Building	Southwest	152,396	18.0%	8.3%	$20.99	$20.68	$20.90	12.0%
Universal Building	Metro West	63,000	7.4%	6.1%	$26.02	$23.25	$15.15	0.0%
Sabal 6	East Tampa	100,001	11.8%	8.6%	$24.74	$27.74	$23.74	35.6%
150 Corporate	Central Norfolk	56,052	6.6%	6.6%	$20.17	$21.24	$17.28	0.0%
Southpark at Westgate	South Durham	60,541	7.1%	11.3%	$25.33	$28.68	$23.87	33.9%
Total / Wtd. Avg. (based on ALA)		846,765	100.0%	9.7%	$25.43	$22.40	$21.54	20.0%
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated between September 3, 2025 and October 6, 2025, and exclusive of rent steps.

The Borrowers and the Borrower Sponsors. The borrowers are Fairfax Rollup, LLC, Signature Place Rollup, LLC, RCF Southpark, LLC, Universal Springs, LLC and One Independence Springs, LLC, each a Delaware limited liability company, REVA Kay Sabal 6, LLC, a Florida limited liability company, and REVA Kay 150 Corporate, LLC, a Virginia limited liability company, each with one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the REVA Portfolio Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors are Stevens M. Sadler and RE Gain Investment Fund, LLC. Stevens has spent nearly 20 years in financial services and the investment banking field including projects in commercial real estate while part of Signet Bank’s Capital Markets Group. In 1998, Stevens founded Chesapeake Advisors, a real estate investment banking firm which raises capital for startup enterprises as well as organizing, operating and leading the companies. Stevens also serves as the chief executive officer of Allegiance, a commercial real estate asset management firm in Richmond, Virginia.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

97

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 8 REVA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 46.0% 2.32x 18.2%

Property Management. The REVA Portfolio Properties are managed by RE Gain Investment Fund, LLC, a borrower affiliated property management company.

Initial and Ongoing Reserves. At origination of the REVA Portfolio Mortgage Loan, the borrowers deposited approximately (i) $694,930 into a real estate taxes reserve (ii) $4,000,000 into a tenant improvements and leasing commissions reserve, (iii) $4,886,328 in an unfunded obligations reserve for tenant improvements allowances and (iv) $7,500 into a reserve for immediate repairs.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $138,986).

Insurance Reserve – At the option of the lender, if the liability or casualty insurance policy maintained by the borrowers covering the REVA Portfolio Properties do not constitute an approved blanket or umbrella policy pursuant to the REVA Portfolio Mortgage Loan documents, the borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies at least 30 days prior to the expiration thereof (initially estimated to be approximately $37,311).

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, approximately $22,537.

TI/LC Reserve – The borrowers are required to deposit into the tenant improvements and leasing commissions reserve, on a monthly basis, approximately $84,677, subject to a cap of $5,000,000.

Lockbox / Cash Management. The REVA Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account and thereafter are required to cause all rents and other sums received by the borrowers or the property manager, as applicable, to promptly be deposited into such lender-controlled lockbox account. Within five days after the first occurrence of a Trigger Period, the borrowers are required to deliver a notice to all tenants at the REVA Portfolio Properties directing them to remit rent and all other sums due under the applicable lease directly to the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the REVA Portfolio Mortgage Loan documents; and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the REVA Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the REVA Portfolio Mortgage Loan. Upon the cure of the applicable Trigger Period, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the REVA Portfolio Mortgage Loan documents, the lender may apply funds to the REVA Portfolio Mortgage Loan in such priority as it may determine.

“Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio being less than 1.40x (provided, however, that a Trigger Period pursuant to clause (ii) will not be deemed to exist if (and so long as) the Collateral Cure Conditions (as defined below) are satisfied) and (iii) the occurrence of a Specified Tenant Trigger Period (as defined below); and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default, (y) clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.45x for two consecutive calendar quarters and (z) clause (iii) above, a Specified Tenant Trigger Period ceasing to exist.

“Collateral Cure Conditions” will exist if and for so long as the borrowers deposit cash into an account with lender or deliver to lender a letter of credit which, in either case, will serve as additional collateral for the REVA Portfolio Mortgage Loan, in an amount equal to the amount of funds which, if the outstanding principal balance were reduced thereby, would cause the debt service coverage ratio to be equal to 1.45x (the “Collateral Deposit Amount”) and, thereafter, for so long as the borrowers elect to satisfy the Collateral Cure Conditions in order to avoid a Trigger Period on each one year anniversary of the date that the borrowers made such deposit (or delivered such letter of credit), the borrowers must deposit additional cash collateral in the amount of the Collateral Deposit Amount or increase the amount of the letter of credit by an amount equal to the Collateral Deposit Amount.

“Specified Tenant” means, as applicable, any tenant which, individually or when aggregated with other leases at the REVA Portfolio Mortgaged Property with the same tenant or its affiliate, accounts for (i) in the aggregate, 127,015 square feet or more of the gross leasable area at the REVA Portfolio Mortgaged Properties or (ii) in the aggregate, accounts for approximately $2,188,789 or more, annually, of the total rental income at the REVA Portfolio Mortgaged Properties.

“Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) the applicable Specified Tenant being in default under the applicable Specified Tenant lease, (ii) a Specified Tenant failing to be in actual, physical possession of the Specified Tenant space, or applicable portion thereof, failing to be open for business during customary hours and/or “going dark” in the Specified

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

98

Office – Suburban Various Various, Various	Collateral Asset Summary – Loan No. 8 REVA Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,000,000 46.0% 2.32x 18.2%

Tenant space, (iii) a Specified Tenant giving notice that it is terminating its lease for all or a material portion of the Specified Tenant space, or applicable portion thereof, (iv) any termination or cancellation of any Specified Tenant lease, including, without limitation, rejection in any bankruptcy or similar insolvency proceeding, and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant and (vi) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease as required under the terms of the REVA Portfolio Mortgage Loan documents and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (1) the satisfaction of the applicable Specified Tenant Cure Conditions (as defined below) or (2) the borrowers leasing the entire Specified Tenant space, or applicable portion thereof, pursuant to one or more leases for a minimum term of three years in accordance with the applicable terms and conditions of the REVA Portfolio Mortgage Loan documents, the applicable tenant(s) under such lease(s) being in actual, physical occupancy of the space demised, all contingencies to effectiveness having been satisfied thereunder, the lease has commenced and a rent commencement date has been established and, in lender’s judgment, the applicable Specified Tenant Excess Cash Flow Condition (as defined below) is satisfied.

“Specified Tenant Cure Conditions” means each of the following, as applicable, that the applicable Specified Tenant (i) has cured all events of default as defined under the applicable Specified Tenant lease and no other default under such Specified Tenant lease occurs for a period of three consecutive months following such cure, (ii) is in actual, physical possession of the Specified Tenant space (or applicable portion thereof), open for business during customary hours and not “dark” in the Specified Tenant space, or applicable portion thereof, (iii) has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) in the event the Specified Tenant Trigger Period is due to the applicable Specified Tenant’s failure to extend or renew the applicable Specified Tenant lease, has renewed or extended the applicable Specified Tenant lease in accordance with the terms of the REVA Portfolio Mortgage Loan documents and in lender’s judgment, the applicable Specified Tenant Excess Cash Flow Condition is satisfied, (v) is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to a final, non-appealable order of a court of competent jurisdiction and (vi) is paying full, unabated rent under the applicable Specified Tenant lease (or any free rent is deposited with the lender).

“Specified Tenant Excess Cash Flow Condition” means with respect to curing any Specified Tenant Trigger Period by (a) re-tenanting the applicable Specified Tenant space or (b) renewal/extension of any Specified Tenant lease, sufficient funds have been accumulated in the excess cash flow account (during the continuance of the subject Specified Tenant Trigger Period) to cover all anticipated leasing commissions, tenant improvement costs, tenant allowances, free rent periods, and/or rent abatement periods to be incurred in connection with any such re-tenanting or renewal/extension.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Provided that no event of default has occurred and is continuing under the REVA Portfolio Mortgage Loan documents, at any time after the date that is two years after the closing date of the Benchmark 2025-V18 securitization, and prior to October 6, 2030, the borrowers may deliver defeasance collateral and obtain the release of one or more individual REVA Portfolio Properties, provided that, among other conditions, (i) the portion of the REVA Portfolio Mortgage Loan that is defeased is in an amount equal to the greater of (a) 125% of the allocated loan amount for the individual REVA Portfolio Property or Properties being released and (b) the net sales proceeds applicable to such individual REVA Portfolio Property or Properties, (ii) the borrowers deliver a REMIC opinion and (iii) after giving effect to the release, (I) the debt service coverage ratio with respect to the remaining REVA Portfolio Properties is greater than the greater of (a) 2.29x and (b) the debt service coverage ratio for all of the individual REVA Portfolio Properties immediately prior to the release, (II) the debt yield with respect to the remaining REVA Portfolio Properties is greater than the greater of (a) 17.70% and (b) the debt yield for all of the individual REVA Portfolio Properties immediately prior to the release and (III) the loan-to-value ratio with respect to the remaining REVA Portfolio Properties is no greater than the lesser of (a) 46.01% and (b) the loan-to-value ratio for all of the individual REVA Portfolio Properties immediately prior to the release.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

99

Hospitality – Full Service 355 Santana Row San Jose, CA 95128	Collateral Asset Summary – Loan No. 9 Hotel Valencia Santana Row	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 53.2% 2.01x 16.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

100

Hospitality – Full Service 355 Santana Row San Jose, CA 95128	Collateral Asset Summary – Loan No. 9 Hotel Valencia Santana Row	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 53.2% 2.01x 16.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101

Hospitality – Full Service 355 Santana Row San Jose, CA 95128	Collateral Asset Summary – Loan No. 9 Hotel Valencia Santana Row	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 53.2% 2.01x 16.4%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Full Service
Borrower Sponsor(s):	Doyle A. Graham, Jr.	Collateral:	Leasehold
Borrower(s):	Santana Row Hotel Partners, L.P.	Location:	San Jose, CA
Original Balance:	$50,000,000	Year Built / Renovated:	2003 / 2014
Cut-off Date Balance:	$50,000,000	Property Management:	Hotel Valencia Corporation
% by Initial UPB:	3.8%	Size:	216 Rooms
Interest Rate:	6.97000%	Appraised Value / Per Room:	$94,000,000 / $435,185
Note Date:	September 30, 2025	Appraisal Date:	August 20, 2025
Original Term:	60 months	Occupancy:	65.0% (as of August 31, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	65.0%
Original Amortization:	NAP	Underwritten NOI:	$8,204,809
Interest Only Period:	60 months	Underwritten NCF:	$7,099,675
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$8,045,434 (TTM August 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$6,888,074
Call Protection:	L(24),DorYM1(29),O(7)	2023 NOI:	$5,743,651
Lockbox / Cash Management:	Springing / Springing	2022 NOI:	$6,927,611
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$231,481
Taxes:	$221,560	$31,651	NAP	Maturity Date Loan / Room:	$231,481
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	53.2%
FF&E:	$0	$92,094	NAP	Maturity Date LTV:	53.2%
Other(2):	$141,666	Springing	NAP	UW NOI DY:	16.4%
				UW NCF DSCR:	2.01x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$50,000,000	99.9%	Loan Payoff	$48,946,727	97.8%
Borrower Sponsor Equity	42,024	0.1	Closing Costs	732,071	1.5
			Upfront Reserves	363,227	0.7
Total Sources	$50,042,024	100.0%	Total Uses	$50,042,024	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Other Reserves are comprised of an initial ground rent reserve of approximately $141,666.

The Loan. The ninth largest mortgage loan (the “Hotel Valencia Santana Row Mortgage Loan”) is secured by the borrower’s leasehold interest in a 216-room, full service hotel located in San Jose, California (the “Hotel Valencia Santana Row Property”). The Hotel Valencia Santana Row Mortgage Loan is evidenced by one promissory note with an outstanding principal balance as of the Cut-off Date of $50,000,000. The Hotel Valencia Santana Row Mortgage Loan was originated on September 30, 2025 by Citi Real Estate Funding Inc. The Hotel Valencia Santana Row Mortgage Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 6.97000% per annum on an Actual/360 basis. The scheduled maturity date of the Hotel Valencia Santana Row Mortgage Loan is October 6, 2030.

The Property. The Hotel Valencia Santana Row Property is a five-story, 216-room, unflagged, full-service boutique hotel located in San Jose, California. The Hotel Valencia Santana Row Property was constructed within the master-planned Santana Row community of San Jose in 2003 and is comprised of floors three through seven of a seven story building that includes ground and second-level retail units. No portion of the retail units is collateral for the Hotel Valencia Santana Row Mortgage Loan. The Santana Row master-planned community is an upscale 42-acre, mixed-use urban village in West San Jose that integrates residential, retail, hospitality, office, and

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

102

Hospitality – Full Service 355 Santana Row San Jose, CA 95128	Collateral Asset Summary – Loan No. 9 Hotel Valencia Santana Row	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 53.2% 2.01x 16.4%

entertainment, featuring over 50 shops, approximately 30 restaurants, a movie theater, nine spas and salons, and a variety of residential units ranging from lofts and townhomes to villas, and the Hotel Valencia Santana Row Property. The Hotel Valencia Santana Row Property is the only hotel located within the Santana Row community and the borrower sponsor has a right of first negotiation on any proposed third-party hotel to be developed within the community.

The Hotel Valencia Santana Row Property contains 216 guestrooms, of which 17 are suites, with the remaining standard guestrooms with a configuration of either one king bed or two double beds. Amenities at the Hotel Valencia Santana Row Property include four food and beverage outlets, a year-round rooftop pool and jacuzzi, fitness center, concierge, 24-hour room service, and 4,000 square feet of meeting and event space. The Hotel Valencia Santana Row Property also features 106 valet parking spaces which are leased from a nearby parking garage in the Santana Row development. The food and beverage outlets are comprised of Oveja Negra, a 50-seat restaurant serving globally inspired tapas across breakfast, lunch and dinner, Vbar, a 50-seat cocktail lounge, the Terrace on Santana Row, an 80-seat open-air courtyard serving drinks and sharable small plates, and Cielo Rooftop Bar, a 40-seat rooftop bar that provides a view of the Santa Cruz Mountains.

The following table presents certain information relating to the estimated demand analysis as of the trailing twelve months ending August 2025 with respect to the Hotel Valencia Santana Row Property based on market segmentation, as provided by a third-party market research report:

Demand Segmentation(1)
Property	Rooms	Transient	Group
Hotel Valencia Santana Row	216	67.9%	32.1%
(1)	Source: Third-party hospitality research report.

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the Hotel Valencia Santana Row Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Hotel Valencia Santana Row (2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2021	53.7%	$233.69	$125.48	39.6%	$133.64	$52.95	135.5%	174.9%	237.0%
2022	58.2%	$344.85	$200.69	51.3%	$205.78	$105.54	113.5%	167.6%	190.2%
2023	59.3%	$345.38	$204.65	51.2%	$216.31	$110.85	115.6%	159.7%	184.6%
2024	60.9%	$366.57	$223.40	65.0%	$229.02	$148.91	93.7%	160.1%	150.0%
TTM 8/31/2025	65.0%	$365.32	$237.50	68.0%	$233.04	$158.37	95.7%	156.8%	150.0%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Hotel Valencia Santana Row Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Hotel Valencia Santana Row Property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set includes The Westin San Jose, aloft San Jose Cupertino, San Jose Marriott, Signia by Hilton San Jose, Juniper Hotel Cupertino Curio Collection by Hilton, Hilton Garden Inn Cupertino, Hayes Mansion San Jose, Curio Collection by Hilton, Hyatt Regency Santa Clara.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

103

Hospitality – Full Service 355 Santana Row San Jose, CA 95128	Collateral Asset Summary – Loan No. 9 Hotel Valencia Santana Row	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 53.2% 2.01x 16.4%

The following table presents certain information relating to the operating history and underwritten cash flows of the Hotel Valencia Santana Row Property:

Cash Flow Analysis
	2019	2020	2021	2022	2023	2024	TTM 8/31/2025	UW	UW Per Room(1)
Occupancy (%)	83.0%	30.8%	53.7%	58.2%	59.3%	60.9%	65.0%	65.0%
ADR	$298.95	$235.89	$233.69	$344.85	$345.38	$366.57	$365.32	$365.32
RevPar	$248.04	$72.56	$125.48	$200.69	$204.65	$223.40	$237.50	$237.50

Rooms Revenue	$19,465,032	$5,709,794	$9,847,403	$15,749,457	$16,134,951	$17,661,175	$18,724,368	$18,724,368	$86,686.89
Food & Beverage Revenue	7,506,344	1,736,441	4,204,040	7,188,054	7,614,560	8,309,121	8,212,596	8,212,596	$38,021.28
Other Revenue(2)	809,639	276,907	554,501	844,166	745,944	932,016	1,163,086	1,163,086	$5,384.66
Total Revenue	$27,781,014	$7,723,142	$14,605,944	$23,781,677	$24,495,455	$26,902,311	$28,100,049	$28,100,049	$130,092.82

Rooms Expense	$4,682,006	$1,789,261	$2,148,524	$3,715,615	$4,407,416	$4,652,935	$4,687,655	$4,687,655	$21,702.11
Food & Beverage Expense	4,569,592	1,696,949	2,542,783	4,552,912	5,279,949	5,568,755	5,254,246	5,254,246	$24,325.21
Other Departmental Expenses(3)	383,993	117,271	220,579	370,105	359,568	385,664	401,316	401,316	$1,857.94
Departmental Expenses	$9,635,591	$3,603,481	$4,911,887	$8,638,631	$10,046,932	$10,607,353	$10,343,217	$10,343,217	$47,885.26

Departmental Profit	$18,145,424	$4,119,661	$9,694,058	$15,143,046	$14,448,523	$16,294,958	$17,756,832	$17,756,832	$82,207.55

Management Fee	$833,430	$231,694	$438,178	$713,450	$734,864	$807,069	$843,001	$843,001	$3,902.78
Administrative & General	$2,352,094	$1,067,432	$1,358,253	$2,039,091	$2,167,115	$2,306,270	$2,319,238	$2,319,238	$10,737.21
Marketing and Franchise Fee	1,444,266	906,724	776,179	1,386,509	1,451,368	1,863,765	2,039,105	2,039,105	$9,440.30
Other Undistributed Expenses(4)	1,657,073	1,144,847	1,180,539	1,819,305	1,953,939	1,946,542	1,861,723	1,861,723	$8,619.09
Total Undistributed Expenses	$6,286,864	$3,350,697	$3,753,149	$5,958,355	$6,307,285	$6,923,647	$7,063,067	$7,063,067	$32,699.38

Real Estate Taxes	$360,409	$345,406	$358,692	$353,300	$358,746	$328,665	$351,818	$361,731	$1,674.68
Property Insurance	260,649	308,271	341,804	379,914	422,061	496,149	536,332	288,459	$1,335.46
Equipment Leases	52,431	52,546	53,480	62,110	64,974	65,975	69,424	69,865	$323.45
Ground Rent	1,880,587	1,028,942	1,175,488	1,461,756	1,551,805	1,592,447	1,690,757	1,768,901	$8,189.36
Net Operating Income	$9,304,484	($966,201)	$4,011,443	$6,927,611	$5,743,651	$6,888,074	$8,045,434	$8,204,809	$37,985.22

FF&E	$1,093,630	$304,030	$574,430	$935,298	$963,370	$1,058,028	$1,105,133	$1,105,133	$5,116.36
Net Cash Flow	$8,210,853	($1,270,231)	$3,437,013	$5,992,313	$4,780,281	$5,830,046	$6,940,300	$7,099,675	$32,868.87

NCF DSCR	2.32x	-0.36x	0.97x	1.70x	1.35x	1.65x	1.96x	2.01x
NOI Debt Yield	18.6%	-1.9%	8.0%	13.9%	11.5%	13.8%	16.1%	16.4%
(1)	Per Room values are based on 216 rooms.
(2)	Other Revenue includes valet parking revenue, minibar, service charges, and banquet service charges attrition penalties (room/food), cancelation penalties, and vending machine income.
(3)	Other Departmental Expenses includes valet services, employee benefits, and other miscellaneous expenses.
(4)	Other Undistributed Expenses include operations and maintenance, heat, power, and light, and information and telecom expenses.

Appraisal. According to the appraisal, the Hotel Valencia Santana Row Property had an “as-is” appraised value of $94,000,000 as of August 20, 2025. The table below shows the appraisal’s “as-is” conclusions.

Hotel Valencia Santana Row Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Hotel Valencia Santana Row	$94,000,000	8.65%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

104

Hospitality – Full Service 355 Santana Row San Jose, CA 95128	Collateral Asset Summary – Loan No. 9 Hotel Valencia Santana Row	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 53.2% 2.01x 16.4%

Environmental. According to the Phase I environmental assessment dated September 2, 2025, there was a controlled recognized environmental condition at the Hotel Valencia Santana Row Property relating to contaminated soils left in place with engineering and institutional controls. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Hotel Valencia Santana Row Property is located at 355 Santana Row in San Jose, California and is part of the Santana Row master-planned community. The primary demand driver for the Hotel Valencia Santana Row Property is its central positioning in Santana Row, providing access to an upscale mixed-use district with shopping, dining, and entertainment offerings. Furthermore, according to the appraisal, the Hotel Valencia Santana Row benefits from corporate and leisure demand generators in the surrounding area that draw demand from tech and professional tenants like Splunk, NetApp, Experian, and AvalonBay, as well as high-foot-traffic leisure assets such as Westfield Valley Fair mall and the Winchester Mystery House. The appraisal also identified ABB Incorporated, Adobe World Headquarters, Cisco Systems, Dell, eBay Incorporated and Lockheed Martin, Tesla HQ, Santa Clara University, and San Jose State University as commercial demand generators within the broader San Jose market.

The following table presents certain information relating to the competitive set of the Hotel Valencia Santana Row Property:

Competitive Set(1)
Property	Number of Rooms	Year Built	Estimated 2024 Occupancy	Estimated 2024 ADR	Estimated 2024 RevPAR
Hotel Valencia Santana Row(2)	216	2003	60.9%	$366.57	$223.40
The Westin San Jose	171	1926	50% - 55%	$160 - $165	$85 - $90
aloft San Jose Cupertino	80	2001	65% - 70%	$150 - $155	$95 - $100
San Jose Marriott	513	2003	70% - 75%	$165 - $170	$115 - $120
Signia by Hilton San Jose	541	1987	60% - 65%	$160 - $165	$100 - $105
Juniper Hotel Cupertino Curio Collection by Hilton	224	2002	75% - 80%	$145 - $150	$110 - $115
Hilton Garden Inn Cupertino	164	1998	60% - 65%	$150 - $155	$95 - $100
Hayes Mansion San Jose, Curio Collection by Hilton	214	1905	50% - 55%	$145 - $150	$75 - $80
Hyatt Regency Santa Clara	505	1986	65% - 70%	$160 - $165	$105 - $1110
Total Avg. Competitive Set			65.0%	$159.00	$103.00
(1)	Source: Appraisal. Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Hotel Valencia Santana Row Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Based on the underwritten cash flow.

The Borrower and the Borrower Sponsor. The borrower is Santana Row Hotel Partners, L.P., a Texas limited partnership and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hotel Valencia Santana Row Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Doyle A. Graham, Jr., founder, president and chief executive officer of Valencia Hotel Group, a privately held real estate firm focused on the acquisition, development and management of hotel properties. The Valencia Hotel Group’s portfolio includes the Valencia Hotel Collection, which consists of seven owned and managed independent boutique properties located across Texas and California.

Property Management. The Hotel Valencia Santana Row Property is managed by Hotel Valencia Corporation, a borrower affiliated management company.

Initial and Ongoing Reserves. At origination of the Hotel Valencia Santana Row Mortgage Loan, the borrower deposited approximately (i) $221,560 into a real estate tax reserve account and (ii) $141,666 into a ground rent reserve.

Tax Escrows – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $31,651) less the amount of any funds to be allocated to the tax reserve from the cash management account if in place on such monthly payment date and the amounts otherwise existing in the tax reserve on such monthly payment date.

Insurance Reserve – At the lender’s option, if the liability or casualty policy maintained by the borrower is not an approved blanket or umbrella policy, or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies less the amount of any funds to be allocated to the insurance reserve from the cash management account if in place on such monthly payment date and the amounts otherwise existing in the insurance reserve on such monthly payment date. At origination of the Hotel Valencia Santana Row Mortgage Loan, an acceptable blanket policy was in place.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

105

Hospitality – Full Service 355 Santana Row San Jose, CA 95128	Collateral Asset Summary – Loan No. 9 Hotel Valencia Santana Row	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 53.2% 2.01x 16.4%

Ground Rent Reserve – The borrower is required to deposit into a ground rent reserve, on a monthly basis, an amount equal to a pro rata portion of the ground rent due under the ground lease such that the full amount of ground rent is on deposit in such reserve no later than 30 days prior to the applicable due date. However, the borrower is not required to make deposits to the ground rent reserve if (i) no event of default has occurred and is continuing, (ii) the borrower delivers evidence reasonably acceptable to the lender that the ground rent is paid on or prior to the applicable due date in accordance with the ground lease and (iii) the borrower maintains on deposit in the ground rent reserve an amount equivalent to one payment of ground rent then due and owing in relation to the Hotel Valencia Santana Row Property.

FF&E Reserve – The borrower is required to deposit into a furniture, fixtures and equipment (“FF&E”) reserve, on a monthly basis, an amount equal to the greater of (i) the FF&E Payment (as defined below), and (ii) the amount of the deposit (if any) on account of FF&E under the Franchise Agreement (as defined below), if any is entered into. The “FF&E Payment” means with respect to each monthly payment date, an amount equal to 1/12th of 4.0% of the annual gross revenues for the hotel related operations at the Hotel Valencia Santana Row Property for the immediately preceding calendar year as reasonably determined by lender. The initial monthly FF&E Payment was determined to be approximately $92,094.

“Franchise Agreement” means any franchise, trademark and license agreement with respect to the Hotel Valencia Santana Row Property with a qualified franchisor containing all applicable hotel operating agreements which is reasonably approved by lender in writing (which such approval, to the extent required, may be conditioned upon lender's receipt of a rating agency confirmation with respect to such agreement) (“Qualified Franchise Agreement”), if any, required pursuant to the Hotel Valencia Santana Row Mortgage loan documents and entered into subsequent to the origination date in accordance with the terms and provisions of Hotel Valencia Santana Row Mortgage loan documents. As of the origination date, a Franchise Agreement does not exist with respect to the Hotel Valencia Santana Row Property and a Qualified Franchise Agreement is not required with respect to the Hotel Valencia Santana Row Property.

PIP Reserve – The borrower is required to deposit into a property improvement plan (“PIP”) reserve an amount equal to 125% of the costs of the related PIP work as estimated by the lender in its reasonable discretion (A) in the case of any new Franchise Agreement, on or prior to the date such Franchise Agreement is executed and delivered and (B) in the case of any then existing or renewal Franchise Agreement, prior to the effective date that any PIP is imposed.

As of the origination date, there is no Franchise Agreement in place.

Lockbox / Cash Management. The Hotel Valencia Santana Row Mortgage Loan is structured with a springing lockbox and springing cash management. Within 30 days (subject to extension to 60 days if the borrower is unable to complete the required actions within 30 days) of (i) a Trigger Period (as defined below) or (ii) the debt service coverage ratio being less than 1.50x (a “Restricted Account Trigger Event”), the borrower is required to establish a lender-controlled lockbox account into which the borrower is required to deposit, or cause to be deposited, all revenue generated by the Hotel Valencia Santana Row Property. Within five days of the first occurrence of a Restricted Account Trigger Event, the borrower is required to deliver direction letters to (i) all tenants occupying space in the Hotel Valencia Santana Row Property directing them to pay to the lender-controlled lockbox account all rent and other sums due under the lease to which they are a party and (ii) each of the credit card companies or credit card clearing banks with which the borrower or property manager has entered into a merchant’s or other credit card agreement directing them to pay to the lender-controlled lockbox account all payments which would otherwise be paid to the borrower or property manager under the applicable credit card processing agreement. In addition, the borrower and property manager are required to immediately deposit all revenue from the Hotel Valencia Santana Row Property received by them into the lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists, in which case, at the lender’s election, all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Hotel Valencia Santana Row Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Hotel Valencia Santana Row Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Hotel Valencia Santana Row Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no event of default exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Hotel Valencia Santana Row Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means the period commencing on the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.35x (provided, however, no Trigger Period will be deemed to exist pursuant to this clause (ii) during any period that the Collateral Cure Conditions (as defined below) are satisfied), (iii) the occurrence of a Franchise Agreement Trigger Period (as defined below), (iv) if a Franchise Renewal Event (defined below) does not occur on or before the date which is six months prior to the expiration of the then applicable term of any Franchise Agreement then in effect (a “Franchise Renewal Trigger Event”) and (v) the occurrence of a property manager bankruptcy event; and expiring upon (v) with respect to clause (i) above, the cure of the applicable event of default, (w) with respect to clause (ii) above, the debt service coverage ratio remaining at or above 1.40x for

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

106

Hospitality – Full Service 355 Santana Row San Jose, CA 95128	Collateral Asset Summary – Loan No. 9 Hotel Valencia Santana Row	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 53.2% 2.01x 16.4%

two consecutive calendar quarters, (x) with respect to clause (iii) above, the cure of the applicable Franchise Agreement Trigger Period, (y) with respect to clause (iv) above, the occurrence of a Franchise Renewal Event and (z) with respect to clause (v) above, the borrower’s replacement of the applicable property manager with a property manager and a management agreement each approved by the lender.

“Collateral Cure Conditions” exist if and for so long as the borrower deposits cash into an account with the lender or delivers to the lender a letter of credit which, in either case, will serve as additional collateral for the Hotel Valencia Santana Row Mortgage Loan, in an amount equal to $1,236,691 (the "Collateral Deposit Amount") and, thereafter, for so long as the borrower elects to satisfy the Collateral Cure Conditions in order to avoid a Trigger Period, as of the end of each calendar quarter after the one year anniversary of the date that borrower made said deposit (or delivered said letter of credit), the borrower deposits additional cash collateral or increases the amount of the letter of credit in an amount equal to 1/4 of the Collateral Deposit Amount.

A “Franchise Agreement Trigger Period” means a period (A) commencing upon the first to occur of any of the following: (i) the borrower being in default under the Franchise Agreement beyond any applicable notice and cure periods, (ii) the borrower or franchisor giving notice that it is terminating the Franchise Agreement, (iii) any termination or cancellation or expiration of the Franchise Agreement (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding of the franchisor), (iv) any bankruptcy or insolvency of the franchisor, (v) the Hotel Valencia Santana Row Property failing to be operated, “flagged” and/or branded pursuant to the Franchise Agreement and (vi) any permit applicable to the Franchise Agreement ceasing to be in full force and effect; and (B) expiring upon the lender’s receipt of evidence reasonably acceptable to the lender of (a) the satisfaction of the Franchise Agreement Cure Conditions (as defined below) or (b) the branding, “flagging” and operation of the Hotel Valencia Santana Row Property pursuant to a Qualified Franchise Agreement entered into in accordance with the Hotel Valencia Santana Row Mortgage Loan documents.

“Franchise Renewal Event” means, in connection with any Franchise Renewal Trigger Event, an event which will occur upon the lender's receipt of evidence reasonably acceptable to the lender (which such evidence will include, without limitation, a duly executed estoppel certificate from the applicable franchisor) that (i) the related Franchise Agreement has been extended or a replacement Qualified Franchise Agreement has been entered into, in each case, for a term expiring no earlier than three years after the maturity date of the Hotel Valencia Santana Row Mortgage Loan and otherwise in accordance with the applicable terms and conditions of the Hotel Valencia Santana Row Mortgage Loan documents, (ii) such Franchise Agreement (as so extended) or such replacement Qualified Franchise Agreement, as applicable, is in full force and effect with no defaults thereunder and (iii) to the extent a PIP is required in connection with the foregoing, the corresponding PIP deposit has been deposited in the PIP reserve.

“Franchise Agreement Cure Conditions” means each of the following: (i) the borrower has cured all defaults (if any) under the Franchise Agreement to the satisfaction of the applicable franchisor, (ii) the borrower and the applicable franchisor have re-affirmed the Franchise Agreement as being in full force and effect, (iii) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable franchisor or Franchise Agreement (if any), such franchisor is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed such Franchise Agreement pursuant to a final, non-appealable order of a court of competent jurisdiction, (iv) the Hotel Valencia Santana Row Property continues to be operated, “flagged” or branded pursuant to the Franchise Agreement, and (v) all permits applicable to the related Franchise Agreement are in full force and effect.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. The borrower’s interest in the Hotel Valencia Santana Row Property is a leasehold interest in an air rights lease between the borrower and the owner of the first two floors of the building in which the Hotel Valencia Santana Row Property is located, covering a defined vertical segment of the improvements located above the second floor of such building (the “Air Rights Lease”). The Air Rights Lease expires March 20, 2100, with no extension options. The Air Rights Lease, together with a declaration between the borrower and the fee owner, provides for nonexclusive easements on, over, across and through jointly used elements, including hotel access through a common area in the retail building, and regulates common area access and maintenance costs. The retail building and the Hotel Valencia Santana Row Property represent separate tax parcels.

The annual rent payable by the borrower under the Air Rights Lease consists of four components: (1) base rent, (2) percentage rent, (3) supplemental percentage rent, and (4) parking rent.

The annual base rent is currently $1,269,668.28. Base rent increases every five years of the remaining term to an amount equal to the greater of 112% of the prior base rent and 80% of the annual average of the sum of the base rent and percentage rent paid for the immediately preceding three years. The next base rent increase is scheduled to occur on May 1, 2028.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

107

Hospitality – Full Service 355 Santana Row San Jose, CA 95128	Collateral Asset Summary – Loan No. 9 Hotel Valencia Santana Row	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 53.2% 2.01x 16.4%

Percentage rent equals (i) 11.74% of the amount by which the gross room revenues exceed the gross room revenue threshold during any lease year and (ii) from and after the date upon which the gross room revenues exceed the gross room revenue threshold, an amount equal to 5.87% of other gross revenue for the remainder of such lease year. The gross room revenue threshold is currently $28,214,852. The gross room revenue threshold is adjusted every five years, with the next adjustment to take place on May 1, 2028, by dividing the adjusted minimum base rent then in effect by 4.5%. The ground lessor has represented that the percentage rent payable by the borrower for the lease year ending April 30, 2025 was $0.

Supplemental percentage rent equals 7.63% of the amount by which gross rooms revenues exceed the supplemental gross revenue threshold. The supplemental gross revenue threshold is currently $14,751,744. The supplemental gross room revenue threshold is a adjusted every five years, with the next adjustment to take place on May 1, 2028, by multiplying the supplemental gross room revenue threshold in effect during the immediately preceding lease year by 112%. The ground lessor has represented that supplemental percentage rent payable for the lease year ending April 30, 2025 was $365,907.42.

Parking rent equals 15% of the gross income received from parking rents or valet parking revenue. The ground lessor has represented that parking rent payable for the lease year ending April 30, 2025 was $64,422.05.

Ground rent was underwritten to the average of the estimated ground rent expense over the term of the Hotel Valencia Santana Row Mortgage Loan (based on assumptions regarding the various types of hotel revenues and the rent reset in 2028) which equates to approximately $1,768,901.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

108

Multifamily – Garden 4676 Albany Post Road Hyde Park, NY 12538	Collateral Asset Summary – Loan No. 10 Royal Ledges Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 67.9% 1.28x 8.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

109

Multifamily – Garden 4676 Albany Post Road Hyde Park, NY 12538	Collateral Asset Summary – Loan No. 10 Royal Ledges Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 67.9% 1.28x 8.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

110

Multifamily – Garden 4676 Albany Post Road Hyde Park, NY 12538	Collateral Asset Summary – Loan No. 10 Royal Ledges Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 67.9% 1.28x 8.4%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Garden
Borrower Sponsor(s):	Shalom Schwartz and Yakov Eisenbach	Collateral:	Fee
Borrower(s):	The Royal Ledges LLC	Location:	Hyde Park, NY
Original Balance:	$50,000,000	Year Built / Renovated:	1974 / 2018
Cut-off Date Balance:	$50,000,000	Property Management:	Lexington Properties NJ LLC
% by Initial UPB:	3.8%	Size:	272 Units
Interest Rate:	6.41400%	Appraised Value / Per Unit:	$73,600,000 / $270,588
Note Date:	September 30, 2025	Appraisal Date:	July 24, 2025
Original Term:	60 months	Occupancy:	96.7% (as of August 31, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$4,222,265
Interest Only Period:	60 months	Underwritten NCF:	$4,154,265
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$4,045,424 (TTM August 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$4,051,773
Call Protection:	L(24),DorYM2(29),O(7)	2023 NOI:	$3,441,437
Lockbox / Cash Management:	Soft / Springing	2022 NOI:	$3,042,575
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$183,824
Taxes(2):	$0	$75,000	NAP	Maturity Date Loan / Unit:	$183,824
Insurance:	$207,925	$17,790	NAP	Cut-off Date LTV:	67.9%
Replacement Reserves:	$0	$5,667	NAP	Maturity Date LTV:	67.9%
TI/LC:	$0	$0	NAP	UW NOI DY:	8.4%
Deferred Maintenance:	$22,283	$0	NAP	UW NCF DSCR:	1.28x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$50,000,000	99.2%	Loan Payoff	$48,432,042	96.1%
Sponsor Equity	390,868	0.8	Closing Costs(3)	1,728,618	3.4
			Upfront Reserves	230,207	0.5
Total Sources	$50,390,868	100.0%	Total Uses	$50,390,868	100.0%
(1)	See “Initial and Ongoing Reserves” below.
(2)	The taxes reserve is $75,000 for the first three payment dates, $45,000 monthly through 2026, and thereafter 1/12th of the annual amount.
(3)	Includes $500,000 rate buydown fee.

The Loan. The 10th largest mortgage loan (the “Royal Ledges Apartments Mortgage Loan”) is secured by the borrower’s fee simple interest in a 272-unit, 20 building, garden style multifamily property located in Hyde Park, New York (the “Royal Ledges Apartments Property”). The Royal Ledges Apartments Mortgage Loan is evidenced by a promissory note with an outstanding principal balance as of the Cut-off Date of $50,000,000. The Royal Ledges Apartments Mortgage Loan was originated on September 30, 2025 by DBR Investments Co. Limited and accrues interest at a fixed rate of 6.41400% per annum. The Royal Ledges Apartments Mortgage Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the Royal Ledges Apartments Mortgage Loan is October 6, 2030.

The Property. Royal Ledges Apartments Property is a 272-unit, garden-style multifamily property located at 4676 Albany Post Road in Hyde Park, New York. Constructed in 1974 and renovated in 2018, the Royal Ledges Property is comprised of nineteen two-story residential buildings and a clubhouse. The Royal Ledges Property is situated on an 8.75-acre site in Dutchess County and offers a mix of one-, two-, and three-bedroom residences, with average unit sizes of 824 square feet. The Royal Ledges Apartments Property features an amenity package that includes a swimming pool, fitness center, clubhouse, two playgrounds, picnic areas, two dog parks, a sport

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

111

Multifamily – Garden 4676 Albany Post Road Hyde Park, NY 12538	Collateral Asset Summary – Loan No. 10 Royal Ledges Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 67.9% 1.28x 8.4%

court, a pond, and 544 surface parking spaces (2.0 spaces per unit). Residences offer private entrances in townhouse-style layouts or interior hallways and stairwells, and most units include a balcony or patio, dishwasher, walk-in closets, and access to common laundry facilities. Since 2018, approximately 91.9% of units have been renovated, with upgrades ranging from full renovations—including new kitchens with stainless steel appliances and stone countertops, new bathrooms, flooring, lighting, and sheetrock—to partial renovations with updated finishes and appliances. The Royal Ledges Apartments Property also includes 4,950 square feet of commercial office space located on the second floor of the clubhouse, which is 100% leased to two tenants.

The Royal Ledges Apartments Property is currently 96.7% occupied as of August 31, 2025, with average in-place rents of $1,822 per unit per month. The unit mix includes 117 one-bedroom/one-bath units, 98 two-bedroom/one-bath units, 39 two-bedroom/two-bath units, and 18 three-bedroom/two-bath units. Average unit sizes range from 738 to 1,239 square feet. The Royal Ledges Apartments Property’s tenant base is primarily comprised of families and professionals working in the Hudson Valley, with a significant number employed in healthcare, education, and local institutions such as Vassar Hospital, Marist College, and the Culinary Institute of America. Tenants of 25 units receive Section 8 housing voucher rental assistance.

Following the 2018 acquisition, the borrower invested nearly $12 million in capital improvements, including renovations to 250 units, redevelopment of five additional units, and upgrades to the office building and amenities. Located directly on U.S. Route 9, The Royal Ledges Apartments Property offers residents convenient access to major transportation corridors, including U.S. Routes 44 and 9W, and State Route 55. The Royal Ledges Apartments Property is a short drive from the Poughkeepsie train station, providing direct commuter rail service to New York City in under two hours. Daily essentials are within walking distance at the nearby Hyde Park Mall, and residents enjoy proximity to riverfront parks, hiking trails, and the cultural and educational amenities of the Hudson Valley.

The following table presents certain information relating to the unit mix at the Royal Ledges Apartments Property:

Royal Ledges Apartments Unit Mix(1)
Property Name	# of Units	% of Total Units	Occupied Units	Occupancy (%)	Average Unit Size (SF)	Average Underwritten Monthly Rent per Unit(2)
1BR / 1 BA	117	43.0%	112	95.7%	738	$1,629
2 BR/1 BA	98	36.0%	95	96.9%	772	$1,832
2 BR/2 BA	39	14.3%	39	100.0%	1,025	$2,131
3 BR/2 BA	18	6.6%	17	94.4%	1,239	$2,351
Total/ Wtd. Avg	272	100.0%	263	96.7%	824	$1,822
(1)	Based on the underwritten rent roll dated August 31, 2025.
(2)	Average Underwritten Monthly Rent per Unit is based on occupied units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

112

Multifamily – Garden 4676 Albany Post Road Hyde Park, NY 12538	Collateral Asset Summary – Loan No. 10 Royal Ledges Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 67.9% 1.28x 8.4%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Royal Ledges Apartments Property:

Royal Ledges Apartments Cash Flow Analysis(1)
	2022	2023	2024	TTM 8/31/2025	U/W	U/W Per Unit
Gross Potential Rent	$4,651,122	$4,925,191	$5,400,672	$5,532,003	$5,946,510	$21,862.17
Vacancy	0	0	0	0	(297,325)	($1,093.11)
Concessions	0	0	0	(35,998)	0	$0.00
Net Rental Income	$4,651,122	$4,925,191	$5,400,672	$5,496,006	$5,649,184	$20,769.06
Commercial Income	0	0	0	83,200	100,320	$368.82
Other Income	167,575	196,772	202,825	175,644	175,644	$645.75
Effective Gross Income	$4,818,697	$5,121,963	$5,603,497	$5,754,850	$5,925,149	$21,783.63

Real Estate Taxes	464,619	493,463	460,356	471,547	511,112	$1,879.09
Insurance	141,035	153,532	200,790	200,790	207,264	$762.00
Other Expenses(2)	1,170,468	1,033,531	890,578	1,037,090	984,508	$3,619.51
Total Expenses	$1,776,122	$1,680,526	$1,551,724	$1,709,426	$1,702,884	$6,260.60

Net Operating Income	$3,042,575	$3,441,437	$4,051,773	$4,045,424	$4,222,265	$15,523.03
Capital Reserve	0	0	0	0	68,000	$250.00
Net Cash Flow	$3,042,575	$3,441,437	$4,051,773	$4,045,424	$4,154,265	$15,273.03

Occupancy	NAV	95.0%	97.1%	96.7%(3)	95.0%(4)
NCF DSCR	0.94x	1.06x	1.25x	1.24x	1.28x
NOI Debt Yield	6.1%	6.9%	8.1%	8.1%	8.4%
(1)	Based on the underwritten rent roll dated August 31, 2025.
(2)	Other Expenses include utilities, repairs and maintenance, management fees, payroll and benefits, and general and administrative expenses.
(3)	Reflects the occupancy based on the underwritten rent roll dated August 31, 2025.
(4)	Represents economic occupancy.

Appraisal. The appraisal concluded to an “As-Is” value of the Royal Ledges Apartments of $73,600,000.

Royal Ledges Apartments Appraised Value(1)
Property	Value	Capitalization Rate
Royal Ledges Apartments	$73,600,000	5.75%
(1)	Source: Appraisal.

Environmental Matters. The Phase I environmental report dated September 3, 2025, identified no recognized environmental conditions at the Royal Ledges Apartments Property.

The Market. The Royal Ledges Apartments Property is located in Hyde Park, New York. According to the appraisal, Hyde Park, located in Dutchess County, is part of the broader Poughkeepsie–Middletown multifamily market and benefits from its location along major transportation corridors, including U.S. Route 9 and Route 44. The town is situated within the Hudson Valley region, offering convenient access to regional employment centers, higher education institutions, and healthcare systems. The market is supported by the presence of several prominent colleges, including Marist College, Vassar College, and Dutchess Community College.

The area’s average household income within a 5-mile radius of the Royal Ledges Apartment Property is approximately $127,751, with a median household income of $97,866. As of the second quarter of 2025, average asking rents for multifamily units in the Poughkeepsie–Middletown area are approximately $1,836 per month. The Poughkeepsie–Middletown submarket reported a year-over-year rent growth of 0.5% and average market rents that remain competitive within the region. Vacancy rates in the submarket remain low at 2.9%, with the competitive set averaging 1.5% vacancy and the Royal Ledges Apartments Property reporting a current occupancy of 96.7%. This occupancy is supported by limited new supply, steady absorption of new units, and continued demand from the region’s education, healthcare, and government sectors.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

113

Multifamily – Garden 4676 Albany Post Road Hyde Park, NY 12538	Collateral Asset Summary – Loan No. 10 Royal Ledges Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 67.9% 1.28x 8.4%

The following table presents certain information relating to comparable multifamily properties to the Royal Ledges Apartments Property:

Multifamily Rent Comparables(1)
Property Name / Address	Type	Year Built / Renovated	Number of Units	Occupancy	Average Unit Size	Average Rent Per Unit
Royal Ledges Apartments(2) 4676 Albany Post Road Hyde Park, NY	Garden	1974 / 2018	272	96.7%	824 SF	$1,822
Hyde Park Heights 107 East Market Street Hyde Park, NY	Garden	1962 / NAV	132	97.7%	709 SF	$1,926
The Hyde Park Estates 8 Springwood Circle Hyde Park, NY	Garden	1952 / NAV	70	100.0%	598 SF	$1,767
Partbridge Gardens 29 Partbridge Hill Poughkeepsie, NY	Garden	1966 / NAV	60	96.7%	976 SF	$1,713
Royal Cove at Poughkeepsie 134 Innis Avenue Poughkeepsie, NY	Garden	1966 / NAV	288	98.3%	845 SF	$1,895
Ridgefield Apartments 6 Jackman Drive Arlington, NY	Garden	1965 / NAV	294	98.6%	826 SF	$2,001
Hudson Row Luxury Apartments 2633 South Road Poughkeepsie, NY	Garden	1970 / NAV	96	100.0%	981 SF	$1,863
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated August 31, 2025. Average Rent Per Unit reflects the average rent for occupied units.

The Borrower and the Borrower Sponsors. The borrower is The Royal Ledges LLC, a New York limited liability company and a single purpose entity with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Royal Ledges Apartments Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors are Shalom Schwartz and Yakov Eisenbach. Shalom Schwartz and Yakov Eisenbach are the co-founders and principals of Lexington Property Group, where they have led the firm since 2005. Together, they oversee a portfolio of 52 commercial properties across New York, New Jersey, and Alabama, including 44 multifamily assets, as well as office, retail, mixed-use, and condo developments. Mr. Schwartz directs property operations, construction, and vendor management, while Mr. Eisenbach manages the firm’s financial operations and investor relations.

Property Management. The Royal Ledges Apartments Property is managed by Lexington Properties NJ LLC, an affiliate of the borrower.

Initial and Ongoing Reserves. At origination of the Royal Ledges Apartments Mortgage Loan, the borrower deposited approximately (i) $207,925 into a reserve account for insurance premiums and (ii) $22,283 into a reserve account for deferred maintenance.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $75,000 for the first three payment dates, and $45,000 through 2026).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies (initially estimated to be approximately $17,790); provided that if an acceptable blanket policy reasonably approved by the lender is in effect, such deposits will be suspended. As of the origination date, an acceptable blanket policy was not in effect.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $5,667.

Lockbox / Cash Management. The Royal Ledges Apartments Mortgage Loan is structured with a soft lockbox and springing cash management. The borrower is required to establish a lender-controlled lockbox account, and is required to deposit, or cause the property manager to deposit, three business days after receipt, all revenue received by the borrower or the property manager into such lockbox. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

114

Multifamily – Garden 4676 Albany Post Road Hyde Park, NY 12538	Collateral Asset Summary – Loan No. 10 Royal Ledges Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 67.9% 1.28x 8.4%

cash management account to be applied and disbursed in accordance with the Royal Ledges Apartments Mortgage Loan documents to make the required deposits into the tax and insurance reserves, pay debt service on the Royal Ledges Apartments Mortgage Loan, make the required deposit into the replacement reserve and pay operating expenses set forth in the annual budget (which is required to be approved by the lender during a Trigger Period) and lender-approved extraordinary expenses, and all excess cash flow funds remaining in the cash management account after such application of funds are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Royal Ledges Apartments Mortgage Loan, unless a Trigger Period no longer exists, in which case they are to be disbursed to the borrower. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Royal Ledges Apartments Mortgage Loan documents, the lender may apply funds to the Royal Ledges Apartments Mortgage Loan in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Royal Ledges Apartments Mortgage Loan documents, (ii) the debt service coverage ratio being less than 1.10x (provided that the borrower may avoid such a Trigger Period by providing the lender with cash or a letter of credit in an amount which, if applied to reduce the outstanding principal balance of the Royal Ledges Apartments Mortgage Loan, would result in a debt service coverage ratio of at least 1.15x) or (iii) if the property manager is a borrower affiliate, upon certain bankruptcy or insolvency events of the property manager, or (iv) upon certain bankruptcy or insolvency events of the borrower, a special purpose member of the borrower or the guarantor; and (B) expiring upon (w) with regard to clause (i) above, the cure (if applicable) of such event of default under the Royal Ledges Apartments Mortgage Loan documents, (x) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters, (y) with regard to clause (iii) above, the property manager is replaced by a non-affiliated property manager as approved by the lender, and (d) with regard to clause (iv) above, if due to an involuntary petition, upon the same being discharged or dismissed within 30 days of such filing.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

115

Multifamily – Garden 1 Bradford Avenue Hamilton, NJ 08610	Collateral Asset Summary – Loan No. 11 Brookside Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 72.6% 1.28x 8.6%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Garden
Borrower Sponsor(s)(1):	Jonathan Greenberg and David Lubin	Collateral:	Fee
Borrower(s):	Winding Brook Apartments, LLC	Location:	Hamilton, NJ
Original Balance:	$50,000,000	Year Built / Renovated:	1963 / 2023-2025
Cut-off Date Balance:	$50,000,000	Property Management:	Waterford Real Estate Management, LLC
% by Initial UPB:	3.8%	Size:	336 Units
Interest Rate:	6.54000%	Appraised Value / Per Unit:	$68,900,000 / $205,060
Note Date:	September 30, 2025	Appraisal Date:	July 1, 2025
Original Term:	60 months	Occupancy:	95.8% (as of September 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$4,315,781
Interest Only Period:	60 months	Underwritten NCF:	$4,231,781
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$4,026,422 (TTM August 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$3,260,557
Call Protection:	L(24),YM1(29),O(7)	2023 NOI(2):	NAV
Lockbox / Cash Management:	Springing / Springing	2022 NOI(2):	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$148,810
Taxes:	$58,668	$58,668	NAP	Maturity Date Loan / Unit:	$148,810
Insurance:	$59,037	$19,679	NAP	Cut-off Date LTV:	72.6%
Replacement Reserves:	$0	$6,300	NAP	Maturity Date LTV:	72.6%
Deferred Maintenance:	$1,650	$0	NAP	UW NOI DY:	8.6%
				UW NCF DSCR:	1.28x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$50,000,000	100.0%	Loan Payoff	$25,494,242	51.0%
			Borrower Sponsor Equity	23,058,063	46.1
			Closing Costs(3)	1,328,340	2.7
			Upfront Reserves	119,355	0.2
Total Sources	$50,000,000	100.0%	Total Uses	$50,000,000	100.0%
(1)	The borrower sponsors are also the borrower sponsors of the Waterford Multifamily Portfolio mortgage loan included in the Benchmark 2025-V18 securitization.
(2)	2022 and 2023 NOI information are not available because the Brookside Gardens property was renovated from 2023 to 2025.

(3)	Closing Costs include a rate buydown fee of $250,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

116

Multifamily – Garden 1 Bradford Avenue Hamilton, NJ 08610	Collateral Asset Summary – Loan No. 11 Brookside Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 72.6% 1.28x 8.6%

The following table presents certain information relating to the unit mix at the Brookside Gardens property:

Unit Mix(1)
Unit Type(2)	# of Units	% of Total Units	# of Affordable Units(3)	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rent Per Unit	Average Monthly Market Rent Per Unit(4)
1 BR / 1 BA – Classic	173	51.5%	55	97.1%	750	$1,500	$1,475
1 BR / 1 BA - Renovated	77	22.9%	13	94.8%	750	$1,588	$1,700
1 BR / 1 BA – Premium	22	6.5%	2	100.0%	750	$1,701	$1,750
2 BR / 1 BA – Classic	32	9.5%	11	96.9%	900	$1,905	$1,850
2 BR / 1 BA – Renovated	25	7.4%	8	96.0%	900	$2,092	$2,100
2 BR / 1 BA – Premium	7	2.1%	0	57.1%	900	$2,300	$2,400
Total/Wtd. Avg.	336	100.0%	89	95.8%	779	$1,627	$1,646
(1)	Based on the underwritten rent roll dated September 1, 2025. Average Monthly Rent Per Unit is based on occupied units.
(2)	Unit types designated as “Classic” represent units with original finishes from the prior sponsorship, units designated as “Renovated” represent units with new flooring and bathroom finishes, and units designated as “Premium” represent units with new flooring, cabinets, and stainless-steel appliances.
(3)	# of Affordable Units is comprised of 44 section 8 units, 23 rental assistance units, and 22 rent controlled units.
(4)	Source: Appraisal.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Brookside Gardens property:

Cash Flow Analysis(1)
	12/31/2024	TTM 8/31/2025	U/W	U/W Per Unit
Base Rent	$5,101,014	$5,790,637	$6,326,466	$18,829
Potential Income from Vacant Units	0	0	303,900	$904
Gross Potential Income	$5,101,014	$5,790,637	$6,630,366	$19,733
Other Income(2)	185,650	218,511	218,511	$650
Net Rental Income	$5,286,664	$6,009,148	$6,848,877	$20,384
(Vacancy / Credit Loss)	$0	$0	($331,518)	($987)
Total Effective Gross Income	$5,286,664	$6,009,148	$6,517,358	$19,397

Real Estate Taxes	636,084	642,431	705,499	$2,100
Insurance	364,598	242,999	224,904	$669
Management Fee	158,557	180,274	195,521	$582
Utilities	418,919	431,100	475,964	$1,417
Other Expenses(3)	447,950	485,922	599,689	$1,785
Total Expenses	$2,026,108	$1,982,726	$2,201,577	$6,552

Net Operating Income	$3,260,557	$4,026,422	$4,315,781	$12,845
Replacement Reserves - Residential	0	0	84,000	$250
Net Cash Flow	$3,260,557	$4,026,422	$4,231,781	$12,595

Occupancy	92.0%	95.8%(4)	95.0%(5)
NCF DSCR	0.98x	1.21x	1.28x
NOI Debt Yield	6.5%	8.1%	8.6%
(1)	Historical financial information prior to 2024 is not available because the Brookside Gardens property was renovated from 2023 to 2025.
(2)	Other Income includes cleaning fees, pet fees, application fees, laundry income, damages, and miscellaneous income.
(3)	Other Expenses includes payroll and benefits, contract services, repairs and maintenance, and general and administrative expenses.
(4)	Represents current occupancy as of the underwritten rent roll dated September 1, 2025.
(5)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

117

Multifamily – Garden 1 Bradford Avenue Hamilton, NJ 08610	Collateral Asset Summary – Loan No. 11 Brookside Gardens	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 72.6% 1.28x 8.6%

The following table presents certain information relating to multifamily properties that are comparable to the Brookside Gardens property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Unit Type	Average Unit Size	Average Rent Per Unit
Brookside Gardens 1 Bradford Avenue Hamilton, NJ 08610	-	1963 / 2023-2025	336(2)	1 BR / 1 BA - Classic(2)	750 SF(2)	$1,500(2)
				1 BR / 1 BA - Renovated(2)	750 SF(2)	$1,588(2)
				1 BR / 1 BA – Premium(2)	750 SF(2)	$1,701(2)
				2 BR / 1 BA - Classic(2)	900 SF(2)	$1,905(2)
				2 BR / 1 BA – Renovated(2)	900 SF(2)	$2,092(2)
				2 BR / 1 BA - Premium(2)	900 SF(2)	$2,300(2)
Greenwood Village 114 Washington Ct Hamilton, NJ 08629	2.6 mi	1941 / NAP	264	1 BR / 1 BA	560 SF	$1,300
				2 BR / 1 BA	700 SF	$1,540
Warner Village Apartments 1378 Nottingham Way Hamilton, NJ 08609	3.1 mi	1944 / NAP	154	1 BR / 1 BA	750 SF	$1,220
				2 BR / 1 BA	800 SF	$1,420
Nottingham Gardens 1310 Nottingham Way Hamilton, NJ 08609	3.2 mi	1943 / NAP	154	1 BR / 1 BA	500 SF	$1,475
				2 BR / 1 BA	650 SF	$1,850
Parkside Manor 1475 Parkside Avenue Trenton, NJ 08638	5.7 mi	1964 / NAP	146	1 BR / 1 BA	650 SF	$1,435
				2 BR / 1 BA	900 SF	$1,810
Eastgate Apartments 1501 Parkside Avenue Ewing, NJ 08638	5.8 mi	1963 / 1972	194	1 BR / 1 BA	730 SF	$1,425
				2 BR / 1 BA	780 SF	$1,820
Highgate Apartments 1 Highgate Drive Ewing, NJ 08618	6.3 mi	1965 / NAP	125	1 BR / 1 BA	650 SF	$1,615
				2 BR / 1 BA	975 SF	$1,895
The Commons at Fallsington 1 Makefield Road Morrisville, PA 19067	7.5 mi	1967 / NAP	478	1 BR / 1 BA	800 SF	$1,360
				2 BR / 1 BA	896 SF	$1,770
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated September 1, 2025. Average Rent Per Unit reflect the average rent for occupied units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

118

Multifamily – Garden 222 South Clovis Avenue Fresno, CA 93727	Collateral Asset Summary – Loan No. 12 Torrey Ridge Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 64.0% 1.29x 8.7%
Mortgage Loan Information		Property Information
Loan Seller:	BMO	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Garden
Borrower Sponsor(s):	Patrick De La Torre	Collateral:	Fee
Borrower(s):	Torrey Ridge, L.P.	Location:	Fresno, CA
Original Balance:	$44,000,000	Year Built / Renovated:	1976 / NAP
Cut-off Date Balance:	$44,000,000	Property Management:	WA Funding, Inc.
% by Initial UPB:	3.3%	Size:	418 Units
Interest Rate:	6.49000%	Appraised Value / Per Unit:	$68,700,000 / $164,354
Note Date:	September 8, 2025	Appraisal Date:	July 10, 2025
Original Term:	60 months	Occupancy:	93.1% (as of August 4, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	87.4%
Original Amortization:	NAP	Underwritten NOI:	$3,847,626
Interest Only Period:	60 months	Underwritten NCF:	$3,743,126
First Payment Date:	October 6, 2025
Maturity Date:	September 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$4,249,177 (TTM July 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$4,294,850
Call Protection:	L(25),D(28),O(7)	2023 NOI:	$4,256,032
Lockbox / Cash Management:	Springing / Springing	2022 NOI:	$4,375,387

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$105,263
Taxes:	$298,679	$47,409	NAP	Maturity Date Loan / Unit:	$105,263
Insurance:	$220,282	$52,448	NAP	Cut-off Date LTV:	64.0%
Replacement Reserves:	$0	$8,708	NAP	Maturity Date LTV:	64.0%
Law and Ordinance Insurance Reserve:	$100,000	$0	NAP	UW NOI DY:	8.7%
				UW NCF DSCR:	1.29x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$44,000,000	100.0%	Loan Payoff	$31,126,007	70.7%
			Return of Equity	10,526,051	23.9
			Closing Costs(1)	1,728,982	3.9
			Upfront Reserves	618,961	1.4
Total Sources	$44,000,000	100.0%	Total Uses	$44,000,000	100.0%
(1)	Closing Costs include an origination fee of $880,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

119

Multifamily – Garden 222 South Clovis Avenue Fresno, CA 93727	Collateral Asset Summary – Loan No. 12 Torrey Ridge Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 64.0% 1.29x 8.7%

The following table presents certain information relating to the unit mix at the Torrey Ridge Apartments property:

Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rent Per Unit	Average Monthly Rent PSF	Average Monthly Market Rent Per Unit(2)	Average Monthly Market Rent PSF(2)
1 Bedroom / 1 Bath (A)	64	15.3%	95.3%	703	$1,326	$1.89	$1,330	$1.89
1 Bedroom / 1 Bath (B)	32	7.7	93.8	769	$1,405	$1.83	$1,400	$1.82
2 Bedroom / 1 Bath (A)	64	15.3	90.6	904	$1,448	$1.60	$1,435	$1.59
2 Bedroom / 1 Bath (B)	4	1.0	100.0	1,200	$1,657	$1.38	$1,650	$1.38
2 Bedroom / 1.5 Bath	206	49.3	91.7	1,040	$1,633	$1.57	$1,630	$1.57
3 Bedroom / 2 Bath	32	7.7	96.9	1,330	$2,132	$1.60	$2,075	$1.56
3 Bedroom / 2.5 Bath	16	3.8%	100.0%	1,470	$2,140	$1.46	$2,080	$1.41
Total / Wtd. Avg.	418	100.0%	93.1%	987	$1,601	$1.64	$1,588	$1.63
(1)	Based on the underwritten rent roll dated August 4, 2025.
(2)	Source: Appraisal.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Torrey Ridge Apartments property:

Cash Flow Analysis
	2022	2023	2024	TTM 7/31/2025	U/W	U/W Per Unit
Base Rent	$6,571,184	$7,305,395	$7,776,541	$7,920,518	$7,472,268	$17,876
Grossed Up Vacant Space	0	0	0	0	542,220	1,297
Gross Potential Rent	$6,571,184	$7,305,395	$7,776,541	$7,920,518	$8,014,488	$19,173
Vacancy/Credit Loss	(409,009)	(866,936)	(798,200)	(916,012)	(1,009,897)	(2,416)
Other Income(1)	469,671	527,676	446,074	506,600	506,600	1,212
Effective Gross Income	$6,631,846	$6,966,135	$7,424,415	$7,511,106	$7,511,191	$17,969

Real Estate Taxes	434,754	441,465	451,608	455,908	568,913	1,361
Insurance	209,466	320,064	422,552	334,596	638,706	1,528
Management Fee	145,464	145,464	145,464	145,464	187,780	449
Other Expenses(2)	1,466,775	1,803,110	2,109,941	2,325,961	2,268,167	5,426
Total Expenses	$2,256,459	$2,710,103	$3,129,565	$3,261,929	$3,663,565	$8,765

Net Operating Income	$4,375,387	$4,256,032	$4,294,850	$4,249,177	$3,847,626	$9,205
Replacement Reserves	0	0	0	0	104,500	250
Net Cash Flow	$4,375,387	$4,256,032	$4,294,850	$4,249,177	$3,743,126	$8,955

Occupancy	95.6%	92.5%	93.9%	93.1%(3)	87.4%(4)
NCF DSCR	1.51x	1.47x	1.48x	1.47x	1.29x
NOI Debt Yield	9.9%	9.7%	9.8%	9.7%	8.7%
(1)	Other Income consists of. month-to-month fees, laundry income, utility reimbursements, late fees and miscellaneous income.
(2)	Other Expenses consists of payroll, repairs and maintenance, utilities, marketing and general and administrative expenses.
(3)	Represents current occupancy based on the underwritten rent roll dated August 4, 2025.
(4)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

120

Multifamily – Garden 222 South Clovis Avenue Fresno, CA 93727	Collateral Asset Summary – Loan No. 12 Torrey Ridge Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 64.0% 1.29x 8.7%

The following table presents certain information relating to comparable multifamily properties to the Torrey Ridge Apartments property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Occupancy	Number of Units	Unit Type	Average Unit Size	Average Rent Per Unit
Torrey Ridge Apartments 220 South Clovis Avenue Fresno, CA	–	1976 / NAP	93.1%(2)	418	1 BR / 1 BA (A) 1 BR / 1 BA (B) 2 BR / 1 BA (A) 2 BR / 1 BA (B) 2 BR / 1.5 BA 3 BR / 2 BA 3 BR / 2.5 BA	703 SF(2) 769 SF(2) 904 SF(2) 1,200 SF(2) 1,040 SF(2) 1,330 SF(2) 1,470 SF(2)	$1,326(2) $1,405(2) $1,448(2) $1,657(2) $1,633(2) $2,132(2) $2,140(2)
Los Arbolitos Apartments 545-555 Argyle Avenue Fresno, CA	0.6 miles	1975 / NAP	100.0%	128	1 BR / 1 BA 2 BR / 1 BA 3 BR / 1 BA	708 SF 840 – 978 SF 1,140 SF	$1,143 $1,196 $1,553
The Greenery Apartments 5770 East Kings Canyon Road Fresno, CA	0.8 miles	1972 / NAP	100.0%	112	1 BR / 1 BA 2 BR / 1 BA 2 BR / 1.5 BA 3 BR / 2 BA	620 SF 780 SF 900 SF 1,050 SF	$1,073 $0(3) $0(3) $0(3)
Willow Park Apartments 190 North Willow Avenue Fresno, CA	1.9 miles	1980 / NAP	97.3%	110	2 BR / 1 BA 3 BR / 2 BA	1,030 – 1,075 SF 1,216 SF	$1,650 $1,800
Pinewood Place Apartments 5226 East Olive Avenue Fresno, CA	2.3 miles	1984 / 2012	96.1%	104	1 BR / 1 BA 2 BR / 1 BA 2 BR / 2 BA	626 SF 713 SF 805 SF	$1,250 $1,325 $1,395
Maple Grove Apartments 2255 South Maple Avenue Fresno, CA	4.0 miles	1990 / NAP	98.3%	120	1 BR / 1 BA 2 BR / 1 BA 3 BR / 2 BA	684 SF 898 SF 1,158 SF	$1,372 $1,549 $1,794
Silver Lake Apartments 5425 East Belmont Avenue Fresno, CA	1.3 miles	1985 / NAP	100.0%	252	2 BR / 1 BA 3 BR / 1 BA	967 – 990 SF 1,400 SF	$1,310 – $1,335 $0(3)
Lake Ridge Apartments 4092 North Chestnut Avenue Fresno, CA	5.1 miles	1985 / NAP	99.5%	200	1 BR / 1 BA 2 BR / 1 BA 2 BR / 2 BA	658 SF 835 SF 935 SF	$1,320 $1,480 $1,550
Palm Lakes Apartments 4083 Peach Avenue Fresno, CA	4.4 miles	1986 / NAP	99.7%	300	1 BR / 1 BA 2 BR / 1 BA 2 BR / 2 BA	614 SF 816 SF 945 SF	$1,375 $1,495 $1,595
Dominion Courtyard Villas 1650 East Shepherd Avenue Fresno, CA	12.5 miles	2017 / NAP	97.4%	350	1 BR / 1 BA 2 BR / 1 BA 2 BR / 2 BA 3 BR / 2.5 BA	814 SF 996 – 1,097 SF 1,180 SF 1,564 – 1,610 SF	$1,894 $1,909 – $1,947 $2,215 $2,548 – $2,640
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated August 4, 2025.
(3)	The Appraisal did not report rent for the unit type.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

121

Retail – Anchored 5501 South Williamson Boulevard Port Orange, FL 32128	Collateral Asset Summary – Loan No. 13 Pavilion at Port Orange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 41.4% 2.28x 15.0%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor:	CBL & Associates Limited Partnership	Collateral:	Fee
Borrower(s):	Port Orange Town Center LLC	Location:	Port Orange, FL
Original Balance:	$43,000,000	Year Built / Renovated:	2009 / 2013
Cut-off Date Balance:	$43,000,000	Property Management:	CBL & Associates Management, Inc.
% by Initial UPB:	3.3%	Size:	398,331 SF(1)
Interest Rate:	5.93300%	Appraised Value / Per SF:	$103,900,000 / $261
Note Date:	September 30, 2025	Appraisal Date:	August 29, 2025
Original Term:	60 months	Occupancy:	92.2% (as of September 30, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	90.0%
Original Amortization:	NAP	Underwritten NOI:	$6,467,304
Interest Only Period:	60 months	Underwritten NCF:	$5,889,531
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI	$5,836,427 (TTM August 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$5,481,144
Call Protection:	L(24),D(29),O(7)	2023 NOI:	$5,820,330
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$6,364,535

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$108
Taxes:	$677,035	$67,704	NAP	Maturity Date Loan / SF:	$108
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	41.4%
Replacement Reserves:	$0	$11,618	$348,540	Maturity Date LTV:	41.4%
TI/LC Reserve:	$0	$66,389	$1,991,655	UW NOI DY:	15.0%
Outstanding TI/LC Reserve:	$1,427,898	$0	NAP	UW NCF DSCR:	2.28x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$43,000,000	98.6%	Loan Payoff	$41,148,484	94.4%
Borrower Sponsor Equity	593,365	1.4	Closing Costs	339,948	0.8
			Reserves	2,104,933	4.8
Total Sources	$43,593,365	100.0%	Total Uses	$43,593,365	100.0%

(1)	Represents collateral SF. Total SF is 429,417 SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

122

Retail – Anchored 5501 South Williamson Boulevard Port Orange, FL 32128	Collateral Asset Summary – Loan No. 13 Pavilion at Port Orange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 41.4% 2.28x 15.0%

The following table presents certain information relating to the retail tenants at the Pavilion at Port Orange property:

Largest Owned Tenants Based on UW Base Rent(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Sales PSF(3)	Occupancy Cost(3)	Renewal Options	Termination Options
Marshalls/HomeGoods	A2/A/NR	50,000	12.6%	$800,000	$16.00	13.1%	3/31/2030	$496.25	3.2%	2, 5-year options	N
Regal Cinemas(4)	NR/NR/NR	46,504	11.7%	$550,000	$11.83	9.0%	12/31/2031	$73.58	16.1%	3, 5-year options	N
Belk	NR/NR/NR	75,473	18.9%	$471,706	$6.25	7.7%	3/4/2030	$58.15	10.7%	4, 5-year options	N
Michaels	NR/NR/NR	21,300	5.3%	$330,150	$15.50	5.4%	3/31/2030	$144.56	10.7%	1, 5-year option	N
Petco	NR/NR/NR	13,500	3.4%	$271,080	$20.08	4.5%	3/31/2030	NAP	NAP	1, 5-year option	N
Ulta Beauty	NR/NR/NR	9,998	2.5%	$208,958	$20.90	3.4%	3/31/2030	NAP	NAP	3, 5-year options	N
Five Below	NR/NR/NR	11,989	3.0%	$191,824	$16.00	3.2%	1/31/2032	NAP	NAP	3, 5-year options	N
Red Robin	NR/NR/NR	6,000	1.5%	$183,660	$30.61	3.0%	3/31/2030	NAP	NAP	2, 5-year options	N
AT&T	Baa2/BBB/NR	4,003	1.0%	$171,088	$42.74	2.8%	2/28/2030	NAP	NAP	1, 5-year option	N
Sola Salon(5)	NR/NR/NR	8,952	2.2%	$164,939	$18.42	2.7%	11/30/2035	NAP	NAP	1, 10-year option	N
Largest Tenants / Wtd. Avg.		247,719	62.2%	$3,343,406	$13.50	54.9%
Remaining Tenants		119,496	30.0%	$2,745,137	$22.97	45.1%
Occ. Subtotal / Wtd Avg		367,215	92.2%	$6,088,543	$16.58	100.0%
Vacant Space (Owned)		31,116	7.8%
Totals/ Wtd. Avg. All Owned Tenants		398,331	100.0%
(1)	Based on the underwritten rent roll dated September 30, 2025, inclusive of rent steps through October 1, 2026.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Sales PSF and Occupancy Cost is based on TTM July 2025 sales.
(4)	Regal Cinemas recently executed a 5-year renewal option early. The extension period will commence on January 1, 2027.
(5)	Sola Salon executed a lease and its space is currently under construction. The lease commencement date is estimated to be December 1, 2025. We cannot guarantee that Sola Salon will take occupancy as expected or at all. Sola Salon will also use a 1,539 SF unit at the property for storage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

123

Retail – Anchored 5501 South Williamson Boulevard Port Orange, FL 32128	Collateral Asset Summary – Loan No. 13 Pavilion at Port Orange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 41.4% 2.28x 15.0%

The following table presents certain information relating to the lease rollover schedule at the Pavilion at Port Orange property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	1,547	0.4%	0.4%	$46,410	0.8%	$30.00	2
2026	17,062	4.3%	4.7%	$370,400	6.1%	$21.71	7
2027	21,164	5.3%	10.0%	$450,563	7.4%	$21.29	7
2028	13,473	3.4%	13.4%	$337,734	5.5%	$25.07	5
2029	9,425	2.4%	15.7%	$276,816	4.5%	$29.37	5
2030	197,856	49.7%	65.4%	$2,698,255	44.3%	$13.64	11
2031	62,269	15.6%	81.0%	$1,015,240	16.7%	$16.30	7
2032	11,989	3.0%	84.0%	$191,824	3.2%	$16.00	1
2033	1,600	0.4%	84.4%	$41,599	0.7%	$26.00	1
2034	11,092	2.8%	87.2%	$210,853	3.5%	$19.01	3
2035	19,738	5.0%	92.2%	$448,847	7.4%	$22.74	5
2036 & Thereafter	0	0.0%	92.2%	$0	0.0%	$0.00	0
Vacant	31,116	7.8%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	398,331	100.0%		$6,088,543	100.0%	$16.58	54
(1)	Based on the underwritten rent roll dated September 30, 2025, inclusive of rent steps through October 1, 2026.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.

The following table presents certain information relating to recent comparable sales near the Pavilion at Port Orange property:

Comparable Sales Summary(1)
Property	CityPlace Doral	7940 Via Dellagio	Waterford Lakes Town Center	Nature Coast Commons	Lee Vista Promenade Shopping Center
Location	Doral, FL	Orlando, FL	Orlando, FL	Spring Hill, FL	Orlando, FL
Year Built (Renovated)	2017	2008	1998	2009 (2018)	2016
Rentable Area (SF)	235,096	109,489	692,787	202,894	313,981
Occupancy	82%	91%	99%	99%	97%
Transaction Date	June 2025	March 2025	October 2024	August 2024	July 2024
Cap Rate	6.56%	6.41%	-	-	6.80%
(1)	Source: Appraisal

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

124

Retail – Anchored 5501 South Williamson Boulevard Port Orange, FL 32128	Collateral Asset Summary – Loan No. 13 Pavilion at Port Orange	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 41.4% 2.28x 15.0%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Pavilion at Port Orange property:

Cash Flow Analysis(1)
	2021	2022	2023	2024	TTM 8/31/2025	Underwritten	U/W Per SF(2)
Base Rental Revenue	$5,562,007	$5,734,300	$5,459,983	$5,542,542	$5,745,548	$6,150,817	$15.44
Overage / Percentage Rent	37,854	62,196	74,038	8,931	21,167	17,950	0.05
Kiosks / Temporary / Specialty	126,650	116,166	106,847	61,705	28,321	57,224	0.14
Total Commercial Reimbursement Revenue	1,406,150	1,495,660	1,449,997	1,472,279	1,501,475	1,622,685	4.07
Other Revenue Adjustments	525,134	515,598	510,686	510,686	510,686	510,686	1.28
Market Revenue from Vacant Units	0	0	0	0	0	838,744	2.11
Other Revenue	95,960	177,990	163,688	135,662	144,943	123,396	0.31
Potential Gross Revenue	$7,753,755	$8,101,910	$7,765,238	$7,731,805	$7,952,139	$9,321,500	$23.40
Vacancy Loss	(39,687)	(236)	(236)	(6,648)	(15,043)	(838,744)	(2.11)
Commercial Credit Loss	(571,432)	304,778	50,557	(41,385)	(48,987)	0	0.00
Effective Gross Revenue	$7,142,636	$8,406,452	$7,815,559	$7,683,772	$7,888,109	$8,482,756	$21.30
Real Estate Taxes	774,478	775,025	776,078	780,048	772,558	806,856	2.03
Insurance	156,977	123,798	65,516	121,754	109,623	120,675	0.30
Utilities	213,985	225,080	204,287	208,809	171,566	188,530	0.47
Repairs & Maintenance	453,177	463,495	495,436	637,464	563,280	466,143	1.17
Management Fee	180,595	226,731	225,689	206,072	218,830	254,483	0.64
Payroll (Office, Security, Maintenance)	76,717	110,225	111,383	113,505	104,611	73,394	0.18
Advertising	10,635	11,592	12,168	13,218	7,190	9,171	0.02
Other Expenses	164,857	105,971	104,673	121,759	104,026	96,200	0.24
Total Expenses	$2,031,422	$2,041,917	$1,995,229	$2,202,628	$2,051,683	$2,015,452	$5.06
Net Operating Income	$5,111,214	$6,364,535	$5,820,330	$5,481,144	$5,836,427	$6,467,304	$16.24
Replacement Reserves	0	0	0	0	0	108,321	0.27
Tenant Improvements	0	0	0	0	0	208,971	0.52
Leasing Commissions	0	0	0	0	0	260,482	0.65
Net Cash Flow	$5,111,214	$6,364,535	$5,820,330	$5,481,144	$5,836,427	$5,889,531	$14.79

Physical Occupancy	88.0%	90.3%	89.6%	88.6%	89.6%	90.0%(3)
NCF DSCR	1.98x	2.46x	2.25x	2.12x	2.26x	2.28x
NOI Debt Yield	11.9%	14.8%	13.5%	12.7%	13.6%	15.0%
(1)	Based on the underwritten rent roll dated September 30, 2025, inclusive of rent steps through October 1, 2026.
(2)	PSF is based on 398,331 SF.
(3)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

125

Hospitality – Full Service 15 East Liberty Street Savannah, GA 31401	Collateral Asset Summary – Loan No. 14 The DeSoto	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 55.9% 1.72x 14.5%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Full Service
Borrower Sponsor(s):	Sotherly Hotels LP	Collateral:	Fee
Borrower(s):	Savannah Hotel Associates LLC	Location:	Savannah, GA
Original Balance:	$42,000,000	Year Built / Renovated:	1968 / 2024
Cut-off Date Balance:	$42,000,000	Property Management:	Our Town Hospitality LLC
% by Initial UPB:	3.2%	Size:	246 Rooms
Interest Rate:	7.13000%	Appraised Value / Per Room:	$75,100,000 / $305,285
Note Date:	September 12, 2025	Appraisal Date:	August 18, 2025
Original Term:	60 months	Occupancy:	71.2% (as of July 31, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	71.2%
Original Amortization:	NAP	Underwritten NOI:	$6,101,787
Interest Only Period:	60 months	Underwritten NCF:	$5,213,757
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$5,879,718 (TTM July 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$6,432,557
Call Protection:	L(24),D(29),O(7)	2023 NOI:	$6,009,060
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$4,978,898

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$170,732
Taxes:	$0	$23,679	NAP	Maturity Date Loan / Room:	$170,732
Insurance(1):	$0	Springing	NAP	Cut-off Date LTV:	55.9%
FF&E:	$1,000,000	$73,225	NAP	Maturity Date LTV:	55.9%
Deferred Maintenance:	$39,025	$0	NAP	UW NOI DY:	14.5%
Other(2):	$829,532	Springing	NAP	UW NCF DSCR:	1.72x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$42,000,000	100.0%	Loan Payoff	$33,472,070	79.7%
			Borrower Sponsor Equity	5,707,921	13.6
			Upfront Reserves	1,868,557	4.4
			Closing Costs	951,452	2.3
Total Sources	$42,000,000	100.0%	Total Uses	$42,000,000	100.0%
(1)	At the option of the lender, if the liability or casualty insurance policy maintained by the borrower covering The DeSoto property does not constitute an approved blanket or umbrella policy pursuant to The DeSoto mortgage loan documents, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies upon the expiration thereof. At origination, a blanket policy was in place.
(2)	Other Reserves are comprised of (i) an initial seasonality reserve of approximately $614,616, (ii) an initial balcony renovation reserve of approximately $214,916, and (iii) a springing monthly seasonality reserve.

The following table presents certain information relating to the estimated demand analysis as of the trailing twelve months ending July 2025 with respect to The DeSoto property based on market segmentation, as provided by a third-party market research report:

Demand Segmentation(1)
Property	Rooms	Transient	Group	Contract
The DeSoto	246	58.5%	41.4%	0.1%
(1)	Source: Third-party hospitality research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

126

Hospitality – Full Service 15 East Liberty Street Savannah, GA 31401	Collateral Asset Summary – Loan No. 14 The DeSoto	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 55.9% 1.72x 14.5%

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at The DeSoto property and its competitors:

Occupancy, ADR, RevPAR(1)
	The DeSoto (2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2021	59.2%	$186.74	$110.63	69.4%	$190.30	$132.09	85.3%	98.1%	83.8%
2022	65.7%	$213.45	$140.29	76.6%	$220.10	$168.49	85.9%	97.0%	83.3%
2023	69.2%	$212.85	$147.34	78.5%	$219.42	$172.21	88.2%	97.0%	85.6%
2024	72.4%	$211.51	$153.15	75.4%	$223.58	$168.67	96.0%	94.6%	90.8%
TTM 7/31/2025	71.2%	$210.29	$149.75	73.0%	$218.50	$159.57	97.5%	96.2%	93.8%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at The DeSoto property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for The DeSoto property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set includes Marriott Savannah Riverfront, Hyatt Regency Savannah, The Kimpton Brice, Hotel Indigo Savannah Historic District, and The Westin Savannah Harbor Golf Resort & Spa.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

127

Hospitality – Full Service 15 East Liberty Street Savannah, GA 31401	Collateral Asset Summary – Loan No. 14 The DeSoto	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 55.9% 1.72x 14.5%

The following table presents certain information relating to the operating history and underwritten cash flows of The DeSoto property:

Cash Flow Analysis
	2021	2022	2023	2024	TTM 7/31/2025	UW	UW Per Room(1)
Occupancy (%)	59.24%	65.72%	69.22%	72.41%	71.21%	71.21%
ADR	$186.74	$213.45	$212.85	$211.51	$210.29	$210.29
RevPar	$110.63	$140.29	$147.34	$153.15	$149.75	$149.75

Rooms Revenue	$9,933,084	$12,596,596	$13,229,250	$13,789,197	$13,445,833	$13,445,833	$54,657.86
Food & Beverage Revenue	2,487,889	5,212,976	6,903,231	7,296,893	7,012,927	7,012,927	$28,507.83
Other Revenue(2)	1,026,719	1,443,387	1,317,427	1,511,193	1,553,326	1,553,326	$6,314.33
Total Revenue	$13,447,692	$19,252,959	$21,449,908	$22,597,283	$22,012,086	$22,012,086	$89,480.02

Rooms Expense	$3,030,836	$3,501,638	$3,187,897	$3,360,121	$3,221,336	$3,221,336	$13,094.86
Food & Beverage Expense	1,801,425	3,397,010	4,165,417	4,418,943	4,295,230	4,295,230	$17,460.28
Other Departmental Expenses(3)	472,312	569,046	536,381	514,875	542,920	542,920	$2,206.99
Departmental Expenses	$5,304,573	$7,467,694	$7,889,695	$8,293,939	$8,059,486	$8,059,486	$32,762.14

Departmental Profit	$8,143,119	$11,785,265	$13,560,213	$14,303,344	$13,952,600	$13,952,600	$56,717.89

Management Fee	$403,431	$577,589	$643,497	$677,918	$660,363	$660,363	$2,684.40
Administrative & General	$1,124,239	$1,396,620	$1,695,494	$1,757,588	$1,707,466	$1,707,466	$6,940.92
Marketing and Franchise Fee	1,115,237	1,606,460	1,692,409	1,683,570	1,695,838	1,695,838	$6,893.65
Other Undistributed Expenses(4)	1,844,981	2,293,433	2,396,108	2,603,543	2,623,168	2,623,168	$10,663.28
Total Undistributed Expenses	$4,487,888	$5,874,102	$6,427,508	$6,722,619	$6,686,835	$6,686,835	$27,182.25

Real Estate Taxes	$0	$435,009	$431,555	$424,766	$675,786	$514,280	$2,090.57
Property Insurance	346,397	413,324	608,157	648,316	640,337	553,177	$2,248.69
Rent Expense	0	83,932	83,932	75,085	69,924	96,522	$392.37
Net Operating Income	$3,308,834	$4,978,898	$6,009,060	$6,432,557	$5,879,718	$6,101,787	$24,804.01

FF&E	$537,908	$770,118	$857,996	$903,891	$880,483	$888,029	$3,609.88
Net Cash Flow	$2,770,927	$4,208,779	$5,151,064	$5,528,666	$4,999,235	$5,213,757	$21,194.14

NCF DSCR	0.91x	1.39x	1.70x	1.82x	1.65x	1.72x
NOI Debt Yield	7.9%	11.9%	14.3%	15.3%	14.0%	14.5%
(1)	Per Room values are based on 246 rooms.
(2)	Other Revenue includes proceeds from valet parking, guest laundry, guest communications, spa services, and gift/sundry shop.
(3)	Other Departmental Expenses includes expenses associated with the operation of valet parking, guest laundry, guest communications, spa services, and gift/sundry shop.
(4)	Other Undistributed Expenses include operations and maintenance, heat, power, and light, and information and telecom expenses.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

128

Hospitality – Full Service 15 East Liberty Street Savannah, GA 31401	Collateral Asset Summary – Loan No. 14 The DeSoto	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,000,000 55.9% 1.72x 14.5%

The following table presents certain information relating to the competitive set of The DeSoto property:

Competitive Set(1)
Property	Number of Rooms	Year Built	Estimated 2024 Occupancy	Estimated 2024 ADR	Estimated 2024 RevPar
The DeSoto(2)	246	1968	72.4%	$211.51	$153.15
Competitive Set(3)	1,627	1868-1999	76.0%	$222.68	$168.35
Total Avg. Competitive Set			75.5%	$221.21	$166.35
(1)	Source: Appraisal. Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at The DeSoto property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Based on the underwritten cash flow.
(3)	The Competitive Set includes The Westin Savannah Harbor Golf Resort & Spa, Marriott Savannah Riverfront, Hyatt Regency Savannah, Hotel Indigo Savannah Historic District and The Kimpton Brice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

129

Multifamily – Garden 20220 Bellaire Boulevard Richmond, TX 77407	Collateral Asset Summary – Loan No. 15 Haven at Bellaire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,600,000 72.5% 1.27x 8.2%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Garden
Borrower Sponsor(s):	Samuel Silverman and Jorge Abreu	Collateral:	Fee/Leasehold(2)
Borrower(s):	Haven at Bellaire II, LLC	Location:	Richmond, TX
Original Balance:	$41,600,000	Year Built / Renovated:	2020 / NAP
Cut-off Date Balance:	$41,600,000	Property Management:	29th Street Property Management LLC
% by Initial UPB:	3.2%	Size:	297 Units
Interest Rate:	6.26200%	Appraised Value / Per Unit(3):	$57,400,000 / $193,266
Note Date:	September 24, 2025	Appraisal Date:	July 7, 2025
Original Term:	60 months	Occupancy:	92.3% (as of July 28, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	92.7%
Original Amortization:	NAP	Underwritten NOI(4):	$3,416,998
Interest Only Period:	60 months	Underwritten NCF:	$3,342,748
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type(1):	NAP	Most Recent NOI(4):	$2,895,068 (TTM June 30, 2025)
Additional Debt Balance(1):	NAP	2024 NOI	$2,528,289
Call Protection:	L(12),YM2(44),O(4)	2023 NOI	$2,726,407
Lockbox / Cash Management:	Soft / In Place	2022 NOI	$2,736,597

Reserves				Financial Information
	Initial	Monthly	Cap
Taxes:	$0	$132,901(5)	NAP	Cut-off Date Loan / Unit:	$140,067
Insurance:	$0	Springing	NAP	Maturity Date Loan / Unit:	$140,067
Replacement Reserves:	$0	$6,188	NAP	Cut-off Date LTV(3):	72.5%
				Maturity Date LTV(3):	72.5%
				UW NOI DY:	8.2%
				UW NCF DSCR:	1.27x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan:	$41,600,000	82.7%	Loan Payoff(6):	$46,258,889	92.0%
Preferred Equity(1):	8,435,581	16.8	Closing Costs(7):	3,521,463	7.0
Borrower Sponsor Equity	270,740	0.5	Preferred Equity Holdback:	525,969	1.0

Total Sources:	$50,306,321	100.0%	Total Uses:	$50,306,321	100.0%
(1)	AXCS Haven Pref Member, LLC (a key principal under the loan documents), (the “Haven PE Member”), a subsidiary of AXCS JV LLC, is the preferred equity investor in Haven Pref Joint Venture, LLC (the “PE Issuer”) an entity that indirectly owns 99.99% of the equity in the borrower. The Haven PE Member is entitled to a preferred return on its investment, and such investment includes certain subordinate debt like features, including the pledge by the common member of the PE Issuer of its membership interests in the PE Issuer, and a pledge by the PE Issuer of all of its assets, including its ownership interests in the 99.99% member of the borrower, to secure the preferred equity investment. The Haven PE Member invested $8,435,581 on the loan origination date and is required to invest an additional $525,969 upon the Haven at Bellaire property achieving a debt service coverage ratio of 1.45x for 12 consecutive months.
(2)	The mortgaged property includes both the borrower’s leasehold interest and the Rosenburg Housing Authority’s (as defined below) fee interest, as described below.
(3)	The Appraised Value set forth above is the “Hypothetical As If PFC” value of the Haven at Bellaire property as of July 7, 2025, which assumes that the Haven at Bellaire property will transition to a public facility corporation (“PFC”) program ownership structure whereby it would be transferred to a PFC and then ground leased back to the borrower, and the leasehold estate owner would qualify for a 100% real estate tax exemption (the “Tax Exemption”) so long as at least 88 of the 297 multifamily units are set aside for occupancy by households with annual incomes of 80% of the area median income ("AMI") or less and at least 60 of the 297 multifamily units are set aside for occupancy by households with annual incomes of 60% of the AMI or less. Pursuant to a regulatory agreement entered into by the borrower with the Housing Authority of the City of Rosenburg, Texas, a Texas public housing authority (the “Rosenburg Housing Authority”), 87 units are required to be reserved for households earning 80% of AMI or less, and 62 units for households earning 60% of AMI or less. The appraisal also provided an “As Is” appraised value of the Haven at Bellaire property of $47,300,000, which results in an Appraised Value/Per Unit of $159,259, and a Cut-off Date LTV and Maturity Date LTV of 87.9% each.
(4)	The increase from the Most Recent NOI to the Underwritten NOI is due to the Haven at Bellaire property entering into the PFC program and applying to receive the related Tax Exemption, and assumes the Tax Exemption is received. At origination, the Haven at Bellaire property became encumbered by a 99-year ground lease with the Rosenburg Housing Authority, as lessor, and the borrower, as lessee, as part of the PFC program. There can be no assurance that the Tax Exemption will be obtained.
(5)	The borrower is required to deposit approximately $132,901 into a real estate tax reserve on the monthly payment dates in November 2025 and December 2025. On each monthly payment date thereafter that the Tax Exemption is not in effect, the borrower will be required to deposit an amount equal to one-twelfth of the real estate taxes that the lender estimates will be payable during the next ensuing twelve months (initially, $22,150.17).
(6)	Loan Payoff includes $45,658,889.32 to pay off the existing mortgage encumbering the Haven at Bellaire property, as well as fund a $600,000 loan repayment to Wellwood LLC, which was a limited partner investor of the a parent entity of the borrower.
(7)	Closing costs included a $1,456,000 rate buydown.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

130

Multifamily – Garden 20220 Bellaire Boulevard Richmond, TX 77407	Collateral Asset Summary – Loan No. 15 Haven at Bellaire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,600,000 72.5% 1.27x 8.2%

The following table presents certain information relating to the unit mix at the Haven at Bellaire property:

Unit Mix(1)
Unit Type(2)	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rent per Unit(3)	Average Monthly Market Rent Per Unit(4)
1 BR / 1 BA	189	63.6%	173	91.5%	739	$1,234	$1,232
2 BR / 2 BA	108	36.4%	101	93.5%	1,171	$1,638	$1,829
Total/Wtd. Avg.	297	100.0%	274	92.3%	896	$1,382	$1,449
(1)	Based on the underwritten rent roll dated July 28, 2025.
(2)	Pursuant to the PFC regulatory agreement, the Haven at Bellaire property is required to set aside or rent: (i) no less than 62 units to households earning 60% of AMI or below, (ii) at least 5 of such units must be reserved for rental to low income households that utilize or intend to utilize a housing choice voucher allocated by the Housing Authority, and (iii) no less than 87 units to households earning 80% of AMI or below.
(3)	Average Monthly Rent per Unit is based on occupied units.
(4)	Source: Appraisal.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Haven at Bellaire property:

Cash Flow Analysis(1)
	2022	2023	2024	TTM (6/30/2025)	U/W	U/W Per Unit
Gross Potential Rent	$5,207,844	$5,436,973	$4,913,856	$ 5,007,454	$4,924,077	$16,579
Vacancy	(555,756)	(725,558)	(568,428)	(414,534)	(359,913)	(1,212)
Bad Debt	(45,939)	(64,131)	(20,024)	37,901	(24,372)	(82)
Concessions	(16,497)	(48,118)	(99,911)	(43,362)	0	0
Net Rental Income	$4,589,652	$4,599,166	$4,225,493	$4,587,458	$4,539,792	$15,285
Parking Income	0	0	0	0	50,040	168
Utility Reimbursement	216,432	213,677	255,657	256,185	256,905	865
General Other Income	362,535	399,367	329,803	312,367	267,300	900
Effective Gross Income	$5,168,619	$5,212,210	$4,810,952	$5,156,010	$5,114,037	$17,219

Real Estate Taxes(2)	991,230	773,707	697,136	592,523	17,051	57
Insurance	133,774	383,392	166,597	207,268	212,343	715
Utilities	375,755	307,131	419,207	425,932	415,800	1,400
Repairs and Maintenance	184,421	276,222	255,716	278,823	274,725	925
Management Fee	113,415	111,908	112,839	119,057	153,421	517
Payroll and Benefits	401,328	432,599	434,684	463,423	445,500	1,500
Marketing	114,425	96,111	114,629	103,155	89,100	300
General and Administrative	117,674	104,734	81,854	70,761	89,100	300
Total Expenses	$2,432,022	$2,485,803	$2,282,664	$2,260,942	$1,697,040	$5,714

Net Operating Income(3)	$2,736,597	$2,726,407	$2,528,289	$2,895,068	$3,416,998	$11,505
Replacement Reserves	$0	$0	$0	$0	74,250	250
Net Cash Flow	$2,736,597	$2,726,407	$2,528,289	$2,895,068	$3,342,748	$11,255

Occupancy(4)	95.7%	92.5%	91.8%	92.3%(1)	92.7%(5)
NCF DSCR	1.04x	1.03x	0.96x	1.10x	1.27x
NOI Debt Yield	6.6%	6.6%	6.1%	7.0%	8.2%
(1)	U/W Gross Potential Rent is based on the underwritten rent roll dated July 28, 2025.
(2)	At loan origination, the Haven at Bellaire property applied for the Tax Exemption. The U/W Real Estate Taxes excludes all property taxes and includes the appraisal assumption for margin tax in the amount of $17,051.
(3)	The increase from the TTM (6/30/2025) Net Operating Income to the U/W Net Operating Income is due to assumption that the Tax Exemption will be obtained.
(4)	Historical occupancies are based on the 12-month average for 2022 through 2024. Historical occupancy was not provided for March 2023 through May 2023, August 2023 and August 2024.
(5)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Multifamily – Garden 20220 Bellaire Boulevard Richmond, TX 77407	Collateral Asset Summary – Loan No. 15 Haven at Bellaire	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,600,000 72.5% 1.27x 8.2%

The following table presents certain information relating to comparable multifamily properties to the Haven at Bellaire property:

Multifamily Rent Comparables(1)
Property	Unit Mix	Average SF per Unit	Average Rent PSF	Average Rent Per Unit
Haven at Bellaire(2) 20220 Bellaire Boulevard Richmond, TX 77407	1 Bed / 1 Bath 2 Bed / 2 Bath	739 1,171	$1.66 $1.40	$1,234 $1,638
Haven at Mission Trace 8811 FM 1464 Richmond, TX 77407	1 Bed / 1 Bath 2 Bed / 2 Bath	669-861 1,169-1,274	$1.82-$2.03 $1.65-$1.65	$1,249-$1,750 $1,929-$2,100
Cortland Lakemont 7115 S Mason Road Richmond, TX 77407	1 Bed / 1 Bath 2 Bed / 2 Bath	650–879 956–1,114	$1.37–$1.73 $1.40–$1.54	$1,126–$1,206 $1,469–$1,558
The Waterview 19525 West Bellfort Blvd Richmond, TX 77407	1 Bed / 1 Bath 2 Bed / 2 Bath	703–905 1,060–1,272	$1.51–$1.62 $1.46–$1.63	$1,107–$1,402 $1,559–$1,915
Cyan Cinco Ranch 21650 FM 1093 Richmond, TX 77407	1 Bed / 1 Bath 2 Bed / 2 Bath	684–1,061 1,155–1,459	$1.37–$1.90 $1.28–$1.73	$1,147–$1,459 $1,596–$2,524
Greenwood at Katy – PFC 1700 Katy Fort Bend Rd Katy, TX 77493	1 Bed / 1 Bath 2 Bed / 2 Bath	722-835 1,152-1,228	$1.67-$1.98 $1.42-$1.58	$1,295-$1,505 $1,650-$1,880
91Fifty-PFC 9150 N. Highway 6 Houston, TX 77095	1 Bed / 1 Bath 2 Bed / 2 Bath	733–863 1,095–1,205	$1.32–$1.62 $1.05–$1.39	$1,095–$1,320 $1,271–$1,600
Allora Gosling – PFC 22103 Gosling Rd Spring, TX 77389	1 Bed / 1 Bath 2 Bed / 2 Bath	682-836 1,190-1,226	$1.36-$1.72 $1.03-$1.52	$1,135-$1,355 $1,258-$1,860
Wyldewood Gosling – PFC 23223 Gosling Road Spring, TX 77389	1 Bed / 1 Bath 2 Bed / 2 Bath	685–800 1,002–1,077	$1.69–$1.86 $1.17–$1.75	$1,276–$1,424 $1,216–$1,750
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated July 28, 2025. Average Rent PSF and Average Rent Per Unit reflects the average in-place rent for occupied units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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